As filed with the Securities and Exchange Commission on May 30, 1997 File Nos. 33-78264, 811-8490


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 13
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 15

                         Excelsior Institutional Trust
               (Exact Name of Registrant as Specified in Charter)
                  73 Tremont St., Boston, Massachusetts 02108
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 617-557-8000


                          W. Bruce McConnel, III, Esq.
                           Drinker Biddle & Reath LLP
           Philadelphia National Bank Building, 1345 Chestnut Street
                     Philadelphia, Pennsylvania 19107-3496
                    (Name and Address of Agent for Service)



 It is proposed that this filing will become effective (check appropriate box)

[  ] Immediately upon filing pursuant to paragraph (b)
[  ] on (date) pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph (a)(1)
[  ] on (date) pursuant to paragraph (a)(1)
[  ] 75 days after filing pursuant to paragraph (a)(2)
[  ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Registrant has previously registered an indefinite number of shares of beneficial interest under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's initial 24f-2 notice for the fiscal period ended March 31, 1997 was filed on May 29, 1997.

                         EXCELSIOR INSTITUTIONAL TRUST
                             CROSS-REFERENCE SHEET
                           (As Required by Rule 495)
                  Equity, Income, Total Return Bond, Balanced,
          Value Equity, Optimum Growth and International Equity Funds


PART A
ITEM NUMBER                                        Prospectus Headings
-----------                                        -------------------

1.  COVER PAGE                                             Cover Page.

2.  SYNOPSIS                                      Summary of Expenses.

3.  CONDENSED FINANCIAL INFORMATION                    Not Applicable.

4.  GENERAL DESCRIPTION OF REGISTRANT                      Cover Page;
                                                 Investment Objectives
                                                         and Policies.

5.  MANAGEMENT OF THE FUND                    Management of the Trust.

5A. MANAGEMENT'S DISCUSSION
    OF FUND PERFORMANCE                                Not applicable.

6.  CAPITAL STOCK AND OTHER SECURITIES                     Cover Page;
                                                    Pricing of Shares;
                                             How to Purchase, Exchange
                                                    and Redeem Shares;
                                                          Tax Matters;
                                              Management of the Trust;
                                                 Dividends and Capital
                                                  Gains Distributions;
                                                Description of Shares,
                                        Voting Rights and Liabilities.

7.  PURCHASE OF SECURITIES BEING OFFERED              How to Purchase,
                                           Exchange and Redeem Shares;
                                                    Investor Programs.

8.  REDEMPTION OR REPURCHASE                          How to Purchase,
                                           Exchange and Redeem Shares;
                                                    Investor Programs.

9.  PENDING LEGAL PROCEEDINGS                          Not applicable.

                                            [LOGO] EXCELSIOR INSTITUTIONAL TRUST

Excelsior Institutional Equity Fund
Excelsior Institutional Income Fund
Excelsior Institutional Total Return Bond Fund

Excelsior Institutional Value Equity Fund
Excelsior Institutional Balanced Fund

Excelsior Institutional Optimum Growth Fund
Excelsior Institutional International Equity Fund

-------------------------------------------------------------------------------
                                  For initial purchase and existing account
Excelsior Institutional Trust     information, call (800) 909-1989.
73 Tremont Street                 (From overseas, call (617) 557-1755)
Boston, Massachusetts 02108-3913  For current prices and yield information,
(617) 557-8000                    call (800) 861-3430

-------------------------------------------------------------------------------

This Prospectus describes a Class of shares ("Institutional Shares" or "Shares") offered by several separate portfolios offered to institutional in-vestors by Excelsior Institutional Trust (the "Trust"), an open-end diversi-fied management investment company. The mutual funds, Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional To-tal Return Bond Fund, Excelsior Institutional Value Equity Fund, Excelsior In-stitutional Balanced Fund, Excelsior Institutional Optimum Growth Fund and Ex-celsior Institutional International Equity Fund (each, a "Fund"; collectively, the "Funds"), are separate series of the Trust. The Institutional Value Equi-ty, Institutional Balanced, Institutional Optimum Growth and Institutional In-ternational Equity Funds also offer an additional class of shares ("Trust Shares") which are offered under a separate prospectus.

This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information containing additional information about the Funds has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing to the Trust at its address shown above or by calling (800) 909-1989. The Statement of Additional Informa-tion bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

Each Fund has its own investment objective, as follows:

The investment objective of EXCELSIOR INSTITUTIONAL EQUITY FUND (the "Equity Fund") is to provide long-term capital appreciation.

The investment objective of EXCELSIOR INSTITUTIONAL INCOME FUND (the "Income Fund") is to provide as high a level of current interest income as is consis-tent with moderate risk of capital and maintenance of liquidity.

The investment objective of EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND (the "Total Return Bond Fund") is to maximize the total rate of return consis-tent with moderate risk of capital and maintenance of liquidity.

The investment objective of EXCELSIOR INSTITUTIONAL VALUE EQUITY FUND (the "Value Equity Fund") is to seek long-term capital appreciation.

The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the "Bal-anced Fund") is to provide a high total return from a diversified portfolio of equity and fixed income securities.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY OF CON-NECTICUT, THEIR PARENT AND AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERN-MENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     Prospectus dated August 1, 1997

The investment objective of EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND (the "Optimum Growth Fund") is to seek superior, risk-adjusted total return.

The investment objective of EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "International Equity Fund") is to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities.

United States Trust Company of New York and U.S. Trust Company of Connecticut, the Guarantor (collectively, "U.S. Trust") serves as the investment adviser to the Equity Fund, Income Fund, Total Return Bond Fund, Value Equity Fund and Op-timum Growth Fund.

United States Trust Company of The Pacific Northwest ("U.S. Trust Pacific") serves as the investment adviser to the Balanced Fund and International Equity Fund. U.S. Trust Pacific has delegated the daily management of the security holdings of these Funds to the investment managers named below, acting as sub-advisers.

Balanced Fund................................. Becker Capital Management, Inc.
International Equity Fund..................... Harding, Loevner Management, L.P.

U.S. Trust Pacific, U.S. Trust and the sub-advisers are referred to collec-tively as the "investment managers."

For more information on the investment advisers and sub-advisers of the Funds, please refer below to the section entitled "Management of the Trust--Investment Managers."

                         EXCELSIOR INSTITUTIONAL TRUST

                              SUMMARY OF EXPENSES

  The following table provides (i) a summary of expenses relating to purchases and sales of Institutional Shares of the Funds, and the aggregate annual oper-ating expenses for Institutional Shares of the Funds, as a percentage of aver-age net assets of the Funds, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in Institutional Shares of each Fund.

  The table illustrates that investors in the Funds incur no shareholder trans-action expenses imposed by the Trust, although in connection with purchases and redemptions of Shares of the Funds, some institutional investors ("Shareholder Organizations") may charge their customers account fees for investment and other cash management services. See "How to Purchase, Exchange and Redeem Shares" below. Customers should contact their Shareholder Organization directly for further information. Investments in Shares of a Fund are subject to the op-erating expenses set forth below. Expenses of the Funds are discussed below un-der "Management of the Trust."

SHAREHOLDER TRANSACTION EXPENSES*
Front-End Sales Load Imposed on Purchases.................................. None
Sales Load Imposed on Reinvested Dividends................................. None
Deferred Sales Load........................................................ None
Redemption Fees............................................................ None
Exchange Fees.............................................................. None

                                 EXPENSE TABLE

                                                               TOTAL
                                                              RETURN     VALVE
                                           EQUITY  INCOME      BOND      EQUITY
                                            FUND    FUND       FUND       FUND
                                          -------- ------- ------------- ------
ANNUAL OPERATING EXPENSES
Advisory Fees (after fee waivers)........     %*      %*         %*         %*
12b-1 Fees...............................   None    None       None       None
Other Operating Expenses
  Administration Fees....................      *       *          *          *
  Administrative Servicing Fees..........    --      --         --         --
  Other Expenses (after fee waivers and
   expense reimbursements)...............
                                            ----    ----       ----       ----
    Total Other Operating Expenses.......    --      --         --         --
                                            ----    ----       ----       ----
Total Operating Expenses (after fee
 waivers and expense reimbursements).....    -- %    -- %       -- %       -- %
                                            ====    ====       ====       ====
                                                   OPTIMUM INTERNATIONAL
                                          BALANCED GROWTH     EQUITY
                                            FUND    FUND       FUND
                                          -------- ------- -------------
Advisory Fees (after fee waivers)........     %*      %*         %*
12b-1 Fees...............................   None    None       None
Other Operating Expenses
  Administration Fees....................      *       *          *
  Administrative Servicing Fees..........    --      --         --
  Other Expenses (after fee waivers and
   expense reimbursements)...............
                                            ----    ----       ----
    Total Other Operating Expenses.......    --      --         --
                                            ----    ----       ----
Total Operating Expenses (after fee
 waivers and expense reimbursements).....    -- %    -- %       -- %
                                            ====    ====       ====

Example: Investors would pay the following expenses on a $1,000 investment in Institutional Shares, assuming (1) a 5% annual return and (2) redemption of the investment at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Equity Fund.....................................  $       $       $       $
Income Fund.....................................
Total Return Bond Fund..........................
Value Equity Fund...............................
Balanced Fund...................................
Optimum Growth Fund.............................
International Equity Fund.......................

-------

  * Each investment adviser and administrator has agreed to waive certain fees, which waivers may be terminated at any time. Until further notice, each investment adviser intends to voluntarily waive fees in an amount equal to the administrative servicing fees and to further waive fees and reimburse expenses during the remainder of the current fiscal year as nec-essary to maintain the Funds' total operating expenses at the levels set forth in the table. Institutional investors may enter into an asset man-agement services agreement with U.S. Trust Pacific pursuant to which the investor may agree to pay annual fees calculated as a specified percentage of average net assets. In addition, Shareholder Organizations may charge their customers account fees for investment and other cash management services. See "How to Purchase, Exchange and Redeem Shares" below. Accord-ingly, the examples do not reflect an amount for any such fees paid di-rectly to U.S. Trust Pacific by an institutional investor or to a Share-holder Organization by its customers.

  THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FU-TURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table is to assist investors in understanding the various costs and expenses that shareholders of each of the Funds will bear directly or indirectly. The expense table sets forth advi-sory and other expenses payable with respect to shares of the Funds for the fiscal period ended March 31, 1997, as restated to reflect current fees and expenses. The expense table and example reflect voluntary undertakings (i) by U.S. Trust and U.S. Trust Pacific to waive certain of their fees, and (ii) by U.S. Trust to reimburse the Trust for certain expenses. After giving effect to such waivers and expense reimbursements, the aggregate operating expenses (in-cluding amortization of organizational expenses but exclusive of taxes, inter-est, brokerage commissions and extraordinary expenses) of each Fund will be as shown above. Without such fee waivers and expense reimbursements, (a) the ad-visory fees paid would equal 0.65% of the average daily net assets of the Eq-uity, Income, Total Return Bond, Balanced Value Equity and Optimum Growth Funds; and 1.00% of the average daily net assets of the International Equity Fund; (b) "Total Other Operating Expenses" would equal the following percent-
ages of the average daily net assets of the Funds: Equity Fund,    %, Income
Fund,    %, Total Return Bond Fund,    %, Value Equity Fund,    %, Balanced
Fund,    %, Optimum Growth Fund,    % and International Equity Fund,    %; and
(c) the aggregate "Total Operating Expenses" would equal the following per-
centages of the average daily net assets of each Fund: Equity Fund,    %, In-
come Fund,    %, Total Return Bond Fund,     %, Value Equity Fund,    %, Bal-
anced Fund,    %, Optimum Growth Fund,    % and International Equity Fund,
    %. For more information with respect to the expenses of each of the Funds, see "Management of the Trust". Fee waivers and expense reimbursements are ter-minable at any time in the sole discretion of the service providers waiving fees or reimbursing expenses.

                             FINANCIAL HIGHLIGHTS

  The following tables include selected data for an Institutional Share out-standing throughout each period and other performance information derived from the financial statements included in the Trust's Annual Report to Shareholders for the fiscal period ended March 31, 1997 (the "Financial Statements"). The information contained in the Financial Highlights for each period has been au-dited by Ernst & Young LLP, the Trust's independent auditors. The following tables should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of each Fund is also contained in the Annual Report to Shareholders which may be obtained from the Trust without charge by calling the number on the front cover of this Prospectus.

  The Value Equity, Balanced, Optimum Growth and International Equity Funds offer two separate series of shares--Institutional Shares and Trust Shares. Institutional Shares and Trust Shares represent equal pro rata interests in each such Fund, except that Trust Shares bear the additional expense of dis-tribution fees. See "Description of Shares, Voting Rights and Liabilities."




                              EQUITY FUND                            INCOME FUND
                     ---------------------------------      ---------------------------------
                                           JANUARY 16,                            JANUARY 16,
                      JUNE 1,   YEAR         1995(A)         JUNE 1,   YEAR         1995(A)
                      1996 TO   ENDED          TO            1996 TO   ENDED          TO
                     MARCH 31, MAY 31,       MAY 31,        MARCH 31, MAY 31,       MAY 31,
                       1997     1996          1995            1997     1996          1995
                     --------- -------     -----------      --------- -------     -----------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD............            $  7.73       $  7.00                  $  7.33       $  7.00
                      -------  -------       -------         -------  -------       -------
INVESTMENT
 OPERATIONS:
 Net investment
  income...........               0.11          0.05                     0.51          0.19
 Net realized and
  unrealized gain
  (loss)...........               1.20          0.70                    (0.27)         0.33
                      -------  -------       -------         -------  -------       -------
 TOTAL FROM
  INVESTMENT
  OPERATIONS.......               1.31          0.75                     0.24          0.52
                      -------  -------       -------         -------  -------       -------
DISTRIBUTIONS:
 From net
  investment
  income...........              (0.11)        (0.02)                   (0.51)        (0.19)
 From net realized
  gains............                --            --                     (0.07)          --
                      -------  -------       -------         -------  -------       -------
NET ASSET VALUE,
 END OF PERIOD.....            $  8.93       $  7.73                  $  6.99       $  7.33
                      =======  =======       =======         =======  =======       =======
TOTAL RETURN.......              17.04%        10.80%                    3.18%         7.51%
RATIOS AND
 SUPPLEMENTAL DATA:
Ratios to Average
 Net Assets
 Expenses..........               0.36%(c)      0.12%(b)(c)              0.26%(c)      0.12%(b)(c)
 Net Investment
  Income...........               1.32%(c)      2.44%(b)(c)              6.99%(c)      7.17%(b)(c)
Portfolio Turnover
 Rate(d)...........                113%           34%                      67%           34%
Net Assets at end
 of Period (000's
 omitted)..........            $23,495       $15,409                  $24,001       $33,230

-------
(a) Commencement of operations
(b) Annualized

(c) Reflects the Fund's proportionate share of the expenses of the corresponding portfolio of the St. James Portfolios (the "Portfolio Series") in which the Fund had invested its investable assets prior to December 18, 1995 as well as voluntary fee waivers and reimbursements by agents of the Portfolio Series and a voluntary fee waiver and an expense reimbursement by the investment adviser. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net investment income to average net assets would have been as follows:

     Expenses........             1.49%         2.67%(b)                 1.35%         1.65%(b)
     Net Investment
      Income(Loss)...             0.19%        (0.12)%(b)                5.90%         5.65%(b)

(d) Excludes in-kind transfers of securities (see notes to Financial Statements incorporated by reference into the Statement of Additional Information).

                                                              VALUE
                                                             EQUITY
                        TOTAL RETURN BOND FUND                FUND
                     ---------------------------------      ---------
                                           JANUARY 19,       JUNE 1,
                      JUNE 1,   YEAR         1995(A)         1996(A)
                      1996 TO   ENDED          TO              TO
                     MARCH 31, MAY 31,       MAY 31,        MARCH 31,
                       1997     1996          1995            1997
                     --------- -------     -----------      ---------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD............            $  7.47       $  7.00          $--
                      -------  -------       -------          ----
INVESTMENT
 OPERATIONS:
 Net investment
  income...........               0.48          0.18           --
 Net realized and
  unrealized gain
  (loss)...........              (0.17)         0.47           --
                      -------  -------       -------          ----
 TOTAL FROM
  INVESTMENT
  OPERATIONS.......               0.31          0.65           --
                      -------  -------       -------          ----
DISTRIBUTIONS:
 From net
  investment
  income...........              (0.48)        (0.18)          --
 From net realized
  gains............              (0.12)          --            --
                      -------  -------       -------          ----
NET ASSET VALUE,
 END OF PERIOD.....            $  7.18       $  7.47          $--
                      =======  =======       =======          ====
TOTAL RETURN.......               4.20%         9.40%          -- %
RATIOS AND
 SUPPLEMENTAL DATA:
Ratios to Average
 Net Assets
 Expenses..........               0.32%(c)      0.12%(b)(c)    -- %(b)
 Net Investment
  Income...........               6.47%(c)      7.09%(b)(c)    -- %(b)
Portfolio Turnover
 Rate(d)...........                127%           84%          -- %
Net Assets at end
 of Period (000's
 omitted)..........            $65,017       $24,913          $--

-------
(a) Commencement of operations
(b) Annualized

(c) Reflects the Fund's proportionate share of the expenses of the corresponding portfolio of the St. James Portfolios (the "Portfolio Series") in which the Fund had invested its investable assets prior to December 18, 1995 as well as voluntary fee waivers and reimbursements by agents of the Portfolio Series and a voluntary fee waiver and an expense reimbursement by the investment adviser. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net investment income to average net assets would have been as follows:

     Expenses........             1.33%         1.93%(b)       N/A(b)
     Net Investment
      Income(Loss)...             5.46%         5.28%(b)       N/A

(d) Excludes in-kind transfers of securities (see notes to Financial Statements incorporated by reference into the Statement of Additional Information).

                                                                                 INTERNATIONAL EQUITY
                               BALANCED FUND         OPTIMUM GROWTH FUND                 FUND
                            --------------------    --------------------------- -------------------------
                             JUNE 1,                 JULY 11,         JUNE 1,                 JANUARY 24,
                             1996 TO  YEAR ENDED    1994(A) TO       1996(A) TO YEAR ENDED    1995(A) TO
                            MARCH 31,  MAY 31,       MAY 31,         MARCH 31,   MAY 31,        MAY 31,
                              1997       1996          1995             1997       1996          1995
                            --------- ----------    ----------       ---------- ----------    -----------
NET ASSET VALUE, BEGINNING
 OF PERIOD................    $        $  7.70       $  7.00           $ --      $  7.88        $ 7.00
                              -----    -------       -------           -----     -------        ------
INVESTMENT OPERATIONS:
 Net investment income....                0.34          0.35             --         0.09          0.08
 Net realized and
  unrealized gain (loss)..                0.78          0.64             --         1.20          0.80
                              -----    -------       -------           -----     -------        ------
  TOTAL FROM INVESTMENT
   OPERATIONS.............                1.12          0.99             --         1.29          0.88
                              -----    -------       -------           -----     -------        ------
DISTRIBUTIONS:
 From net investment
  income..................               (0.36)        (0.26)            --        (0.12)          --
 From net realized gains..               (0.20)        (0.03)            --        (0.06)          --
                              -----    -------       -------           -----     -------        ------
NET ASSET VALUE, END OF
 PERIOD...................    $        $  8.26       $  7.70           $7.87     $  8.99        $ 7.88
                              =====    =======       =======           =====     =======        ======
TOTAL RETURN..............               15.07%        14.59%            -- %      16.58%        12.57%
RATIOS AND SUPPLEMENTAL
 DATA:
Ratios to Average Net
 Assets
 Expense..................                0.38%(c)      0.12%(b)(c)      -- %       0.60%(c)      0.25%(b)(c)
 Net Investment Income....                4.34%(c)      5.55%(b)(c)      -- %       1.71%(c)      3.47%(b)(c)
Portfolio Turnover
 Rate(d)..................                  56%           57%            -- %         19%            8%
Net Assets at end of
 Period (000's omitted)...             $95,638       $74,478           $ --      $24,522        $8,804
-------
(a) Commencement of
    operations
(b)Annualized
(c) Reflects the Fund's proportionate share of the expenses of the corresponding portfolio of the St. James
    Portfolios (the "Portfolio Series") in which the Fund had invested its investable assets prior to
    December 18, 1995 as well as voluntary fee waivers and reimbursements by agents of the Portfolio Series and a voluntary fee waiver and an expense reimbursement by the investment adviser. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net investment income to average net assets would have been as follows:
  Expenses................                1.21%         1.32%(b)         N/A        2.05%         3.32%(b)
  Net Investment Income
  (Loss)..................                3.51%         4.35%(b)         N/A        0.26%         0.40%(b)
(d) Excludes in-kind transfers of securities (see notes to financial statements incorporated by reference into the Statement of Additional Information).

                       INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

 Excelsior Institutional Trust was organized as a business trust under the laws of the State of Delaware, with the Funds established as separate series of the Trust, on April 27, 1994. Shares of the Funds are continuously sold to institu-tional investors.

 Unless otherwise stated, each of the investment objectives, policies and strategies discussed herein and in the Statement of Additional Information are deemed "non-fundamental", i.e., the approval of a Fund's shareholders is not required to change its investment objective or any of its investment policies and strategies. Any changes in a Fund's investment objective, policies or strategies could result in such Fund having investment objectives, policies and strategies different from those applicable at the time of a shareholder's in-vestment in such Fund.

INVESTMENT OBJECTIVES

 The investment objective of EXCELSIOR INSTITUTIONAL EQUITY FUND (the "Equity Fund") is to provide long-term capital appreciation. The Trust seeks to achieve this investment objective by investing in companies believed to represent good long-term values not currently recognized in the market prices of their securi-ties.

 The investment objective of EXCELSIOR INSTITUTIONAL INCOME FUND (the "Income Fund") is to provide as high a level of current interest income as is consis-tent with moderate risk of capital and maintenance of liquidity. The Trust seeks to achieve this investment objective by investing principally in a broad range of investment-grade fixed income securities, including preferred stock, bonds, notes and debentures, as well as money market instruments.

 The investment objective of EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND (the "Total Return Bond Fund") is to maximize the total rate of return consis-tent with moderate risk of capital and maintenance of liquidity. The Trust seeks to achieve this investment objective by investing principally in a broad range of investment grade fixed income securities, including preferred stock, bonds, notes and debentures, as well as money market instruments. In selecting investment opportunities, the Total Return Bond Fund will balance yield, aver-age maturity and risk in seeking to provide maximum preservation of purchase power.

 The investment objective of EXCELSIOR INSTITUTIONAL VALUE EQUITY FUND (the "Value Equity Fund") is to seek long-term capital appreciation. The Value Eq-uity Fund seeks to achieve this objective by investing in a diversified portfo-lio of equity securities whose market value, in the opinion of U.S. Trust, ap-pears to be undervalued relative to the marketplace.

 The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the "Bal-anced Fund") is to provide a high total return from a diversified portfolio of equity and fixed income securities. The Trust seeks to achieve this investment objective by investing in equity and fixed income securities as described more fully below.

 The investment objective of EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND (the "Optimum Growth Fund") is to seek superior, risk-adjusted total return. The Op-timum Growth Fund invests in a diversified portfolio of equity securities whose growth prospects, in the opinion of U.S. Trust appear to exceed that of the overall market.

 The investment objective of EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "International Equity Fund") is to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities. The Trust seeks to achieve this investment objective by investing primarily in foreign equity securities of issuers that the sub-adviser believes to have strong balance sheets, sustainable internal growth, superior financial results, capable and forthright management and enduring competitive advantages.

 The following is a discussion of the various investment policies and strate-gies employed by each Fund. Additional information about the investment poli-cies and strategies of each Fund appears in the Statement of Additional Infor-mation. There can be no assurance that the investment objective of any Fund will be achieved.

U.S. TRUST'S INVESTMENT PHILOSOPHY AND STRATEGIES

 U.S. Trust, the adviser for the Equity, Income, Total Return Bond, Value Eq-uity and Optimum Growth Funds, offers a variety of specialized fiduciary and financial services to high net worth individuals, institutions and corpora-tions. As one of the largest institutions of its type, U.S. Trust prides it-self in offering an attentive and high level of service to each of its cli-ents.

EQUITY FUND, VALUE EQUITY FUND AND OPTIMUM GROWTH FUNDS

 Investment Philosophy. In managing investments for the Equity and Value Eq-uity Funds, U.S. Trust follows a long-term investment philosophy which gener-ally does not change with the short-term variability of financial markets or fundamental conditions. U.S. Trust's approach begins with the conviction that all worthwhile investments are grounded in value. U.S. Trust believes that an investor can identify fundamental values that eventually should be reflected in market prices. U.S. Trust believes that over time a disciplined search for fundamental value will achieve better results than attempting to take advan-tage of short-term price movements.

 Implementation of this long-term value philosophy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, in managing investments for the Equity and Value Equity Funds, U.S. Trust is constantly engaged in as-sessing, comparing and judging the worth of companies, particularly in compar-ison to the price the markets place on such companies' shares.

 The Optimum Growth Fund is managed by the Campbell Cowperthwait division of U.S. Trust ("Campbell Cowperthwait"). Campbell Cowperthwait follows a long-term investment philosophy of buying and holding equity securities of compa-nies which they believe to be of high quality and of high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being the low cost, high quality producers of products or services. U.S. Trust believes that earnings growth is the primary determinant of stock prices and that efficient financial markets will reward consistently above-average earnings growth with greater than average capital appreciation over the long term.

 Strategies. In order to translate its investment philosophy into more spe-cific guidance for selection of investments, U.S. Trust uses three specific strategies. These strategies, while identified separately, may overlap so that more than one may be applied in an investment decision.

 U.S. Trust's "problem/opportunity strategy" seeks to identify industries and companies with the capabilities to provide solutions to or benefit from com-plex problems such as the changing demographics and aging of the U.S. popula-tion or the need to enhance industrial productivity. U.S. Trust's second strategy is a "transaction value" comparison of a company's real underlying asset value with the market price of its shares and with the sale prices for similar assets changing ownership in public market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value. U.S. Trust's third strategy involves identifying "early life cy-cle" companies whose products are in their earlier stages of development or that seek to exploit new markets. Frequently such companies are smaller compa-nies, but early life cycle companies may also include larger established com-panies with new products or new markets for existing products. U.S. Trust be-lieves that over time the value of such companies should be recognized in the market.

 Themes. To complete U.S. Trust's investment philosophy, the three portfolio strategies discussed above are applied in concert with several "longer-term in-vestment themes" to identify investment opportunities. These themes include the aging of America, the restructuring of business and industry, the convergence of the communication and entertainment industries, the demand for environmen-tally-related products and services, the continued need for businesses to be-come global competitors, investment in the long-term supply of energy and the continued need to enhance productivity. U.S. Trust believes these longer-term themes represent strong and inexorable trends. U.S. Trust also believes that understanding the instigation, catalysts and effects of these longer-term trends should help to identify companies that are beneficiaries of these trends.


INCOME FUND AND TOTAL RETURN BOND FUND

 Investment Philosophy. U.S. Trust believes that, in general, investors in fixed income securities are best served in the long term by seeking to maximize total return. However, some investors need to balance preservation of purchase power against the need for current income.

 Accordingly, the Trust is offering both objectives to investors. In the Total Return Bond Fund, U.S. Trust will employ a total return strategy that balances yield, average maturity and risk in seeking to provide maximum preservation of purchase power. The Income Fund will seek to provide investors with maximum current income commensurate with the credit quality of the Fund and moderate risk of capital.


INVESTMENT POLICIES

 EQUITY FUND seeks to provide long-term capital appreciation by investing in companies believed to represent good long-term values not currently recognized in the market prices of their securities. U.S. Trust uses the investment phi-losophy, strategies and themes discussed above to identify such investment val-ues and to diversify the Fund's investments over a variety of industries and types of companies.

 VALUE EQUITY FUND seeks long-term capital appreciation by investing in a di-versified portfolio of equity securities whose market value, in the opinion of U.S. Trust, appears to be undervalued relative to the marketplace. U.S. Trust uses the investment philosophy, strategies and themes discussed above to iden-tify such investment values and to diversify the Fund's investments over a va-riety of industries and types of companies.

 EQUITY AND VALUE EQUITY FUNDS. Under normal market and economic conditions, the Equity and Value Equity Funds will invest at least 65% of their respective total assets in common stock, preferred stock and securities convertible into common stock. Normally, not more than 35% of each Fund's total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. See "Additional Investment Strategies and Techniques; Risk Factors" below. The Funds may hold cash or invest without limitation in U.S. Government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by U.S. Trust for temporary defensive purposes. For a description of these se-curities, see "Additional Investment Strategies and Techniques; Risk Factors-- U.S. Government and Agency Securities" and "--Short Term Instruments" below, and the Statement of Additional Information.

 In managing the Funds, U.S. Trust seeks to purchase securities having value currently not recognized in the market price of a security, consistent with the strategies discussed above.

 Equity and Value Equity Funds holdings will include common stocks of companies having capitalizations of varying amounts, and the Funds may invest a portion of their respective assets in the securities of high growth, small capitaliza-tion issuers where U.S. Trust expects earnings and the price of such issuers' securities to grow at an above-average rate. The equity securities of small capitalization issuers have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large capitalization issuers. As a result, there may be a greater fluctuation in the net asset value of the Funds, and the Funds may be required, in order to meet withdrawals by investors or for other reasons, to sell these securities at a discount from market pric-es, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

 The Equity and Value Equity Funds may invest in the securities of foreign is-suers directly, or indirectly through sponsored and unsponsored American Depos-itory Receipts. See "Additional Investment Strategies and Techniques; Risk Fac-tors--Foreign Investments" below for further information on foreign invest-ments.

 Because of the risks associated with common stock investments, the Equity an Value Equity Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider either Fund to be a complete investment program.

 INCOME FUND seeks as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity. The Income Fund will implement this objective through a strategy of monitoring and adjusting as necessary the average maturity of its holdings in an attempt to maximize cur-rent income consistent with what U.S. Trust believes to be prudent risk of cap-ital. The Fund invests principally in a broad range of investment-grade income securities, including bonds, notes, debentures and preferred stock, as well as money market instruments. See "In come and Total Return Bond Funds" below for a description of these securities and a discussion of certain investment policies of the Income Fund.

 TOTAL RETURN BOND FUND seeks to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity. In selecting in vestment opportunities, the Total Return Bond Fund will balance yield, average maturity and risk in seeking to provide maximum preservation of purchase power. The Total Return Bond Fund invests principally in a broad range of investment-grade income securities, including bonds, notes, debentures and preferred stock, as well as money market instruments.

 INCOME AND TOTAL RETURN BOND FUNDS. The Income and Total Return Bond Funds may invest in the following types of securities: corporate debt obligations such as bonds, debentures, obligations convertible into common stocks and money market instruments; preferred stocks; and obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. The Income and Total Return Bond Funds are also permitted to enter into repurchase agreements, and may from time to time invest in debt obligations exempt from Federal income tax and is-sued by or on behalf of the states, territories or possessions of the United States, the District of Columbia, and their authorities, agencies, instrumen-talities and political subdivisions ("Municipal Bonds").

 The purchase of Municipal Bonds may be advantageous when, as a result of pre-vailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Gov-ernment debt obligations. The two principal classifications of Municipal Bonds which may be held by the Income and Total Return Bond Funds are "general obli-gation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue bonds is usually directly related to the credit stand-ing of the corporate user of the facility involved.

 The Income and Total Return Bond Funds may also purchase "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restora-tion of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. Subject to the quality and diversifi-cation requirements specified below, there is no limitation on the amount of moral obligation securities that may be held by the Income and Total Return Bond Funds. U.S. Trust will consider investments in Municipal Bonds for the In-come and Total Return Bond Funds when U.S. Trust believes that the total return on such securities is attractive relative to that of taxable securities.

 Under normal market conditions, as a non-fundamental investment policy, at least 65% of the Income and Total Return Bond Funds' respective total assets will be invested in investment-grade bonds. For the purposes of this policy, "investment-grade bonds" are bonds and other debt instruments that are rated within the four highest ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P")/1// (or are unrated obligations con-sidered to be of investment grade by U.S. Trust) and U.S. Government obliga-tions and money market instruments of the types described below under "Addi-tional Investment Strategies and Techniques; Risk Factors--U.S. Government and Agency Securities," "--Mortgage Pass-Throughs and Collateralized Mortgage Obli-gations" and "--Short Term Instruments" below. The Income Fund may invest up to 35% of its total assets, and the Total Return Bond Fund may invest up to 5% of its total assets, in bonds rated below investment grade. See "Additional In-vestment Strategies and Techniques; Risk Factors--Investments Below Investment Grade." When, in the opinion of U.S. Trust, a defensive investment posture is warranted, each of these Funds may invest temporarily and without limitation in high quality, short-term money market instruments.




-------

1/ "Standard & Poor's(R)," "S&P(R)" and "Standard & Poor's 500" are trademarks of Standard & Poor's Corporation.

 Unrated securities will be considered to be investment grade if deemed to be comparable in quality to instruments so rated, as determined by U.S. Trust un-der the supervision of the Board of Trustees of the Trust. With respect to se-curities rated Baa by Moody's or BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these rankings may have speculative characteristics, and changes in economic condi-tions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. See the Appendix to the Statement of Additional Information for a more detailed explanation of these ratings.

 The Income and Total Return Bond Funds may invest up to 25% of their respec-tive total assets in (a) preferred stocks, and (b) U.S. dollar-denominated debt obligations of (i) foreign issuers, including foreign corporations and foreign governments, and (ii) U.S. companies issued outside the United States. See "Ad-ditional Investment Strategies and Techniques; Risk Factors" below for further information on these investments. The Income and Total Return Bond Funds will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

 Each of the Income and Total Return Bond Funds is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Be cause of potential share price fluctuations, these Funds may be inappropriate for investors who have short-term objectives. Investors should not consider either Fund a complete in-vestment program.







 BALANCED FUND seeks to provide a high total return from a diversified portfo-lio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund seeks to pro-vide a total return that approaches that of the universe of equity securities of large U.S. companies and that exceeds the return typical of a portfolio of fixed income securities. The Fund attempts to achieve this return by investing in equity and fixed income instru-ments, as described below.

 The Balanced Fund is designed for investors who wish to invest for long-term objectives. The Balanced Fund may be appropriate for investors who seek to at-tain appreciation in the market value of their investments over the long term, but with somewhat less price fluctuation than a portfolio consisting only of equity securities. The Balanced Fund may also be an attractive option for in-vestors who want professional investment managers to decide how their invest-ments should be allocated between equity and fixed income securities. Investors should not consider the Balanced Fund a complete investment program.

 The relative emphasis placed upon each asset class will vary based upon the sub-adviser's assessment of their current attractiveness on a risk-adjusted ba-sis. The precise allocation will depend upon numerous factors, including the Fund investment managers' evaluation of the economy and financial markets as well as government fiscal and monetary policies. Normally, the commitment to stocks will range between 35% and 65% of portfolio assets. Similarly, the bond allocation will usually fall between 35% and 65% of portfolio assets. However, at least 25% of the total assets of the Fund is always invested in fixed income senior securities including debt securities and preferred stock. The sub-ad-viser may allocate the Fund's investments between these asset classes in a man-ner it believes consistent with the Fund's investment objective and current market conditions. Stocks may be over-weighted over the long term relative to bonds given that historically equity securities have provided superior returns. Within a shorter time horizon, however, if stocks and bonds appear equally at-tractive, fixed income securities may be favored given their greater certainty of return and lower volatility.

 The sub-adviser intends to manage the Fund actively in pursuit of its invest-ment objective. While the Fund has a long-term investment perspective, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Fund engages in short-term trading, it may incur increased transaction costs. See "Tax Matters" below.

 EQUITY INVESTMENTS. For the equity portion of the Balanced Fund, the sub-ad-viser seeks to achieve a high total return through fundamental analysis, sys-tematic stock valuation and disciplined portfolio construction. The Fund's eq-uity investments will be primarily the common stock of large- and medium-sized U.S. companies with market capitalizations above $1.5 billion, including common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The Fund's equity investments may also include preferred stock, warrants and similar rights. The Fund may also invest in the equity securities of small companies and of foreign issuers. The small company holdings of the Fund are primarily companies included in the Russell 2500 In-dex. The Russell 2500 Index consists of the smallest 2,500 companies from the Russell 3000 Index. The Fund's equity securities may or may not pay dividends and may or may not carry voting rights. For a discussion of the risks of in-vestments in small companies, see "Equity and Value Equity Funds" above.

 FIXED INCOME INVESTMENTS. For the fixed income portion of the Fund, the sub-adviser seeks to provide a high total return by actively managing the duration of the Fund's fixed income securities, the allocation of securities across mar-ket sectors and the selection of securities within sectors. Based on fundamen-tal, economic and capital markets research, the sub-adviser adjusts the dura-tion of the Fund's fixed income investments in light of market conditions. The sub-adviser also actively allocates the Fund's fixed income investments among the broad sectors of the fixed income market.

 Duration is a measure of the weighted average time until receipt of the pay-ments expected to be generated by the fixed income securities held in the Fund, and can be used as a measure of the sensitivity of the Fund's market value to changes in interest rates. For example, and for illustrative purposes only, a hypothet-
ical fund with a duration of 10 years will decrease 10% in value as a result of a 1% increase in interest rates. Under normal market conditions, the dura-tion of the fixed income portion of the Fund will range between 80% and 120%
of the Lehman Brothers Government/ Corporate Bond Index, which as of June 30,
1997, was approximately    years. The maturities of the individual fixed in-
come securities in the Fund may vary widely, however.

 The Fund may purchase debt securities only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment manag-ers to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as ade-quate for the present; however, securities with these ratings may have specu-lative characteristics, and changes in economic conditions or other circum-stances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund intends to dispose in an orderly manner of any security which is downgraded below in-vestment grade subsequent to its purchase. See the Appendix to the Statement of Additional Information for a more detailed explanation of these ratings.

 The Fund may invest in a broad range of debt securities of domestic and for-eign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized se-curities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest-bearing debt securities with the same maturity. For more information on mortgage securities and associated risks, see "Additional In-vestment Strategies and Techniques; Risk Factors--Mortgage Pass-Throughs and Collateralized Mortgage Obligations" below.

 The Fund may invest in U.S. Government securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. For a de-scription of these securities, see "Additional Investment Strategies and Tech-niques; Risk Factors--U.S. Government and Agency Securities" below and the Statement of Additional Information. The Fund may also invest in municipal ob-ligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Fund will invest only in municipal ob-ligations that have been issued on a taxable basis or have an attractive total return potential excluding tax considerations. In addition, the Fund may in-vest in debt securities of foreign governments and governmental entities de-nominated, in all cases, in U.S. dollars. See "Additional Investment Strate-gies and Techniques; Risk Factors--Foreign Investments" below for further in-formation on foreign investments.



 OPTIMUM GROWTH FUND seeks superior, risk-adjusted total return by investing in a diversified portfolio of equity securities whose growth prospects, in the opinion of U.S. Trust, appear to exceed that of the overall market.

 U.S. Trust will utilize a two-tiered approach to select appropriate securi-ties. A "core" portfolio will consist primarily (i.e. from 65% to 80% under ordinary market conditions) of mid- to large-capitalization growth stocks. These investments will be complemented with a structured segment of the port-folio developed through the use of quantitative analysis to further diversify investment selections among stocks included within the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index contains stocks from the Russell 1000(R) Index with a greater than average growth orientation. The Russell 1000(R) Index is composed of the 1,000 largest companies in the Russell 3000(R) Index. The Russell 3000(R) Index is composed of 3,000 large U.S. companies by market capitaliza-tion, representing approximately 98% of the U.S. equity market. This "struc-tured" segment of the portfolio is chosen by analyzing the risk characteris-tics (i.e. profit to earnings ratio, return on equity, capitalization, earn-ings per share, industry sector, etc.) of the "core" portfolio. Based upon these factors, securities are systematically selected which possess financial characteristics which complement those of the core portfolio. These portfolio selections result in a broader diversification of the "core" portfolio hold-ings.

 The Optimum Growth Fund may hold cash or invest without limitation in U.S. Government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by U.S. Trust for temporary defensive purposes. For a description of these se-curities, see "Additional Investment Strategies and Techniques; Risk Factors-- U.S. Government and Agency Securities" and "--Short-Term Instruments" below and the Statement of Additional Information. Normally, not more than 35% of the Fund's total assets may be in-vested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. See "Additional Invest-ment Strategies and Techniques; Risk Factors" below.

 The Optimum Growth Fund may invest in the securities of foreign issuers di-rectly or indirectly through sponsored and unsponsored American Depository Re-ceipts. See "Additional Investment Strategies and Techniques; Risk Factors-- Foreign Investments" below for further information on foreign investments.

 Because of the risks associated with common stock investments, the Optimum Growth Fund is intended to be a long-term investment vehicle and is not de-signed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Optimum Growth Fund a com-plete investment program.

 INTERNATIONAL EQUITY FUND seeks long-term capital appreciation through in-vestment in a diversified portfolio of marketable foreign securities. The Fund ordinarily will invest primarily in foreign equity securities of issuers that the sub-adviser believes to have strong balance sheets, sustainable internal growth, superior financial returns, capable and forthright management and en-during competitive advantages.

 When evaluating foreign securities, the sub-adviser will seek to identify su-perior companies with excellent long-term growth prospects and to select from among them those whose shares appear to offer attractive absolute returns. The sub-adviser's investment criteria therefore include both growth and value con-siderations. Growth stocks are those that the sub-adviser believes have the potential for above-average growth in earnings. Value stocks are those that the investment sub-adviser believes are undervalued by the market based on the investment managers' assessment of the companies' current value and future earnings prospects.

 In determining investment strategy and allocating investments, the sub-ad-viser will continuously analyze a broad range of international equity securi-ties. Country and sector portfolio weightings are expected to reflect the re-sults of a "bottom up" stock selection process, rather than the results of any "top down" country or sector allocation process. The Fund generally will sell securities if the sub-adviser believes that such securities have become sub-stantially overvalued relative to alternative investments or if the sub-ad-viser believes that there is an unfavorable change in the issuer's long-term business forecast.

 The Fund's investments generally will be diversified among geographic regions and countries. While there are no prescribed limits on geographic distribu-tions, the Fund normally will hold securities of issuers collectively having their principal place of business in no fewer than three foreign countries. The sub-adviser expects that the Fund's assets ordinarily will be invested in securities of issuers located in the Pacific Basin (e.g., Japan, Hong Kong, Singapore, Malaysia), Europe, Australia, Latin America and South Africa. The Fund also may invest, from time to time, in other regions, seeking to capital-ize on investment opportunities emerging in other parts of the world. In pur-chasing foreign equity securities, the Fund will look generally to large and small companies in mature foreign markets as well as well-established compa-nies in emerging markets. Under unusual economic and market conditions, the Fund may restrict the securities markets in which its assets are invested.

 Under normal market and economic conditions, at least 75% of the Fund's as-sets will be invested in foreign equity securities. For cash management pur-poses, the Fund may invest up to 25% of its assets on a continuous basis in cash or short term instruments such as commercial paper, bank obligations, U.S. Government and agency securities maturing within one year, notes and other investment-grade debt securities of various maturities, and repurchase agreements collateralized by these securities. The Fund also may invest with-out limitation in any combination of high quality domestic or foreign money market instruments if deemed appropriate by the sub-adviser for temporary de-fensive purposes in response to unusual market and economic conditions. See "Additional Investment Strategies and Techniques; Risk Factors--Short-Term In-struments" below. To the extent described below under "Additional Investment Strategies and Techniques; Risk Factors," the Fund also may purchase shares of other investment companies and may engage in other investment practices, in-cluding repurchase agreements, securities lending, forward currency contracts and futures contracts and options.

 Foreign equity securities purchased by the Fund may include common stock, preferred stock, securities con vertible into common or preferred stock and warrants issued by companies domiciled outside of the United States ("foreign issuers") and shares of U.S.-registered investment companies that invest pri-marily in foreign securities. The Fund may purchase when-issued securities otherwise eligible for purchase by the Fund and may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American De-pository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities of foreign issuers.

 Convertible debt securities purchased by the Fund will be rated investment grade by Moody's or S&P if such a rating is available. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Fund will be deemed to be comparable in quality to securities rated in-vestment grade by the investment managers under the supervision of the Board of Trustees of the Trust. With respect to securities rated Baa by Moody's or BBB by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have spec-ulative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds.

 The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most Fund transactions will be effected in the pri-mary trading market for the given security. The Fund also may invest up to 5% of its total assets in gold bullion. Investments in gold will not produce div-idends or interest income, and the Fund can look only to price appreciation for a return on such investments.

 The relative performance of foreign currencies is an important element in the Fund's performance. Although the sub-adviser does not expect to hedge for-eign currency exposure on a routine basis, it may do so when it has a strong view on the prospects for a particular currency. Certain currency hedging techniques that may be employed by the sub-adviser are described below in "Ad-ditional Investment Strategies and Techniques; Risk Factors--Foreign Currency Exchange Transactions." Although such techniques may reduce the risk of loss to the Fund from adverse movements in foreign exchange rates, they also may limit possible gains from favorable movements in such rates.

 The Fund is designed for investors who desire to achieve international diver-sification of their investments by participating in foreign securities mar-kets. Because international investments generally involve risks in addition to those associated with investments in the United States, the Fund should be considered only as a vehicle for international diversification and not a com-plete investment program. Before investing in the Fund, investors should be familiar with the risks associated with foreign investments. These risks are discussed below under "Additional Investment Strategies and Techniques; Risk Factors."

ADDITIONAL INVESTMENT STRATEGIES AND TECHNIQUES; RISK FACTORS

 The Funds may utilize the investment strategies and techniques described be-low.

 MORTGAGE PASS-THROUGHS AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Income, Total Return Bond and Balanced Funds may purchase investment grade mortgage and mortgage-related securities such as pass-throughs and collateralized mort-gage obligations that meet each Fund's selection criteria and are investment grade or of comparable quality (collectively, "Mortgage Securities"). Mortgage pass-throughs are securities that pass through to investors an undivided in-terest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"). Other mortgage pass-throughs consist of whole loans originated and issued by private limited purpose corporations or conduits. Collateralized mortgage obligation bonds are obligations of spe-cial purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass-throughs.

 As a result of their investments in Mortgage Securities, the mortgage-backed securities in the Funds may be subject to a greater degree of market volatil-ity as a result of unanticipated prepayments of principal. During periods of declining interest rates, the principal invested in mortgage-backed securities with high interest rates may be repaid earlier than scheduled, and the Funds will be forced to reinvest the unanticipated payments at generally lower in-terest rates. When interest rates fall and principal prepayments are rein-vested at lower interest rates, the income that the Funds derive from mort-gage-backed securities is reduced. In addition, like other fixed income secu-rities, Mortgage Securities generally decline in price when interest rates rise.


 U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury se-curities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds gener-ally have initial maturities of greater than ten years. Some obligations is-sued or guaranteed by U.S. Government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Securities issued by the FNMA are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumental-ity; other securities, such as those issued by the Student Loan Marketing As-sociation, are supported only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. For additional information on U.S. Gov-ernment securities, see the Statement of Additional Information.

 DEBT SECURITIES AND CONVERTIBLE SECURITIES. Each of the Funds may invest in investment grade debt and convertible securities of domestic and foreign is-suers. See "Balanced Fund--Fixed Income Investments" for an explanation of in-vestment grade ratings of debt securities, including convertible securities. The convertible securities in which the Funds may invest include any debt se-curities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain pe-riod of time.

 WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securi-ties on a "when-issued" basis and may purchase or sell securities on a "for-ward commitment" basis in order to hedge against anticipated changes in inter-est rates and prices. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a forward commitment or when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the gen-eral level of interest rates. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Accordingly, the Funds may pay more or less than the market value of the securities on the settlement date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. However, the Funds may dispose of a commitment prior to settlement if the investment managers deem it appropriate to do so. In addition, the Funds may enter into transactions to sell such purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments. At the time a Fund enters into a transac-tion on a when-issued or forward commitment basis, a segregated account con-sisting of liquid assets equal to the value of the when-issued or forward com-mitment securities will be established and maintained. There is a risk that the securities may not be delivered and that the relevant Fund may incur a loss.

 In addition, the Income and the Total Return Bond Funds may acquire "stand-by commitments" with respect to Municipal Bonds held by them. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Bonds at a specified price. The Funds will acquire stand-by commitments solely to facilitate Fund liquidity and do not intend to exercise their rights there-under for speculative purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining the Fund's net asset value.

 INVESTMENTS BELOW INVESTMENT GRADE. The Income Fund may invest up to 35% of its total assets, and the Total Return Bond Fund may invest up to 5% of its total assets, in bonds rated below investment grade. Investments in obliga-tions rated below the four highest ratings of S&P and Moody's (commonly called "junk bonds") have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is signifi-cantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a

Fund's Shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to in-terest rate and economic changes, (c) the lower degree of protection of prin-cipal and interest payments, (d) the relatively low trading market liquidity for such securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on a Fund's net asset value and investment practices), (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby a Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obliga-tions, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds gener-ally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by a Fund defaulted, the Fund could incur additional ex-penses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquid-ity of lower-rated securities, especially in a thinly traded market. Finally, a Fund's trading in fixed-income securities to achieve capital appreciation entails risks that capital losses rather than gains will result.

 Debt obligations rated "BB", "B" or "CCC" by S&P are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CCC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "CC" is typically applied to debt subordinated to se-nior debt that is assigned an actual or implied "CCC" debt rating. The rating "C" is applied to debt subordinated to a senior debt which is assigned an ac-tual or implied "CCC-" rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are con-tinued. The rating "CI" is reserved for income bonds on which no interest is being paid. Debt obligations rated "D" are in default, and payments of inter-est and/or repayment of principal are in arrears. The ratings from "AA" through "CCC" are sometimes modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's has a similar classification scheme for non-investment grade debt obligations. Debt obligations rated "Ba", "B", "Caa", "Ca" and "C" provide questionable protec-tion of interest and principal. The rating "Ba" indicates that a debt obliga-tion has some speculative characteristics. The rating "B" indicates a general lack of characteristics of desirable investment. Debt obligations rated "Caa" are of poor quality, while debt obligations rated "Ca" are considered highly speculative. "C" represents the lowest rated class of debt obligations. Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" re-flects a mid-range ranking; and the modifier "3" indicates that the security ranks at the lower end of its generic rating category. See the Appendix to the Statement of Additional Information for a more detailed explanation of these ratings.

 REPURCHASE AGREEMENTS. Each of the Funds may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Trustees of the Trust. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest, and this value is maintained during the term of the agreement. If the seller de-faults and the collateral value declines, the Fund might incur a loss. If bank-ruptcy proceedings are commenced with respect to the seller, the Fund's reali-zation upon the disposition of collateral may be delayed or limited. Invest-ments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments; Privately Placed and Other Unregistered Securities" below.

 BORROWING AND REVERSE REPURCHASE AGREEMENTS. Each of the Funds may borrow funds, in an amount up to one-third of the value of its total assets, for tem-porary or emergency purposes, such as meeting larger than anticipated redemp-tion requests, and not for leverage. Each of the Funds may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repur-chase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agree-ments involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

 INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash positions, each of the Funds may invest in securities issued by other in-vestment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds" which have portfolios consisting primarily of securi-ties of issuers located in one foreign country. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own opera-tions, as a shareholder of another investment company, such Fund would bear its pro rata portion of the other investment company's advisory fees and other ex-penses. As such, the corresponding Fund's shareholders would indirectly bear the expenses of the other investment company, some or all of which would be du-plicative. Securities of other investment companies may be acquired by the Funds to the extent permitted under the 1940 Act, that is, a Fund may invest a maximum of up to 10% of its total assets in securities of other investment com-panies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by such Fund. In addition, not more than 5% of the total assets of a Fund may be invested in the securities of any one invest-ment company.

 FOREIGN INVESTMENTS. In accordance with their respective investment objectives and policies, the Equity, Value Equity, Balanced and Optimum Growth Funds may invest, and the International Equity Fund will invest, in common stocks of for-eign corporations, and each of such Funds and the Income and Total Return Bond Funds may invest in convertible securities of foreign corporations as well as fixed income securities of foreign government and corporate issuers. Other than the International Equity Fund, which will invest under normal market and eco-nomic conditions at least 75% of its total assets in foreign securities, none of the Funds expects to invest more than 30% (25% in the case of the Income and Total Return Bond Funds) of their respective total assets at the time of pur-chase in securities of foreign issuers.

 All investments, domestic or foreign, involve certain risks. Investment in se-curities of foreign issuers, and in obligations of foreign branches or subsidi-aries of domestic or foreign banks, may involve risks in addition to those nor-mally associated with investments in the securities of U.S. issuers. Overall, there may be limited publicly available information with respect to foreign issuers, and there may be less supervision of foreign stock exchanges and mar-ket participants such as brokers and issuers. Moreover, available information may not be as reliable as information regarding U.S. companies, because for-eign issuers often are not subject to uniform accounting, auditing and finan-cial standards and requirements comparable to those applicable to U.S. compa-nies.

 Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. To the extent that such taxes are not offset by cred-its or deductions allowed to investors under the Federal income tax laws, they may reduce the net return to investors. See "Tax Matters" below.

 Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social condi-tions, diplomatic relations, confiscatory taxation, expropriation, national-ization, limitation on the removal of funds or assets, or imposition of (or changes in) exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depre-ciation of Fund securities and could favorably or unfavorably affect a Fund's operations. The economies of individual foreign nations may differ from the U.S. economy in areas such as growth of gross national product, rate of infla-tion, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws re-stricting the amounts and types of foreign investments.

 While the volume of transactions effected on foreign stock exchanges has in-creased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity.

 The costs attributable to investing abroad are usually higher than those of funds investing in domestic securities for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets and ad-ditional costs arising from delays in settlements of transactions involving foreign securities.

 The Funds may invest in securities of foreign issuers directly or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of the underlying foreign securities. Certain such institutions issue ADRs which may not be sponsored by the issuer of the under-lying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide un-der its contractual arrangements with the issuer of the underlying foreign se-curities. EDRs are receipts issued by a European financial institution evi-dencing a similar arrangement. Generally, ADRs, in registered form, are de-signed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

 Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events, many of which may be difficult, if not impossible, to predict.

 FOREIGN CURRENCY EXCHANGE TRANSACTIONS. In accordance with their respective investment objectives and policies, the Equity, Income, Total Return Bond,

Value Equity, Balanced and Optimum Growth Funds may buy and sell, and the In-ternational Equity Fund will buy and sell, securities (and receive interest and dividends proceeds) in currencies other than the U.S. dollar. Therefore, these Funds may enter from time to time into foreign currency exchange trans-actions. The Funds will either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange mar-ket, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions will generally be the differ-ence between the bid and offer spot rate of the currency being purchased or sold.

 A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency ex-change contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign cur-rency exchange contract generally has no deposit requirement, and is traded at a net price without commission. The Funds will not enter into forward con-tracts for speculative purposes. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

 The Funds may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Funds may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or princi-pally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign cur-rency in exchange for another foreign currency if its investment manager ex-pects the foreign currency purchased to appreciate against the U.S. dollar.

 Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a conse-quence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execu-tion of a hedging strategy is highly uncertain.

 FUTURES CONTRACTS AND OPTIONS. Each Fund may purchase put and call options on securities, indices of securities and futures contracts. The Funds may also purchase and sell futures contracts. Futures contracts on securities and secu-rities indices will be used primarily to accommodate cash flows or in antici-pation of taking a market position when, in the opinion of the investment man-agers, available cash balances do not permit economically efficient purchases of securities. Moreover, a Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. The Funds may use futures contracts and options for both hedging and risk management purposes, although not for speculation. See "Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.

 The Funds may (a) purchase exchange-traded and over the counter (OTC) put and call options on securities and indexes of securities, (b) purchase and sell futures contracts on securities and indexes of securities and (c) purchase put and call options on futures contracts on securities and indexes of securities. In addition, the Funds may sell (write) exchange-traded and OTC put and call options on securities and indexes of securities and on futures contracts on securities and indexes of securities. The staff of the SEC has taken the posi-tion that OTC options are illiquid and, therefore, together with other illiq-uid securities held by a Fund, cannot exceed 15% of such Fund's net assets. The Funds intend to comply with this limitation.

 The Funds may use options and futures contracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's investment managers and consistent with its objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

 The use of options and futures is a highly specialized activity which in-volves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these techniques by a Fund may reduce certain risks associated with owning its portfolio securi-ties, these investments entail certain other risks. If a Fund's investment managers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options and futures strategies may lower such Fund's return. Certain strategies limit a Fund's potential to realize gains as well as limit its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. For more information on these investment techniques, see the Statement of Additional Information.

 Each of the Funds may purchase and sell put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures con-tracts, only if such options are written by other persons and if (i) the ag-gregate premiums paid on all such options which are held at any time do not exceed 20% of such Fund's total net assets, and (ii) the aggregate margin de-posits required on all such futures and premium on options thereon held at any time do not exceed 5% of such Fund's total assets. The Funds may also be sub-ject to certain limitations pursuant to the regulations of the Commodity Futures Trading Commission. None of the Funds has any current intention of purchasing futures contracts or investing in put and call options on securi-ties, indexes of securities, or futures contracts if more than 5% of its net assets would be at risk from such transactions.

 ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. Each Fund may acquire investments that are illiquid or have lim-ited liquidity, such as private placements or investments that are not regis-tered under the Securities Act of 1933, as amended (the "1933 Act"), and can-not be offered for public sale in the United States without first being regis-tered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approxi-mately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for simi-lar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

 Acquisitions of illiquid investments by the Funds are subject to the follow-ing non-fundamental policies. Each Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net as-sets would be invested in illiquid securities. Each of the Funds may also pur-chase Rule 144A securities sold to institutional investors without registra-tion under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the investment managers and approved by the Trustees. The Trustees of the Trust will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securities will develop. If trading in Rule 144A securities were to decline, these securities could be-come illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the investment manager wishes to do so, or might have to sell them at less than fair value.

 SHORT-TERM INSTRUMENTS. Each Fund may invest in short-term income securities in accordance with its investment objective and policies as described above. The Funds may also make money market investments pending other investments or settlement, or to maintain liquidity to meet shareholder redemptions. In ad-verse market conditions and for temporary defensive purposes only, each of the Funds may temporarily invest their respective assets without limitation in short-term investments. Short-term investments include: obligations of the U.S. Government and its agencies or instrumentalities; commercial paper and other debt securities; variable and floating rate securities; bank obliga-tions; repurchase agreements collateralized by these securities; shares of other investment companies that primarily invest in any of the above-refer-enced securities; and, in the case of the International Equity Fund, cash and bank instruments denominated in foreign currencies. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other corporate obligations in which the Funds may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corpora-tions. The Funds may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commer-cial paper is conducted primarily by institutional investors through invest-ment dealers, and individual investor participation in the commercial paper market is very limited.

 Each Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by do-mestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such in-struments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-nego-tiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Funds will not invest, respectively, more than 15% of the value of their net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers' acceptances are credit instruments evidencing the obliga-tion of a bank to pay a draft drawn on it by a customer. These instruments re-flect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations in which the Funds may invest include uninsured, direct obligations which have either fixed, floating or variable interest rates.

 The Funds will limit their short-term investments to those U.S. dollar-denom-inated instruments which are determined by or on behalf of the Board of Trust-ees of the Trust to present minimal credit risks and which are of "high quali-ty" as determined by a major rating service (i.e., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality by the investment managers under the supervision of the Board of Trustees of the Trust. The Funds may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in ex-cess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

 SECURITIES LENDING. The Funds may seek to increase their income by lending securities to banks, brokers or dealers and other recognized institutional in-vestors. Such loans may not exceed 30% of the value of a Fund's total assets. In connection with such loans, each Fund will receive collateral consisting of cash, U.S. Government or other high quality securities, irrevocable letters of credit issued by a bank, or any combination thereof. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund can increase its income through the investment of any such collateral consisting of cash. Such Fund continues to be entitled to payments in amounts equal to the interest or dividends pay-able on the loaned security, and in addition, if the collateral received is other than cash, receives a fee based on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 SHORT SALES "AGAINST THE BOX". In a short sale, a Fund sells a borrowed secu-rity and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box". A Fund may make a short sale as a hedge, when it believes that the value of a security owned by it (or a security convert-ible or exchangeable for such security) may decline, or when a Fund wants to sell the security at an attractive current price but wishes to defer recogni-tion of gain or loss for tax purposes. Not more than 40% of a Fund's total as-sets would be involved in short sales "against the box".

 CERTAIN OTHER OBLIGATIONS. Consistent with their respective investment objec-tives, policies and restrictions, the Funds may also invest in participation interests, guaranteed investment contracts and zero coupon obligations. See the Statement of Additional Information. In order to allow for investments in new instruments that may be created in the future, upon the Trust supplemen-ting this Prospectus, a Fund may invest in obligations other than those listed previously, provided such investments are consistent with the Fund's invest-ment objective, policies and restrictions.

 DERIVATIVE CONTRACTS AND SECURITIES. The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that in-corporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

 Derivatives contracts and securities can be used to reduce or increase the volatility of a Fund's total performance. While the response of certain deriv-ative contracts and securities to market changes may differ from traditional investments such as stocks and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Funds will only use derivative con-tracts for the purposes disclosed in the applicable sections above. To the ex-tent that a Fund invests in securities that could be characterized as deriva-tives, such as mortgage pass-throughs and collateralized mortgage obligations, it will only do so in a manner consistent with its investment objective, poli-cies and limitations.

 PORTFOLIO TURNOVER RATE. Although the Funds generally seek to invest for the long term, each Fund may sell securities irrespective of how long such securi-ties have been held. Each Fund may sell a portfolio investment immediately af-ter its acquisition if the investment managers believe that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable in-vestment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.

 A high rate of portfolio turnover may involve correspondingly greater broker-age commission expenses and other transaction costs, which must be borne di-rectly by the Fund and ultimately by the shareholders of the respective Funds. High portfolio turnover may result in the realization of substantial net capi-tal gains. To the extent net short-term capital gains are realized, any dis-tributions resulting from such gains are considered ordinary income for Fed-eral income tax purposes. See "Tax Matters" below.

                                     * * *

 As diversified investment companies, 75% of the assets of each Fund are rep-resented by cash and cash items (including receivables), government securi-ties, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limita-tions: (a) the Fund may not invest more than 5% of its total assets in the se-curities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, each Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. These are fun-damental investment policies of each Fund which may not be changed without investor approval. For purposes of these policies and limitations, each Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

 The Statement of Additional Information includes further discussion of in-vestment strategies and techniques, and a listing of other fundamental invest-ment restrictions and non-fundamental investment policies which govern the in-vestment policies of each Fund. Fundamental investment restrictions may not be changed, in the case of each Fund, without the approval of that Fund's share-holders. If a percentage restriction (other than a restriction as to borrow-ing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not con-sidered a violation of the policy.

 The investment objective of each Fund may be changed without the approval of that Fund's shareholders, but not without written notice thereof to that Fund's shareholders thirty days prior to implementing the change. If there were a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-cur-rent financial position and needs. There can, of course, be no assurance that the investment objective of a Fund will be achieved. See "Investment Objec-tives, Policies and Restrictions" in the Statement of Additional Information for a description of the fundamental investment policies and restrictions of each Fund that cannot be changed without approval by the holders of a "major-ity of the outstanding voting securities" (as defined in the Investment Com-pany Act of 1940, as amended (the "1940 Act")) of that Fund. Ex-cept as stated otherwise, all investment objectives, policies, strategies and restrictions described herein and in the Statement of Additional Information are non-fundamental.


                               PRICING OF SHARES

 The net asset value of each Fund is determined and the Shares of each Fund are priced for purchases and redemptions at the close of regular trading hours on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time). Net asset value and pricing for each Fund are determined on each day both the NYSE is open for trading and the Funds are open for business ("Busi-ness Day"). Currently, the days on which the Funds are closed (other than weekends) are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanks-giving Day and Christmas. A Fund's net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all secu-rities and other assets allocable to its Shares, less the liabilities alloca-ble to its Shares, by the number of its outstanding Shares.

 Assets in the Funds which are traded on a recognized domestic stock exchange or are quoted on a national securities market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on such national securities market. Securities in the Funds which are traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices, and securities in such Funds for which there were no transactions are valued at the average of the most recent bid and asked prices. Restricted securities, securities for which market quo-tations are not readily available, and other assets are valued at fair value, pursuant to guidelines adopted by the Board of Trustees of the Trust. Absent unusual circumstances, debt securities maturing in 60 days or less are valued at amortized cost.

 Securities of the Funds which are primarily traded on foreign securities ex-changes are generally valued at the preceding closing values of such securi-ties on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined after consideration of such events and other material factors, all under the direction and guid-ance of the Board of Trustees of the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Absent unusual circum-stances, investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign se-curities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies estab-lished by the Board of Trustees of the Trust. For valuation purposes, quota-tions of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when in-vestors can neither purchase nor redeem a Fund's Shares. The administrators have undertaken to price the securities held by the Funds, and may use one or more independent pricing services in connection with this service. The methods used by the pricing services and the valuations so established will be re-viewed by each Fund's investment managers and the administrators under the general supervision of the Board of Trustees of the Trust.

                  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

PURCHASE OF SHARES

 Shares of each Fund may be purchased without a sales charge on any Business Day at the net asset value next determined after an order is transmitted to the

Trust's transfer agent, Chase Global Funds Services Company ("CGFSC"), and ac-cepted by the distributor, Edgewood Services, Inc. (the "Distributor"). There is no minimum amount for initial or subsequent investments. Purchase orders for Shares received prior to the close of regular trading on the NYSE on any day that a Fund's net asset value is calculated are priced according to the net asset value determined on that day. Purchase orders received after the close of regular trading on the NYSE are priced as of the time the net asset value per share is next determined. The Distributor has established procedures for purchasing Shares in order to accommodate different types of investors (see "Purchase Procedures" below).

 Shares of each Fund may be purchased only in those states where they may be lawfully sold. The Trust reserves the right to cease offering Shares for sale at any time and the Distributor and the Trust each reserve the right to reject any order for the purchase of Shares.

PURCHASE PROCEDURES

 Shares may be purchased directly only by institutional investors ("Institu-tional Investors"). An Institutional Investor (a "Shareholder Organization") may elect to hold of record Shares for its customers ("Customers") and to rec-ord beneficial ownership of Shares on the account statements provided to its Customers. In that case, it is each Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to CGFSC in accordance with the procedures agreed to by the Shareholder Organization and the Distrib-utor. Confirmations of all such purchases and redemptions by Shareholder Orga-nizations for the benefit of their Customers will be sent by CGFSC to the par-ticular Shareholder Organization. In the alternative, a Shareholder Organiza-tion may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Cus-tomers' purchase and redemption orders with the Funds, CGFSC will send confir-mations of such transactions and periodic account statements directly to the Customers. Certificates will not be issued for Shares.

 Customers may agree with a particular Shareholder Organization to make a min-imum purchase with respect to their accounts. Depending upon the terms of the particular account, Shareholder Organizations may charge a Customer's account fees for automatic investment and other cash management services provided. Customers should contact their Shareholder Organization directly for further information.

 The Trust enters into shareholder servicing agreements with Shareholder Orga-nizations which agree to provide their Customers various shareholder adminis-trative services with respect to their Shares (hereinafter referred to as "Service Organizations"). Shares in the Funds bear the expense of fees payable to Service Organizations for such services. See "Management of the Trust-- Service Organizations."

Purchases by Wire

 Institutional Investors may purchase Shares by wiring federal funds to CGFSC. Prior to making an initial investment by wire, an investor must telephone CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) for in-structions, including a Wire Control Number. Federal funds and registration instructions should be wired through the Federal Reserve System to:

  The Chase Manhattan Bank
  ABA #021000021
  Excelsior Institutional Trust
  Credit DDA #910-2-733046
  [Account Registration]
  [Account Number]

  [Wire Control Number]

 Purchases of Shares by Federal funds wire will be effected at the net asset value per Share next determined after acceptance of the order provided that the Federal funds wire has been received by the Fund's custodian on that Busi-ness Day.

 It is intended that each Fund will be as fully invested at all times as is reasonably practicable in order to enhance the return on its assets. According-ly, in order to make investments immediately, a Fund must have Federal funds available. Purchase orders received and accepted after 4:00 p.m. (Eastern time) will be effected at the net asset value next determined even if a Fund received Federal funds on that day.

 Investors making initial investments by wire must promptly complete the appli-cation accompanying this Prospectus and forward it to CGFSC. No account appli-cation is required for subsequent purchases. Completed applications should be directed to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

 The application may also be sent via facsimile. Please contact CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) for complete instructions. Redemptions by investors will not be processed until the completed application for purchase of Shares has been received and accepted by CGFSC. Investors mak-ing subsequent investments by wire should follow the above instructions.

Purchases by Telephone

 For Institutional Investors who have previously selected the telephone pur-chase option, a purchase order may be placed by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). The purchase by telephone will be effected at the net asset value per Share next determined after acceptance of the order.

  By establishing the telephone purchase option, the Institutional Investor au-thorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. THE TRUST, CGFSC AND THE DISTRIBUTOR WILL NOT BE HELD LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON SUCH INSTRUCTION. ACCORD-INGLY, INSTITUTIONAL INVESTORS BEAR THE RISK OF LOSS. THE TRUST WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE, INCLUDING, WITHOUT LIMITATION, RECORDING TELEPHONIC INSTRUCTIONS AND/OR REQUIRING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDENTIFICATION.

 This option may be changed, modified or terminated at any time. The Trust cur-rently does not charge a fee for this service, although some Shareholder Orga-nizations may charge their Customers fees. Customers should contact their Shareholder Organizations directly for further information.

REDEMPTION OF SHARES

 Institutional Investors may redeem all or any portion of the Shares in their account at the net asset value per Share next determined after proper receipt in good form and acceptance of an order for redemption. Proceeds from redemp-tion orders received and accepted by 4:00 p.m. (Eastern time) will normally be sent the next Business Day; proceeds are sent in any event within five Business Days.

 It is necessary for Institutional Investors and other entities to have on file appropriate documentation authorizing redemptions by the institution or entity before a redemption request is considered to be in proper form. In some cases, additional documentation may be requested.

 Investment return and principal value of an investment in each Fund will fluc-tuate, so that the value of Shares redeemed may be more or less than the share-holder's cost. Redemptions of Shares are taxable events on which a shareholder may realize a gain or loss.

REDEMPTION PROCEDURES

 Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with the procedures governing their accounts at their Shareholder Organi-zation. It is the responsibility of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemp-tion proceeds on a timely basis.

 Customers redeeming Shares through certain Shareholder Organizations or certi-fied financial planners may incur transaction charges in connection with such redemptions. Such Customers should contact their Shareholder Organizations for further information on transaction fees.

 Institutional Investors may redeem all or part of their Shares in accordance with any of the procedures described below. These procedures only apply to Cus-tomers of Shareholder Organizations for whom individual accounts have been es-tablished with CGFSC. Customers whose individual accounts are maintained by Shareholder Organizations must contact their Shareholder Organization directly to redeem Shares.

 If any portion of the Shares to be redeemed represents an investment made by check, the Trust and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations; such collection process may take up to 15 days. An Institutional Investor who anticipates the need for more immediate access to its investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connec-tion with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a check is not collected, the purchase will be canceled and CGFSC will charge a fee of $25.00 to the Institutional Investor's account.

Redemption by Wire or Telephone

 Institutional Investors who maintain an account at CGFSC and have so indicated on their application, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFSC, by wire or telephone, to wire the redemp-tion proceeds directly to the investor's predesignated bank account at any com-mercial bank in the United States. Institutional Investors may have their Shares redeemed by wire by instructing CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). No charge is imposed by the Trust for wiring re-demption payments to Institutional Investors although Shareholder Organizations may charge Customers for wiring or crediting such redemption payments to their accounts. Information relating to such redemption services and charges, if any, is available to Customers directly from their Shareholder Organizations.

 In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank account designated to receive redemption pro-ceeds, an Institutional Investor must send a written request to the Trust at the address listed below under "Redemption by Mail". Such requests must be signed by the investor, with signatures guaranteed (see "Redemption by Mail" below for details regarding signature guarantees). Further documentation may be requested.

 CGFSC and the Distributor reserve the right to refuse a wire or telephone re-demption. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by the Trust or the Distributor. THE TRUST, CGFSC AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS BELIEVED TO BE GENUINE. ACCORDINGLY, SHARE-HOLDERS WILL BEAR THE RISK OF LOSS. THE TRUST WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE, INCLUDING, WITHOUT LIMITATION, RECORDING TELEPHONE INSTRUCTIONS AND/OR REQUIRING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDENTIFICATION.

Redemption by Mail

 Shares may be redeemed by an Institutional Investor by submitting a written request for redemption to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

 A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed for each registered owner by its authorized officer exactly as the Shares are registered.

 A redemption request for an amount in excess of $5,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be ac-companied by signature guarantees from any eligible guarantor institution ap-proved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associa-tions, clearing agencies and savings associations. All eligible guarantor in-stitutions must participate in the Securities Transfer Agents Medallion Pro-gram ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and infor-mation on STAMP can be obtained from CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) or at the address given above. CGFSC may require additional supporting documents. A redemption request will not be deemed to be properly received in good form until CGFSC receives all required documents in proper form.

 Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755).

Other Redemption Information

 Except as described in "Investor Programs" below, Institutional Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Share-holder Organization to maintain a minimum balance with re-spect to Shares of a Fund and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of its Shares to the extent necessary to maintain the required minimum balance.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

 Shares of a Fund may be exchanged without payment of any exchange fee for Shares of another Fund described herein and for shares of any investment port-folio of Excelsior Funds at their respective net asset values, provided that such other shares may legally be sold in the state of the investor's resi-dence.

 Excelsior Funds currently offers one investment portfolio as follows:

  Institutional Money Fund, a money market fund which seeks to provide share-holders with liquidity and as high a level of current income as is consistent with the preservation of capital.

 An exchange involves a redemption of all or a portion of the Shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of the Trust or Excelsior Funds. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the ex-change request is received. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined af-ter acceptance of the exchange request.

 An exchange of shares is treated for federal and state income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an ex-changing shareholder may, therefore, realize a taxable gain or loss in connec-tion with the exchange. Shareholders exchanging Shares of a Fund for shares of another portfolio should carefully review the prospectus relating to the acquired shares prior to making an exchange.

 The exchange option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Share-holder Organizations may charge their Customers fees. Customers should contact their Shareholder Organizations directly for further information.

 Exchanges by Telephone. For Institutional Investors who have previously se-lected the telephone exchange option, an exchange order may be placed by call-ing CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). By establishing the telephone exchange option, the Institutional Investor autho-rizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. THE TRUST, EXCELSIOR FUNDS, CGFSC AND THE DISTRIBUTOR ARE NOT RE-SPONSIBLE FOR THE AUTHENTICITY OF EXCHANGE REQUESTS RECEIVED BY TELEPHONE THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE TRUST AND EXCELSIOR FUNDS WILL USE SUCH PROCE-DURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

RETIREMENT PLANS

 Shares are available for purchase by Institutional Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York:

 IRAs (including "rollovers" from existing retirement plans) for individuals and their eligible non-working spouses;

 Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

 Keogh Plans for self-employed individuals.

 Institutional Investors or Customers of Shareholder Organizations investing in Shares pursuant to a retirement plan are not subject to the minimum invest-ment and mandatory redemption provisions described above. Detailed information concerning eligibility, service fees and other matters related to these plans is available from the Trust by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). Customers of Shareholder Organizations may pur-chase Shares pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

                                  TAX MATTERS

 Each year the Trust intends to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Provided a Fund meets all income, distribution and diversification requirements of the Code, and distributes all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, no Federal income or excise taxes will be required to be paid from that Fund, although foreign-source income of a Fund may be subject to foreign withholding taxes. If a Fund fails to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate Federal income tax upon its in-vestment company taxable income and the Fund's distributions would also gener-ally be taxable as ordinary dividend income to shareholders.

 To satisfy various requirements in the Code, each Fund expects to distribute virtually all of its net income each year. Shareholders of a Fund normally will have to pay Federal income taxes and any state or local taxes on the div-idends and net capital gain distributions, if any, they receive from a Fund. Dividends from ordinary income and any distributions from net short-term capi-tal gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their Shares. Dividends and distributions, if any, paid to sharehold-ers will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional Shares of a Fund.

 In the case of corporate shareholders, distributions (other than capital gain dividends) will qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by a Fund for the year. Generally, a "qualifying dividend" is a dividend that has been received from a domestic corporation. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

 Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed for tax purposes to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

 At the end of each calendar year, each shareholder receives information for tax purposes on the dividends and other distributions received during that cal-endar year, including the portion thereof taxable as ordinary income, the por-tion taxable as long-term capital gains, the portion (if any) which constitutes a return of capital (which is generally free of tax but results in a basis re-duction), and the amount of dividends (if any) which may qualify for the divi-dends-received deduction for corporations.

 In general, any gain or loss realized upon a taxable disposition of Shares of a Fund by a shareholder that holds such Shares as a capital asset will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of Shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those Shares. Any loss realized upon a disposition of Shares may also be disallowed under rules relating to wash sales.

 If more than 50% of the value of the International Equity Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the International Equity Fund may elect to "pass through" to shareholders foreign income taxes paid by that Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign in-come taxes paid by the Fund, shareholders may be eligible for foreign tax cred-its or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for federal income tax purposes.

 The Trust may be required to withhold Federal income tax at the rate of 31% from all taxable distributions and redemption proceeds payable to shareholders who do not provide the Trust with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Rev-enue Service that they are subject to backup withholding. Such withholding is not an additional tax. Any amounts withheld may be credited against the share-holder's Federal income tax liability.

 Under current law, neither the Trust, as a Delaware business trust, nor any of the Funds are liable for any income or franchise tax in the State of Delaware as long as the Funds continue to qualify as "regulated investment companies" under the Code.

 The foregoing discussion is intended for general information only. An investor should consult with his own tax advisor as to the tax consequences of an in-vestment in the Funds, including the status of distributions from the Funds un-der applicable state and local laws.

                            MANAGEMENT OF THE TRUST

 The Board of Trustees of the Trust provides general supervision over the af-fairs of the Trust. The Trustees decide upon matters of general policy and re-view the actions of service providers such as the investment managers, the ad-ministrators, the Distributor and others.

INVESTMENT MANAGERS

Equity, Income, Total Return Bond, Value Equity and Optimum Growth Funds

 United States Trust Company of New York ("U.S Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust") serve as the investment adviser to the Equity, Income, Total Return Bond, Value Equity and Optimum Growth Funds. U.S. Trust New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System and is one of the twelve members of the New York Clear-ing House Association. U.S. Trust Connecticut is a Connecticut state-chartered limited purpose trust company. U.S. Trust New York and U.S. Trust Connecticut are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

 U.S. Trust provides trust and banking services to individuals, corporations and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31,1996, the Asset Management Groups of U.S. Trust New York and U.S. Trust
Connecticut had approximately $    billion in aggregate assets under manage-
ment. U.S. Trust New York has its principal offices at 114 W. 47th Street, New York, New York 10036. U.S. Trust Connecticut has its principal offices at 225 High Ridge Road, East Tower, Stamford, Connecticut 06905.

 With respect to the Equity, Income, Total Return Bond, Value Equity and Opti-mum Growth Funds, U.S. Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains records re-lating to such purchases and sales.

 The following persons are primarily responsible for the day-to-day management of the following Funds:

Equity Fund........................................ Leigh H. Weiss, Senior Vice
                                                    President and Senior
                                                    Portfolio Manager, U.S.
                                                    Trust (since ^ 1993);
                                                    Portfolio Manager, Goldman
                                                    Sachs & Co. (from 1981 to
                                                    1993).
Income and Total Return Bond Funds.................

                                                    Alexander R. Powers, Senior
                                                    Vice President and Manager
                                                    of Taxable Fixed-Income
                                                    Investments since July,
                                                    1996; Portfolio manager of
                                                    the Funds since December,
                                                    1996; Manager of Taxable
                                                    Fixed-Income Investments,
                                                    Chase Asset Management from
                                                    1988 to 1996.
Value Equity Fund..................................
                                                    David J. Williams, Senior
                                                    Vice President, Department
                                                    Manager and Senior Portfolio
                                                    Manager, U.S. Trust (since
                                                    1987).

 All investment decisions for the Optimum Growth Fund are made by a committee of investment professionals within the Campbell Cowperthwait division of U.S. Trust and no persons are primarily responsible for making recommendations to that committee.

 For the services provided and expenses assumed pursuant to its Investment Ad-visory Agreements, U.S. Trust is entitled to be paid a fee, computed daily and paid monthly, at the annual rate of .65% of the average daily net assets of each of the Equity, Income, Total Return Bond, Value Equity and Optimum Growth Funds.

 Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Equity, Income, Total Return Bond, Value Equity and Optimum Growth Funds pursu-ant to advisory agreements substantially similar to the Investment Advisory Agreements currently in effect for the Funds. For the period ended March 31, 1997, U.S. Trust New York received an advisory fee at the effective annual
rates of   %,   %,   %,   % and   % of the average daily net assets of the Eq-
uity, Income, Total Return Bond, Value Equity and Optimum Growth Funds, respec-tively. For the same period, U.S. Trust New York waived advisory fees at the
effective annual rates of   %,   %,   %,   % and   % of the average daily net
assets of the Equity, Income, Total Return Bond, Value Equity and Optimum Growth Funds, respectively.

 From time to time, U.S. Trust may voluntarily waive all or a portion of the advisory fees payable to it by a Fund, which waiver may be terminated at any time. See "Management of the Trust--Service Organizations" for additional in-formation on fee waivers.


Balanced and International Equity Funds

 United States Trust Company of The Pacific Northwest ("U.S. Trust Pacific") serves as investment adviser to the Balanced and International Equity Funds. U.S. Trust Pacific, which has its principal offices at 4380 Southwest Macadam Avenue, Suite 450, Portland, Oregon 97201, is an indirect wholly-owned subsidi-ary of U.S. Trust Corporation.

 U.S. Trust Pacific has delegated the daily management of the investment port-folios of the Balanced and International Equity Funds to the investment manag-ers named below, acting as sub-advisers (the "Sub-Advisers"):

Balanced Fund...................................... Becker Capital Management,
                                                    Inc. ("Becker")
International Equity Fund..........................
                                                    Harding, Loevner Management,
                                                    L.P. ("Harding Loevner")

 Subject to the general guidance and policies set by the Trustees of the Trust, U.S. Trust Pacific provides general supervision over the investment management functions performed by each of the Sub-Advisers. U.S. Trust Pacific closely monitors the Sub-Advisers' application of these Funds' investment policies and strategies, and regularly evaluates the Sub-Advisers' investment results and trading practices.

 For the services provided and expenses assumed pursuant to its Investment Ad-visory Agreements, U.S. Trust Pacific is entitled to be paid a fee, computed daily and paid monthly, at the following annual rates: .65% of the average daily net assets of the Balanced Fund; and 1.00% of the average daily net as-sets of the International Equity Fund. Although the advisory fee paid by the International Equity Fund is higher than advisory fees currently being paid by most investment companies in general, the advisory fee paid by the Interna-tional Equity Fund is similar to fees currently being paid by other investment companies which also invest primarily in foreign issuers.

 For the period ended March 31, 1997, U.S. Trust Pacific received advisory fees at the effective annual rates of % and % of the average daily net assets of the Balanced and International Equity Funds, respectively. For the same period, U.S. Trust Pacific waived advisory fees at the effective annual rates of % and
 % of the average daily net assets of the Balanced and International Equity Funds, respectively.

 From time to time, U.S. Trust Pacific may voluntarily waive all or a portion of the advisory fees payable to it by a Fund, which waiver may be terminated at any time. See "Management of the Trust--Service Organizations" for additional information on fee waivers.

 Pursuant to sub-advisory agreements, the Sub-Advisers make the day-to-day in-vestment decisions and portfolio selections for the Balanced and International Equity Funds, consistent with the general guidelines and policies established by U.S. Trust Pacific and the Board of Trustees of the Trust. For the investment management services they provide to the Funds, the Sub-Advisers are compensated only by U.S. Trust Pacific, and receive no fees directly from the Trust. For their services, the Sub-Advisers are entitled to receive from U.S. Trust Pacific fees at a maximum annual rate equal to the percentages specified below of the Funds' average daily net as-sets: (a) .425% for the Balanced Fund and (b) .50% for the International Equity Fund. Each Sub-Adviser has agreed to waive a portion of its sub-advisory fees with respect to its respective Fund, which waivers may be terminated at any time. The Sub-Advisers furnish at their own expense all services, facilities and personnel necessary in connection with managing the Funds' investments and effecting securities transactions for the Funds. For the period ended March 31, 1997, Becker and Harding Loevner received sub-advisory fees at the effective annual rates of % and % of the average daily net assets of the Balanced and International Equity Funds, respectively. For the same period, Becker and Har-ding Loevner waived sub-advisory fees at the effective annual rates of % and
 % of the average daily net assets of the Balanced and International Equity Funds, respectively.

 Becker, the Sub-Adviser for the Balanced Fund, maintains its principal offices at 2185 Pacwest Center, Portland, OR 97204. As of June 30, 1997, Becker had ap-proximately $ billion in assets under management. The person primarily respon-sible for the day-to-day management of the Balanced Fund is Donald L. Wolcott, C.F.A., Vice President and Portfolio Manager of Becker. Mr. Wolcott joined Becker in 1987 and brings 21 years of experience in investment management to his position.

 Harding Loevner, the Sub-Adviser for the International Equity Fund, maintains its principal offices at 50 Division Street, Suite 401, Somerville, NJ 08876. As of June 30, 1997, Harding Loevner had approximately $ billion in assets un-der management. All investment management decisions of Harding Loevner are made by an investment group and not by portfolio managers individually.


ADMINISTRATORS

 CGFSC, Federated Administrative Services and U.S. Trust Connecticut serve as the Fund's administrators (the "Administrators") and provide them with general administrative and operational assistance. The Administrators also serve as ad-ministrators of all of the portfolios of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For the services provided to all portfolios of the Trust (except the International Equity Fund), Excelsior Funds, Inc. (ex-cept the international portfolios of Excelsior Funds, Inc.), and Excelsior Tax-Exempt Funds, Inc., the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.) as fol-lows:

     COMBINED AGGREGATE AVERAGE DAILY NET ASSETS OF EXCELSIOR
                           FUNDS, INC.,
                 EXCELSIOR TAX-EXEMPT  FUNDS, INC.
                AND  EXCELSIOR INSTITUTIONAL TRUST
                   (EXCLUDING THE  INTERNATIONAL
                PORTFOLIOS OF EXCELSIOR FUNDS, INC.
                AND EXCELSIOR INSTITUTIONAL TRUST)                  ANNUAL FEE
     ---------------------------------------------------------      ----------
first $200 million.................................................    .200%
next $200 million..................................................    .175%
over $400 million..................................................    .150%

 Administration fees payable to the Administrators by each portfolio of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. pursuant to the fee schedule above are allocated in proportion to their relative average daily net assets at the time of determination. The Administrators are jointly entitled to an annual fee from the International Equity Fund, computed daily and paid monthly, at the annual rate of .20% of the Fund's average daily net assets. From time to time, the Administrators may voluntarily waive all or a portion of the administration fees payable to them by a Fund, which waivers may be terminated at any time. See "Management of the Trust--Service Organizations" for additional information on fee waivers.

 Prior to May 16, 1997, CGFSC, Federated Administrative Services and U.S. Trust New York served as the Funds' administrators pursuant to an administration agreement substantially similar to the administration agreement currently in effect for the Funds. For the period ended March 31, 1997, CGFSC, Federated Ad-ministrative Services and U.S. Trust New York received an aggregate administra-
tion fee at the effective annual rates of   %,   %,   %,   %,   %,   % and   %
of the average daily net assets of the Equity, Income, Total Return Bond, Value Equity, Balanced, Optimum Growth and International Equity Funds, respectively,
and waived administration fees at the effective annual rates of   %,   %,   %,
  %,   %,   % and   % of the average daily net assets of such respective Funds.



DISTRIBUTOR

 Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distribu-tor"), Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 15230-0897, acts as principal underwriter for the Shares. Edgewood Services, Inc., a regis-tered broker-dealer and a wholly-owned subsidiary of Federated Investors, is unaffiliated with U.S. Trust or any of its affiliates. The Distributor and its
affiliates act as distributor and serve as administrator to     bank related
mutual fund complexes.

SERVICE ORGANIZATIONS

 The Trust will enter into an agreement ("Servicing Agreement") with each Serv-ice Organization requiring it to provide administrative support services to its Customers beneficially owning Shares. As a consideration for the administrative services provided to Customers, a Fund will pay the Service Organization an ad-ministrative service fee at an annual rate of up to .40% of the average daily net asset value of its Shares held by the Service Organization's Customers. Such services may include assisting in processing purchase, exchange and re-demption requests; transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; and providing periodic state-ments. Under the terms of the Servicing Agreement, Service Organizations will be required to provide to Customers a schedule of any fees that they may charge in connection with a Customer's investment. Until further notice, U.S. Trust, U.S. Trust Pacific and Administrators have voluntarily agreed to waive fees payable by a Fund in an amount equal to administrative service fees payable by that Fund.

CUSTODIAN AND TRANSFER AGENT

 The Chase Manhattan Bank ("Chase") serves as custodian of the Funds' assets. Communications to the custodian should be directed to Chase, Mutual Funds Serv-ice Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245. CGFSC, 73 Tremont Street, Boston, Massachusetts 02108, serves as the transfer agent for the Funds, providing transfer agency, dividend disbursement and registrar services. CGFSC is a subsidiary of Chase.


EXPENSES

 The expenses of the Trust include the compensation of its Trustees who are not affiliated with the investment managers; governmental fees; interest charges; taxes; fees and expenses of the Administrators, of independent auditors, of le-gal counsel and of any transfer agent, custodian, registrar or dividend dis-bursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, Shares of the Funds.

 Expenses of the Trust also include expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to share-holders and to governmental offices and commissions; expenses of shareholder and Trustee meetings; expenses relating to the issuance, registration and qual-ification of Shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to the Trust.

 Bank Regulatory Matters. The Glass-Steagall Act and applicable banking laws and regulations generally prohibit certain financial institutions such as U.S. Trust from engaging in the business of underwriting securities of open-end in-vestment companies such as the Trust. U.S. Trust and U.S. Trust Pacific be-lieve that the investment advisory services performed by U.S. Trust or U.S. Trust Pacific under the Advisory Agreements with the Trust and the activities performed by U.S. Trust Connecticut as one of the administrators for the Funds do not constitute underwriting activities and are consistent with the require-ments of the Glass-Steagall Act. In addition, U.S. Trust and U.S. Trust Pa-cific believe that this combination of individually permissible activities is consistent with the Glass-Steagall Act and other federal or state legal and regulatory precedent. There is presently no controlling precedent regarding the performance of a combination of investment advisory, administrative and/or shareholder servicing activities by banks. State laws on this issue may differ from the interpretations of relevant federal law and banks and financial in-stitutions may be required to register as dealers pursuant to state securities law. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing or investment management activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Funds would suffer any adverse financial consequences as a result of these occurrences.

 Certain Relationships and Activities. U.S. Trust, U.S. Trust Pacific and their affiliates may have deposit, loan and other commercial banking relation-ships with the issuers of securities which may be purchased on behalf of the Funds, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. U.S. Trust and U.S. Trust Pacific have informed the Trust that, in making investment deci-sions, they do not obtain or use material inside information in their posses-sion or in the possession of any of their affiliates. In making investment recommendations, U.S. Trust and U.S. Trust Pacific will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of U.S. Trust or U.S. Trust Pacific, their par-ents or their subsidiaries or affiliates. When dealing with its customers, U.S. Trust, U.S. Trust Pacific, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such custom-ers are held by any Fund managed by U.S. Trust, U.S. Trust Pacific or any such affiliate.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

 Dividends equal to all or substantially all of each Fund's net investment in-come will be declared and paid as follows: For the Equity, Value Equity, Opti-mum Growth and Balanced Funds, dividends will be declared and paid at least quarterly; for the Income and Total Return Bond Funds, dividends will be de-clared daily and paid at least monthly; and for the International Equity Fund, dividends will be declared and paid at least once a year.

 Long-term capital gains, if any, for each Fund will be distributed once a year, usually in December, if a Fund's profits during that year from the sale of securities held for longer than the applicable period exceed losses during such year from the sale of securities together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). Net short-term capital gains realized during a Fund's fiscal year will also be distributed during such year. Each Fund's net income for div-idend purposes consists of (i) all accrued income, whether taxable or tax-ex-empt, plus discount earned on the Fund's assets, less (ii) amortization of pre-mium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one Fund (e.g., legal, administrative, accounting, and Trustees' fees) prorated to each Fund on the basis of its relative net assets. Dividends and distributions will reduce the net asset value of each of the Funds by the amount of the dividend or distribu-tion.

 Additional distributions will also be made to shareholders to the extent nec-essary to avoid the application of non-deductible Federal excise taxes on cer-tain undistributed income and net capital gains of mutual funds.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

 The Trust's Trust Instrument permits the Trustees of the Trust to issue an un-limited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of each Fund and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in each Fund. The Trust reserves the right to create and issue any number of series or classes; investments in each series participate equally in the earnings, dividends and assets of the particular se-ries only and no other series. Currently, the Trust has eight active series. The active series include: Excelsior Institutional Equity Fund, Excelsior In-stitutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excel-sior Institutional Bond Index Fund, Excelsior Institutional Balanced Fund, Ex-celsior Institutional International Equity Fund, Excelsior Institutional Value Equity Fund and Excelsior Institutional Optimum Growth Fund.

 The shares of the Balanced, Value Equity, Optimum Growth and International Eq-uity Funds are classified into two separate classes of shares representing In-stitutional Shares and Trust Shares. Trust Shares have different expenses than Institutional Shares which may affect performance. Trust Shares of these Funds are offered under a separate prospectus.

 Each share (irrespective of class designation) of a Fund represents an inter-est in that Fund that is proportionate with the interest represented by each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Share-holders are entitled to one vote for each Share held on mat-ters on which they are entitled to vote. The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

 The Trust is a business trust organized under the laws of the State of Dela-ware. Under Delaware law, shareholders of Delaware business trusts are entitled to the same limitation on personal liability extended to shareholders of pri-vate for profit corporations organized under the general corporation law of the State of Delaware; the courts of other states may not apply Delaware law, how-ever, and shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder lia-bility for acts or obligations of the Trust and provides for in demnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the main-tenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protec-tion of the Trust and the Funds, their shareholders, Trustees, officers, em-ployees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder lia-bility is limited to circumstances in which Delaware law did not apply, inade-quate insurance existed and a Fund itself was unable to meet its obligations.

 Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

 As of July   , 1997, U.S. Trust and its affiliates held sole or shared voting or investment power with respect to more than 50% of the Trust's outstanding shares on behalf of their customers.

 For more information regarding the Trustees of the Trust, see "Management of the Trust" in the Statement of Additional Information.

                            PERFORMANCE INFORMATION

 From time to time, in advertisements, reports to shareholders, or other commu-nications to shareholders or prospective investors, the performance of the In-stitutional Shares of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Performance information includes a Fund's investment results and/or comparisons of its in-vestment results to various unmanaged indices, or results of other mutual funds or investment or savings vehicles. A Fund's investment results as used in such communications are calculated on a "yield" or "total rate of return" basis in the manner set forth below.

 The Trust provides period and annualized "total rates of return" and non-stan-dardized total return data for Shares of each Fund. The "total rate of return" refers to the change in the value of an investment in Shares of a Fund over a stated period which reflects any change in net asset value per Share and in-cludes the value of any Shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which as-sumes that the period total rate of return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested in Fund Shares.

 The Trust provides annualized "yield" quotations for Shares of each Fund. The "yield" of a Fund refers to the income generated by an investment in such Fund over a thirty day or one month period. The dates of any such period are identi-fied in all advertisements or communications containing yield quotations. In-come is then annualized; that is, the amount of income generated by an invest-ment in Shares of a Fund over a period is assumed to be generated (or remain constant) over one year and is shown as a percentage of the net asset value on the last day of that year-long period. The Funds may also advertise the "effec-tive yields", which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed reinvestment. See "Performance Information" in the Statement of Additional Information. These methods of calculating "yield" and "total rate of return" are determined by regulations of the SEC.

 Since the yield and total rate of return quotations for a Fund's Shares are based on historical earnings and since such yields and total rates of return fluctuate over time, such quotations should not be considered as an indication or representation of the future performance of any Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Fund, Fund maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations to Customers that have invested in Shares and any charges to institutional investors for asset management and related services will not be included in calculations of perfor-mance. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc.

                                 MISCELLANEOUS

 Shareholders of record will receive unaudited semi-annual reports and annual reports audited by the Funds' independent auditors.

 The Funds' Statement of Additional Information bears the same date as this Prospectus and contains more detailed information about the Funds, including information related to (i) investment policies and restrictions of the Funds,
(ii) Trustees and officers of the Trust, (iii) portfolio transactions and bro-kerage commissions, (iv) rights and liabilities of shareholders of the Trust,
(v) additional performance information, including methods used to calculate yield and total return, (vi) determination of the net asset value of Shares of the Funds and (vii) the audited financial statements of the Funds for the pe-riod ended March 31, 1997.

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application(s) and mail (regular or overnight) to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

  Please enclose with the Application(s) your check made payable to the "Ex-celsior Institutional Trust" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase and Redeem Shares--Purchase Procedures".

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, there is no minimum amount required for an initial or subsequent investment.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of Shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests of $5,000 or more must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application(s).

  If the shares are registered in the name of:

    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*
  * A corporate resolution or appropriate certificate may be required.

TAXPAYER IDENTIFICATION NUMBER:

  Institutional Investors and other entities must provide a tax identification or social security number on the application. Investors who do not supply this information or who have been notified by the Internal Revenue Service that they are subject to backup withholding will be subject to a withholding rate of 31% from all taxable distributions paid to the shareholder.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact your shareholder servicing agent.

EXCELSIOR              CHASE GLOBAL FUNDS SERVICES COMPANY      NEW
INSTITUTIONAL TRUST    CLIENT SERVICES                          ACCOUNT
                       P.O. Box 2798                            APPLICATION
                       Boston, MA 02208-2798
                       (800) 909-1989
  -----------------------------------------------------------------------------

-----------------------------------------------------------------------------
ACCOUNT REGISTRATION
-----------------------------------------------------------------------------
[_] Institutional      [_] Trust      [_] Other

Note: Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and the date of the trust instrument.

------------------------------   ----------------------------------------------
Name(s) (please print)           Social Security # or Taxpayer Identification #

------------------------------

Name                             (   )
------------------------------   -----------------------------
Address                          Telephone #

------------------------------   [_] U.S. Citizen  [_] Other (specify)__________
City/State/Zip Code

-----------------------------------------------------------------------------
FUND SELECTION MAKE CHECKS PAYABLE TO "EXCELSIOR INSTITUTIONAL TRUST."
-----------------------------------------------------------------------------

FUND                                INITIAL INVESTMENT             FUND                       INITIAL INVESTMENT
[_] Equity Fund                     $ ___________ 3100             [_] Value Equity Fund      $ ___________ 3122
[_] Balanced Fund                   $ ___________ 3109             [_] Total Return Bond Fund $ ___________ 3103
[_] International Equity Fund       $ ___________ 3101             [_] Income Fund            $ ___________ 3102
[_] Optimum Growth Fund             $ ___________ 3123             [_] Other                  $ ___________
                                                                   TOTAL INITIAL INVESTMENT:  $ ___________

NOTE: If investing     A. BY MAIL: Enclosed is a check in the amount of
by wire, you must      $ _____ payable to "Excelsior Institutional Trust."
obtain a Bank Wire
Control Number. To     B. BY WIRE: A bank wire in the amount
do so, please call     of $_____  has been sent to the Fund from
(800) 909-1989 and
ask for the Wire       ------------------  ------------------------------
Desk. ((617) 557-         Name of Bank      Wire Control Number Number
1755 from Overseas)

CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional
Shares unless appropriate boxes below are checked:

All dividends are to be       [_] reinvested     [_] paid in cash
All capital gains are to be   [_] reinvested     [_] paid in cash

-----------------------------------------------------------------------------
ACCOUNT PRIVILEGES
-----------------------------------------------------------------------------

TELEPHONE EXCHANGE AND
REDEMPTION                    AUTHORITY TO TRANSMIT
                              REDEMPTION PROCEEDS TO PRE-
[_] I/We appoint CGFSC as     DESIGNATED ACCOUNT.
my/our agent to act upon      I/We hereby authorize CGFSC to
instructions received by      act upon instructions received
telephone in order to effect  by telephone to withdraw from
the telephone exchange and    my/our account in the
redemption privileges. I/We   Excelsior Institutional Trust
hereby ratify any             and to wire the amount
instructions given pursuant   withdrawn to the following
to this authorization and     commercial bank account.
agree that Excelsior          Title on Bank Account*_________
Institutional Trust,          Name of Bank __________________
Excelsior Funds, CGFSC and    Bank A.B.A. Number  Account
their directors, trustees,    Number ________________________
officers and employees will   Bank Address __________________
not be liable for any loss,   City/State/Zip Code ___________
liability, cost or expense    (attach voided check here)
for acting upon instructions
believed to be genuine and    A corporation, trust or
in accordance with the        partnership must also submit a
procedures described in the   "Corporate Resolution" (or
then current prospectus. To   "Certificate of Partnership")
the extent that Excelsior     indicating the names and
Institutional Trust or        titles of officers authorized
Excelsior Funds fail to use   to act on its behalf.
reasonable procedures as a    * TITLE ON BANK AND FUND
basis for their belief, they  ACCOUNT MUST BE IDENTICAL.
or their service contractors
may be liable for
instructions that prove to
be fraudulent or
unauthorized.

I/We further acknowledge
that it is my/our
responsibility to read a
copy of the Funds' current
Prospectus.
[_] I/We do not wish to have
the ability to exercise
telephone redemption and
exchange privileges. I/We
further understand that all
exchange and redemption
requests must be in writing.

------------------------------------------------------------------

  AGREEMENT AND SIGNATURES
------------------------------------------------------------------

  By signing this application, I/we hereby certify under penalty of perjury that the information on this application is complete and correct and that as required by Federal law:

  [_] I/WE CERTIFY THAT (1) THE NUMBER(S) SHOWN ON THIS FORM IS/ARE THE CORRECT TAXPAYER IDENTIFICATION NUMBER(S) AND (2) I/WE ARE NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I/WE HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I/WE ARE SUBJECT TO BACKUP WITHHOLDING, OR THE IRS HAS NOTIFIED ME/US THAT I AM/WE ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. (NOTE: IF ANY OR ALL OF PART 2 IS NOT TRUE, PLEASE STRIKE OUT THAT PART BEFORE SIGNING.)

  [_] IF NO TAXPAYER IDENTIFICATION NUMBER ("TIN") OR SSN HAS BEEN PROVIDED ABOVE, I/WE HAVE APPLIED, OR INTEND TO APPLY, TO THE IRS OR THE SOCIAL SECURITY ADMINISTRATION FOR A TIN OR A SSN, AND I/WE UNDERSTAND THAT IF I/WE DO NOT PROVIDE THIS NUMBER TO CGFSC WITHIN 60 DAYS OF THE DATE OF THIS APPLICATION, OR IF I/WE FAIL TO FURNISH MY/OUR CORRECT SSN OR TIN, I/WE MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP WITHHOLDING ON DISTRIBUTIONS AND REDEMPTION PROCEEDS. (PLEASE PROVIDE THIS NUMBER ON FORM W-9. YOU MAY REQUEST THE FORM BY CALLING CGFSC AT THE NUMBER LISTED ABOVE).

  I/We represent that I am/we are of legal age and capacity to purchase shares indicated of Excelsior Institutional Trust. I/We have received, read and carefully reviewed a copy of the Trust's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Trust nor the Distributor is a bank and that Fund Shares are not deposits or obligations of, or guaranteed or endorsed by U.S. Trust, its parent and affiliates, and the Shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency; and that an investment in the Funds involves investment risks, including possible loss of principal amount invested.

  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO
  ANY PROVISIONS OF THIS FORM OTHER THAN THE CERTIFICATIONS
  REQUIRED TO AVOID BACKUP WITHHOLDING.
  X ___________________________ Date __________________________
  Owner Signature

  X ___________________________ Date __________________________
  Co-Owner Signature

  Sign exactly as name(s) of registered owner(s) appear(s) above
  (including legal title if signing for a corporation, trust custodial account, etc.).
------------------------------------------------------------------

------------------------------------------------------------------
  FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY
------------------------------------------------------------------

  We hereby submit this application for the purchase of Shares in accordance with the terms of our selling agreement with Edgewood Services, Inc., and with the Prospectus and Statement of Additional Information of the Funds.

  ----------------------------- -------------------------------
  Investment Dealer's Name      Source of Business Code

  ----------------------------- -------------------------------
  Main Office Address           Branch Number

  ----------------------------- -------------------------------
  Representative's Number       Representative's Name

  ----------------------------- -------------------------------
  Branch Address                Telephone

  ----------------------------- -------------------------------
  Investment Dealer's           Title
  Authorized Signature

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY OF EXPENSES........................................................   3
FINANCIAL HIGHLIGHTS.......................................................   5
INVESTMENT OBJECTIVES AND POLICIES.........................................   7
PRICING OF SHARES..........................................................  26
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES................................  26
INVESTOR PROGRAMS..........................................................  30
TAX MATTERS................................................................  31
MANAGEMENT OF THE TRUST....................................................  33
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS..................................  37
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.......................  38
PERFORMANCE INFORMATION....................................................  39
MISCELLANEOUS..............................................................  40
INSTRUCTIONS FOR NEW ACCOUNT APPLICATION...................................  41

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDI-TIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OF-FERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REP-RESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR IN-STITUTIONAL TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY EXCELSIOR INSTITUTIONAL TRUST OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                    [LOGO]
                                   EXCELSIOR
                              INSTITUTIONAL TRUST


                                  EQUITY FUND
                                  INCOME FUND
                             TOTAL RETURN BOND FUND

                             VALUE EQUITY FUND
                                 BALANCED FUND

                            OPTIMUM GROWTH FUND
                           INTERNATIONAL EQUITY FUND


                                   Prospectus

                              August 1, 1997

                         EXCELSIOR INSTITUTIONAL TRUST
                             CROSS-REFERENCE SHEET
                           (As Required by Rule 495)
                            Value Equity, Balanced,
                 Optimum Growth and International Equity Funds
                                 (Trust Shares)


PART A
ITEM NUMBER                                        Prospectus Headings
-----------                                        -------------------

1.  COVER PAGE                                             Cover Page.

2.  SYNOPSIS                                      Summary of Expenses.

3.  CONDENSED FINANCIAL INFORMATION                    Not Applicable.

4.  GENERAL DESCRIPTION OF REGISTRANT                      Cover Page;
                                                 Investment Objectives
                                                         and Policies.

5.  MANAGEMENT OF THE FUND                    Management of the Trust.

5A. MANAGEMENT'S DISCUSSION
    OF FUND PERFORMANCE                                Not applicable.

6.  CAPITAL STOCK AND OTHER SECURITIES                     Cover Page;
                                                    Pricing of Shares;
                                             How to Purchase, Exchange
                                                    and Redeem Shares;
                                                          Tax Matters;
                                              Management of the Trust;
                                                 Dividends and Capital
                                                  Gains Distributions;
                                                Description of Shares,
                                        Voting Rights and Liabilities.

7.  PURCHASE OF SECURITIES BEING OFFERED              How to Purchase,
                                           Exchange and Redeem Shares;
                                                    Investor Programs.

8.  REDEMPTION OR REPURCHASE                          How to Purchase,
                                           Exchange and Redeem Shares;
                                                    Investor Programs.

9.  PENDING LEGAL PROCEEDINGS                          Not applicable.

Excelsior Institutional Optimum
Growth Fund                                                   LOGO
Excelsior Institutional Value
Equity Fund

Excelsior Institutional
Balanced Fund

Excelsior Institutional
International Equity Fund

Trust Shares
--------------------------------------------------------------------------------
Excelsior Institutional Trust     For initial purchase and existing account
73 Tremont Street                 information,call (800) 909-1989.
Boston, Massachusetts 02108-3913  (From overseas, call (617) 557-1755)
(617) 557-8000                    For current prices and performance
                                  information, call (800) 861-3430.

--------------------------------------------------------------------------------

This Prospectus describes the Trust Shares ("Trust Shares" or "Shares") offered by four separate portfolios of Excelsior Institutional Trust (the "Trust"), an open-end diversified management investment company. The mutual funds, Excelsior Institutional Optimum Growth Fund, Excelsior Institutional Value Equity Fund, Excelsior Institutional Balanced Fund and Excelsior Institutional International Equity Fund (each, a "Fund"; collectively, the "Funds"), are separate series of the Trust. The Trust also issues an additional series of shares ("Institutional Shares") in the Funds which are offered under a separate prospectus.

 This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information containing additional information about the Funds has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address shown above or by calling (800) 909-1989. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

 Each Fund has its own investment objective, as follows:

 The investment objective of EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND (the "Optimum Growth Fund") is to seek superior, risk-adjusted total return.

 The investment objective of EXCELSIOR INSTITUTIONAL VALUE EQUITY FUND (the "Value Equity Fund") is to seek long-term capital appreciation.

 The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the "Bal-anced Fund") is to provide a high total return from a diversified portfolio of equity and fixed income securities.

 The investment objective of EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "International Equity Fund") is to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities.

 United States Trust Company of New York and U.S. Trust Company of Connecticut (collectively, "U.S. Trust") serve as the investment adviser for the Optimum Growth and Value Equity Funds.

 United States Trust Company of The Pacific Northwest ("U.S. Trust Pacific") serves as the investment adviser for the Balanced Fund and International Equity Fund. U.S. Trust Pacific has delegated the daily management of the security holdings of these Funds to the investment managers named below, acting as sub-advisers.

Balanced Fund................................. Becker Capital Management, Inc.
International Equity Fund..................... Harding, Loevner Management, L.P.

 U.S. Trust Pacific, U.S. Trust and the sub-advisers are referred to collec-tively as the "investment managers".

 For more information on the investment advisers and sub-advisers of the Funds, please refer below to the section entitled "Management of the Trust--Investment Managers."

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, UNITED STATES TRUST COM-PANY OF CONNECTICUT, THEIR PARENT AND AFFILIATES, AND THE SHARES ARE NOT FED-ERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVEST-MENT IN A FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRIN-CIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     Prospectus dated August 1, 1997

                         EXCELSIOR INSTITUTIONAL TRUST
                              SUMMARY OF EXPENSES

  The following table provides (i) a summary of estimated expenses relating to purchases and sales of Trust Shares of the Funds and the estimated aggregate annual operating expenses for Trust Shares of the Funds, expressed as a per-centage of average daily net assets of the Funds, and (ii) an example illus-trating the dollar cost of such estimated expenses on a $1,000 investment in Trust Shares of each Fund.

  The table illustrates that investors in the Funds incur no shareholder trans-action expenses imposed by the Trust, although some institutional investors ("Shareholder Organizations") may charge their customers account fees for in-vestment and other cash management services in connection with purchases and redemptions of Shares of the Funds. See "How to Purchase, Exchange and Redeem Shares" below. Customers should contact their Shareholder Organization directly for further information. Investments in Shares of a Fund are subject to the op-erating expenses set forth below. Expenses of the Funds are discussed below un-der "Management of the Trust."

                                 EXPENSE TABLE

                                          OPTIMUM VALUE           INTERNATIONAL
                                          GROWTH  EQUITY BALANCED    EQUITY
                                           FUND    FUND    FUND       FUND
                                          ------- ------ -------- -------------
SHAREHOLDER TRANSACTION EXPENSES
Front-End Sales Load Imposed on
 Purchases...............................  None    None    None       None
Sales Load Imposed on Reinvested
 Dividends...............................  None    None    None       None
Deferred Sales Load......................  None    None    None       None
Redemption Fees(/1/).....................  None    None    None       None
Exchange Fees............................  None    None    None       None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees (after fee waivers)(/2/)...      %       %    -- %          %
12b-1 Fees(/3/)..........................                   --
Other Operating Expenses.................                   --
                                           ----    ----    ----       ----
 Administration Fees ....................                   --
 Administrative Servicing Fees(/2/)......                   --
 Other Expenses..........................                   --
                                           ----    ----    ----       ----
Total Fund Operating Expenses (after fee
 waivers)(/2/)...........................      %       %    -- %          %
                                           ====    ====    ====       ====

Example: Investors would pay the following expenses on a $1,000 investment in Trust Shares, assuming (1) a 5% annual return and (2) redemption of the in-vestment at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Optimum Growth Fund.............................  $       $       $       $
Value Equity Fund...............................  $       $       $       $
Balanced Fund...................................  $       $       $       $
International Equity Fund.......................  $       $       $       $

-------

(1) The Trust's transfer agent imposes a direct $8.00 charge on each wire re-demption by noninstitutional (i.e. individual) investors, which is not re-flected in the expense ratios presented herein. Shareholder Organizations may charge their customers transactions fees in connection with redemp-tions. See "How to Purchase, Exchange and Redeem Shares--Redemption of Shares."

(2) Each investment adviser and administrator has agreed to waive certain fees, which waivers may be terminated at any time. Until further notice, each investment adviser intends to voluntarily waive fees in an amount equal to the administrative servicing fees and to further waive fees and reimburse expenses during the remainder of the current fiscal year as nec-essary to maintain the Funds' total operating expenses at the levels set forth in the table. Institutional investors may enter into an asset man-agement services agreement with U.S. Trust Pacific pursuant to which the investor may agree to pay annual fees calculated as a specified percentage of average net assets. In addition, Shareholder Organizations may charge their customers account fees for investment and other cash management services. See "How to Purchase, Exchange and Redeem Shares" below. Accord-ingly, the Expense Table and the Example do not reflect an amount for any such fees paid directly to U.S. Trust Pacific by an institutional investor or to a Shareholder Organization by its customers.
(3) As a result of the payment of distribution fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD").

  THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FU-TURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table is to assist investors in understanding the various costs and expenses that shareholders of each of the Funds will bear directly or indirectly. The expense table sets forth advi-sory and other expenses payable with respect to Trust Shares of the Funds for the fiscal period ended March 31, 1997, as restated to reflect current fees and expenses. The expense table and example reflect voluntary undertakings (i) by U.S. Trust and U.S. Trust Pacific to waive certain of their fees, and (ii) by U.S. Trust to reimburse the Trust for certain expenses. After giving effect to such waivers and expense reimbursements, the aggregate operating expenses (including amortization of organizational expenses but exclusive of taxes, in-terest, brokerage commissions and extraordinary expenses) of each Fund will be as shown above. Without such fee waivers and expense reimbursements, (a) the advisory fees paid would equal .65% of the average daily net assets of the Value Equity, Optimum Growth and Balanced Funds; and 1.00% of the average daily net assets of the International Equity Fund; (b) "Total Other Operating Expenses" would equal the following percentages of the average daily net as-
sets of the Funds: Value Equity Fund,   %; Optimum Growth Fund,   %; Balanced
Fund,   %; and International Equity Fund,   %; and (c) the aggregate "Total
Operating Expenses" would equal the following percentages of the average daily
net assets of the Funds: Value Equity Fund,   %; Optimum Growth Fund,   %;
Balanced Fund,   %; and International Equity Fund,   %. For more information
with respect to the expenses of each of the Funds, see "Management of the Trust." Fee waivers and expense reimbursements are terminable at any time in the sole discretion of the service providers waiving fees or reimbursing ex-penses.

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a Trust Share outstanding throughout each period and other performance information derived from the un-audited financial statements included in the Trust's Annual Report to Share-holders for the fiscal period ended March 31, 1997 (the "Financial State-ments"). The information contained in the Financial Highlights for each period has been audited by Ernst & Young LLP, the Trust's independent auditors. The following table should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of each Fund is also contained in the Annual Report to Shareholders which may be obtained from the Trust without charge by calling the number on the front cover of this Prospec-tus.

  The Funds offer two separate series of shares--Institutional Shares and Trust Shares. Institutional Shares and Trust Shares represent equal pro rata interests in each Fund, except that Trust Shares bear the expense of distribu-tion fees at the maximum annual rate of .75% of the average daily net asset value of the Fund's outstanding Trust Shares. See "Description of Shares, Vot-ing Rights and Liabilities." There were no Trust Shares outstanding for the Balanced and International Equity Funds during the fiscal period ended March 31, 1997.

                                                            OPTIMUM GROWTH FUND   VALUE EQUITY FUND
                                                            -------------------   -----------------
                                                               TRUST SHARES         TRUST SHARES
                                                            -------------------   -----------------
                                                               PERIOD ENDED         PERIOD ENDED
                                                                 MARCH 31,            MARCH 31,
                                                                 1997(/1/)            1997(/2/)
                                                            -------------------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................     $                    $
                                                                ----------           ----------
INVESTMENT OPERATIONS:
 Net investment income.....................................
 Net realized and unrealized gain (loss)...................
                                                                ----------           ----------
    TOTAL FROM INVESTMENT OPERATIONS.......................
                                                                ----------           ----------
DISTRIBUTIONS:
 From net investment income................................
                                                                ----------           ----------
NET ASSET VALUE, END OF PERIOD.............................     $                    $
                                                                ==========           ==========
TOTAL RETURN...............................................               %(/3/)               %(/3/)
                                                                ==========           ==========
RATIOS AND SUPPLEMENTAL DATA:
Ratios to Average Net Assets
 Expenses(/5/).............................................               %(/4/)               %(/4/)
 Net Investment Income(/5/)................................               %(/4/)               %(/4/)
 Portfolio Turnover(/6/)...................................               %                    %
Net Assets at end of Period (000's omitted)................     $                    $
Average Commission Rate....................................     $                    $
 ------------
 (1)From July 3, 1996 (commencement of operations) to March
  31, 1997.
 (2)From       (commencement of operations) to March 31,
  1997.
 (3)Not annualized.
 (4)Annualized.
 (5) Reflects a voluntary expense waiver and reimbursement of expenses by the investment adviser and administrators. Without these waivers and reimbursements, the ratio of expenses to average net assets and net investment income to average net assets would have been as follows:
    Expenses...............................................         %(/4/)               %(/4/)
    Net Investment Income (Loss)...........................         %(/4/)               %(/4/)
 (6) Portfolio Turnover calculation excludes in-kind transfers of securities (See Notes to Financial
     Statements incorporated by reference into the Statement of Additional Information).

                      INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

 Excelsior Institutional Trust was organized as a business trust under the laws of the State of Delaware, with the Funds established as separate series of the Trust on April 27, 1994. Shares of the Funds are continuously sold to individuals and to institutional investors.

 Unless otherwise stated, each of the investment objectives, policies and strategies discussed herein and in the Statement of Additional Information are deemed "non-fundamental," i.e., the approval of a Fund's shareholders is not required to change its investment objective or any of its investment policies and strategies. Any changes in a Fund's investment objective, policies or strategies could result in such Fund having investment objectives, policies and strategies different from those applicable at the time of a shareholder's investment in such Fund.

INVESTMENT OBJECTIVES

 The investment objective of EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND (the "Optimum Growth Fund") is to seek superior, risk-adjusted total return. The Optimum Growth Fund invests in a diversified portfolio of equity securities whose growth prospects, in the opinion of U.S. Trust, appear to exceed that of the overall market .

 The investment objective of EXCELSIOR INSTITUTIONAL VALUE EQUITY FUND (the "Value Equity Fund") is to seek long-term capital appreciation. The Value Eq-uity Fund seeks to achieve this objective by investing in a diversified port-folio of equity securities whose market value, in the opinion of U.S. Trust, appears to be undervalued relative to the marketplace.

 The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the "Bal-anced Fund") is to provide a high total return from a diversified portfolio of equity and fixed income securities. The Trust seeks to achieve this investment objective by investing in equity and fixed income securities as described more fully below.

 The investment objective of EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "International Equity Fund") is to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securi-ties. The Trust seeks to achieve this investment objective by investing pri-marily in foreign equity securities of issuers that the sub-adviser believes to have strong balance sheets, sustainable internal growth, superior financial results, capable and forthright management and enduring competitive advan-tages.

 The following is a discussion of the various investment policies and strate-gies employed by each Fund. Additional information about the investment poli-cies and strategies of each Fund appears in the Statement of Additional Infor-mation. There can be no assurance that the investment objective of any Fund will be achieved.

U.S. TRUST'S INVESTMENT PHILOSOPHY AND STRATEGIES

 U.S. Trust, the adviser for the Optimum Growth and Value Equity Funds, offers a variety of specialized fiduciary and financial services to high net worth individuals, institutions and corporations. As one of the largest institutions of its type, U.S. Trust prides itself in offering an attentive and high level of service to each of its clients.

VALUE EQUITY AND OPTIMUM GROWTH FUNDS

 Investment Philosophy. In managing investments for the Value Equity Fund, U.S. Trust follows a long-term investment philosophy which generally does not change with the short-term variability of financial markets or fundamental conditions. U.S. Trust's approach begins with the conviction that all worth-while investments are grounded in value. U.S. Trust believes that an investor can identify fundamental values that eventually should be reflected in market prices. U.S. Trust believes that over time a disciplined search for fundamen-tal value will achieve better results than attempting to take advantage of short-term price movements.

 Implementation of this long-term value philosophy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, in managing investments for the Value Equity Fund, U.S. Trust is constantly engaged in assessing, com-paring and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value.

 The Optimum Growth Fund is managed by the Campbell Cowperthwait division of U.S. Trust ("Campbell Cowperthwait"). Campbell Cowperthwait follows a long-term investment philosophy of buying and holding equity securities of compa-nies which they believe to be of high quality and of high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being the low cost, high quality producers of products or services. The investment adviser believes that earnings growth is the primary determinant of stock prices and that efficient financial markets will reward consistently above-average earnings growth with greater than average capital appreciation over the long term.

 Strategies. In order to translate its investment philosophy into more spe-cific guidance for selection of investments, U.S. Trust uses three specific strategies. These strategies, while identified separately, may overlap so that more than one may be applied in an investment decision.

 U.S. Trust's "problem/opportunity strategy" seeks to identify industries and companies with the capabilities to provide solutions to or benefit from com-plex problems such as the changing demographics and aging of the U.S. popula-tion or the need to enhance industrial productivity. U.S. Trust's second strategy is a "transaction value" comparison of a company's real underlying asset value with the market price of its shares and with the sale prices for similar assets changing ownership in public market transactions. U.S. Trust's third strategy involves identifying "early life cycle" companies whose prod-ucts are in their earlier stages of development or that seek to exploit new markets. Frequently such companies are smaller companies, but early life cycle companies may also include larger established companies with new products or new markets for existing products. U.S. Trust believes that over time the value of such companies should be recognized in the market.

 Themes. To complete U.S. Trust's investment philosophy, the three portfolio strategies discussed above are applied in concert with several "longer-term investment themes" to identify investment opportunities. These themes include the aging of America, the restructuring of business and industry, the conver-gence of the communication and entertainment industries, the demand for envi-ronmentally-related products and services, the continued need for businesses to become global competitors, investment in the long-term supply of energy and the continued need to enhance productivity. U.S. Trust believes these longer-term themes represent strong and inexorable trends. U.S. Trust also believes that understanding the instigation, catalysts and effects of these longer-term trends should help to identify companies that are beneficiaries of these trends.

INVESTMENT POLICIES

 OPTIMUM GROWTH FUND seeks superior, risk-adjusted total return by investing in a diversified portfolio of equity securities whose growth prospects, in the opinion of U.S. Trust, appear to exceed that of the overall market.

 U.S. Trust will utilize a two-tiered approach to select appropriate securi-ties. A "core" portfolio will consist primarily (i.e. from 65% to 80% under ordinary market conditions) of mid- to large-capitalization growth stocks. These investments will be complemented with a structured segment of the port-folio developed through the use of quantitative analysis to further diversify
in     -
vestment selections among stocks included within the Russell 1000(R) Growth In-dex. The Russell 1000(R) Growth Index contains stocks from the Russell 1000(R) Index with a greater than average growth orientation. The Russell 1000(R) Index is composed of the 1,000 largest companies in the Russell 3000(R) Index. The Russell 3000(R) Index is composed of 3,000 large U.S. companies by market capi-talization, representing approximately 98% of the U.S. equity market. This "structured" segment of the portfolio is chosen by analyzing the risk charac-teristics (i.e. profit to earnings ratio, return on equity, capitalization, earnings per share, industry sector, etc.) of the "core" portfolio. Based upon these factors, securities are systematically selected which possess financial characteristics which complement those of the core portfolio. These portfolio selections result in a broader diversification of the "core" portfolio hold-ings.

 The Optimum Growth Fund may hold cash or invest without limitation in U.S. Government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by U.S. Trust for temporary defensive purposes. For a description of these se-curities, see "Additional Investment Strategies and Techniques; Risk Factors-- U.S. Government and Agency Securities" and "--Short-Term Instruments" below and the Statement of Additional Information. Normally, not more than 35% of the Fund's total assets may be invested in other securities and instruments includ-ing, e.g., investment-grade debt securities, warrants, options, and futures in-struments as described in more detail below. See "Additional Investment Strate-gies and Techniques; Risk Factors" below.

 The Optimum Growth Fund may invest in the securities of foreign issuers di-rectly or indirectly through sponsored and unsponsored American Depository Re-ceipts. See "Additional Investment Strategies and Techniques; Risk Factors-- Foreign Investments" below for further information on foreign investments.

 Because of the risks associated with common stock investments, the Optimum Growth Fund is intended to be a long-term investment vehicle and is not de-signed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Optimum Growth Fund a com-plete investment program.

 VALUE EQUITY FUND seeks long-term capital appreciation by investing in a di-versified portfolio of equity securities whose market value, in the opinion of U.S. Trust, appears to be undervalued relative to the marketplace. U.S. Trust uses the investment philosophy, strategies and themes discussed above to iden-tify such investment values and to diversify the Fund's investments over a va-riety of industries and types of companies.

 Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. Normally, not more than 35% of the Fund's total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. See "Additional Investment Strategies and Techniques; Risk Factors" below. The Fund may hold cash or invest without limitation in U.S. Government securities, high quality money market instruments and repur-chase agreements collateralized by the foregoing obligations, if deemed appro-priate by U.S. Trust for temporary defensive purposes. For a description of these securities, see "Additional Investment Strategies and Techniques; Risk Factors--U.S. Government and Agency Securities" and "--Short-Term Instruments" below and the Statement of Additional Information.

 In managing the Fund, U.S. Trust seeks to purchase securities having value currently not recognized in the market price of a security, consistent with the strategies discussed above.

 Value Equity Fund holdings will include common stocks of companies having cap-italizations of varying amounts, and the Fund may invest a portion of its as-sets in the securities of high growth, small capitalization issuers when U.S. Trust expects the earnings and the price of such issuers' securities to grow at an above-average rate. The eq-uity securities of small capitalization issuers have historically been charac-terized by greater volatility of returns, greater total returns, and lower div-idend yields than equity securities of large capitalization issuers. As a re-sult, there may be a greater fluctuation in the net asset value of the Fund, and the Fund may be required, in order to meet withdrawals by investors or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

 The Value Equity Fund may invest in the securities of foreign issuers directly or indirectly through sponsored and unsponsored American Depository Receipts. See "Additional Investment Strategies and Techniques; Risk Factors--Foreign In-vestments" below for further information on foreign investments.

 Because of the risks associated with common stock investments, the Value Eq-uity Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Value Equity Fund a complete in-vestment program.

 BALANCED FUND seeks to provide a high total return from a diversified portfo-lio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund seeks to pro-vide a total return that approaches that of the universe of equity securities of large U.S. companies and that exceeds the return typical of a portfolio of fixed income securities. The Fund attempts to achieve this return by investing in equity and fixed income instruments, as described below.

 The Balanced Fund is designed for investors who wish to invest for long-term objectives. The Balanced Fund may be appropriate for investors who seek to at-tain appreciation in the market value of their investments over the long term, but with somewhat less price fluctuation than a portfolio consisting only of equity securities. The Balanced Fund may also be an attractive option for in-vestors who want professional investment managers to decide how their invest-ments should be allocated between equity and fixed income securities. Investors should not consider the Balanced Fund a complete investment program.

 The relative emphasis placed upon each asset class will vary based upon the sub-adviser's assessment of their current attractiveness on a risk-adjusted ba-sis. The precise allocation will depend upon numerous factors, including the Fund investment managers' evaluation of the economy and financial markets as well as government fiscal and monetary policies. Normally, the commitment to stocks will range between 35% and 65% of portfolio assets. Similarly, the bond allocation will usually fall between 35% and 65% of portfolio assets. However, at least 25% of the total assets of the Fund is always invested in fixed income senior securities including debt securities and preferred stock. The sub-ad-viser may allocate the Fund's investments between these asset classes in a man-ner it believes consistent with the Fund's investment objective and current market conditions. Stocks may be over-weighted over the long term relative to bonds given that historically equity securities have provided superior returns. Within a shorter time horizon, however, if stocks and bonds appear equally at-tractive, fixed income securities may be favored given their greater certainty of return and lower volatility.

 The sub-adviser intends to manage the Fund actively in pursuit of its invest-ment objective. While the Fund has a long-term investment perspective, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Fund engages in short-term trading, it may incur increased transaction costs. See "Tax Matters" below.

 Equity Investments. For the equity portion of the Balanced Fund, the sub-ad-viser seeks to achieve a high total return through fundamental analysis, sys-tematic stock valuation and disciplined portfolio construction. The Fund's eq-uity investments will be primarily the common stock of large- and medium-sized U.S. companies with market capitaliza-tions above $1.5 billion, including common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The Fund's equity investments may also include preferred stock, warrants and simi-lar rights. The Fund may also invest in the equity securities of small compa-nies and of foreign issuers. The small company holdings of the Fund are pri-marily companies included in the Russell 2500 Index. The Russell 2500 Index consists of the smallest 2,500 companies from the Russell 3000 Index. The Fund's equity securities may or may not pay dividends and may or may not carry voting rights. For a discussion of the risks of investments in small compa-nies, see "Value Equity Fund" above.

 Fixed Income Investments. For the fixed income portion of the Fund, the sub-adviser seeks to provide a high total return by actively managing the duration of the Fund's fixed income securities, the allocation of securities across market sectors and the selection of securities within sectors. Based on funda-mental, economic and capital markets research, the sub-adviser adjusts the du-ration of the Fund's fixed income investments in light of market conditions. The sub-adviser also actively allocates the Fund's fixed income investments among the broad sectors of the fixed income market.

 Duration is a measure of the weighted average time until receipt of the pay-ments expected to be generated by the fixed income securities held in the Fund, and can be used as a measure of the sensitivity of the Fund's market value to changes in interest rates. For example, and for illustrative purposes only, a hypothetical fund with a duration of 10 years will decrease 10% in value as a result of a 1% increase in interest rates. Under normal market con-ditions, the duration of the fixed income portion of the Fund will range be-tween 80% and 120% of the Lehman Brothers Government/ Corporate Bond Index,
which as of June 30, 1997, was approximately   years. The maturities of the
individual fixed income securities in the Fund may vary widely, however.

 The Fund may purchase debt securities only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's Investors Service, Inc. ("Moody's") or BBB from Standard & Poor's Ratings Group ("S&P") or, if not rated by these rating agencies, are judged by the investment managers to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative charac-teristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund intends to dispose in an orderly manner of any security which is downgraded below investment grade sub-sequent to its purchase. See the Appendix to the Statement of Additional In-formation for a more detailed explanation of these ratings.

 The Fund may invest in a broad range of debt securities of domestic and for-eign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized se-curities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest-bearing debt securities with the same maturity. For more
information on mortgage securities and associated risks, see "Mort     -
gage Pass-Throughs and Collateralized Mortgage Obligations" below.

 The Fund may invest in U.S. Government securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. For a de-scription of these securities, see "Additional Investment Strategies and Tech-niques; Risk Factors--U.S. Government and Agency Securities" below and the Statement of Additional Information.

 The Fund may also invest in municipal obligations which may be general obli-gations of the issuer or payable only from specific revenue sources. However, the Fund will invest only in municipal obligations that have been issued on a taxable basis or have an attractive total return potential excluding tax con-siderations. In addition, the Fund may invest in debt securities of foreign governments and governmental entities denominated, in all cases, in U.S. dol-lars. See "Additional Investment Strategies and Techniques; Risk Factors--For-eign Investments" below for further information on foreign investments.

 Mortgage Pass-Throughs and Collateralized Mortgage Obligations. The Balanced Fund may purchase investment grade mortgage and mortgage-related securities such as pass-throughs and collateralized mortgage obligations that meet the Fund's selection criteria and are investment grade or of comparable quality (collectively, "Mortgage Securities"). Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"). Other mortgage pass-throughs consist of whole loans originated and issued by private limited purpose corporations or conduits. Collateralized mortgage obligation bonds are obligations of special purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass-throughs.

 As a result of its investments in Mortgage Securities, the mortgage-backed securities in the Fund may be subject to a greater degree of market volatility as a result of unanticipated prepayments of principal. During periods of de-clining interest rates, the principal invested in mortgage-backed securities with high interest rates may be repaid earlier than scheduled, and the Fund will be forced to reinvest the unanticipated payments at generally lower in-terest rates. When interest rates fall and principal prepayments are rein-vested at lower interest rates, the income that the Fund derives from mort-gage-backed securities is reduced. In addition, like other fixed income secu-rities, Mortgage Securities generally decline in price when interest rates rise.

 INTERNATIONAL EQUITY FUND seeks long-term capital appreciation through in-vestment in a diversified portfolio of marketable foreign securities. The Fund ordinarily will invest primarily in foreign equity securities of issuers that the sub-adviser believes to have strong balance sheets, sustainable internal growth, superior financial returns, capable and forthright management and en-during competitive advantages.

 When evaluating foreign securities, the sub-adviser will seek to identify su-perior companies with excellent long-term growth prospects and to select from among them those whose shares appear to offer attractive absolute returns. The sub-adviser's investment criteria therefore include both growth and value con-siderations. Growth stocks are those that the sub-adviser believes have the potential for above-average growth in earnings. Value stocks are those that the investment sub-adviser believes are undervalued by the market based on the investment managers' assessment of the companies' current value and future earnings prospects.

 In determining investment strategy and allocating investments, the sub-ad-viser will continuously analyze a broad range of international equity securi-ties. Country and sector portfolio weightings are expected to reflect the re-sults of a "bottom up" stock selection process, rather than the results of any "top down" country or sector allocation proc-ess. The Fund generally will sell securities if the sub-adviser believes that such securities have become substantially overvalued relative to alternative investments or if the sub-adviser believes that there is an unfavorable change in the issuer's long-term business forecast.

 The Fund's investments generally will be diversified among geographic regions and countries. While there are no prescribed limits on geographic distribu-tions, the Fund normally will hold securities of issuers collectively having their principal place of business in no fewer than three foreign countries. The sub-adviser expects that the Fund's assets ordinarily will be invested in securities of issuers located in the Pacific Basin (e.g., Japan, Hong Kong, Singapore, Malaysia), Europe, Australia, Latin America and South Africa. The Fund also may invest, from time to time, in other regions, seeking to capital-ize on investment opportunities emerging in other parts of the world. In pur-chasing foreign equity securities, the Fund will look generally to large and small companies in mature foreign markets as well as well-established compa-nies in emerging markets. Under unusual economic and market conditions, the Fund may restrict the securities markets in which its assets are invested.

 Under normal market and economic conditions, at least 75% of the Fund's as-sets will be invested in foreign equity securities. For cash management pur-poses, the Fund may invest up to 25% of its assets on a continuous basis in cash or short term instruments such as commercial paper, bank obligations, U.S. Government and agency securities maturing within one year, notes and other investment-grade debt securities of various maturities, and repurchase agreements collateralized by these securities. The Fund also may invest with-out limitation in any combination of high quality domestic or foreign money market instruments if deemed appropriate by the sub-adviser for temporary de-fensive purposes in response to unusual market and economic conditions. See "Additional Investment Strategies and Techniques; Risk Factors--Short-Term In-struments" below. To the extent described below under "Additional Investment Strategies and Techniques; Risk Fac- tors," the Fund also may purchase shares of other investment companies and may engage in other investment practices, including repurchase agreements, securities lending, forward currency con-tracts and futures contracts and options.

 Foreign equity securities purchased by the Fund may include common stock, preferred stock, securities convertible into common or preferred stock and warrants issued by companies domiciled outside of the United States ("foreign issuers") and shares of U.S.-registered investment companies that invest pri-marily in foreign securities. The Fund may purchase when-issued securities otherwise eligible for purchase by the Fund and may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American De-pository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities of foreign issuers.

 Convertible debt securities purchased by the Fund will be rated investment grade by Moody's or S&P if such a rating is available. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Fund will be deemed to be comparable in quality to securities rated in-vestment grade by the investment managers under the supervision of the Board of Trustees of the Trust. With respect to securities rated Baa by Moody's or BBB by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have spec-ulative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds.

 The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most Fund transactions will be effected in the pri-mary trading market for the given security. The Fund also may invest up to 5% of its total assets in gold bullion. Investments in gold will not produce dividends or interest income, and the Fund can look only to price appreciation for a return on such investments.

 The relative performance of foreign currencies is an important element in the Fund's performance. Although the sub-adviser does not expect to hedge foreign currency exposure on a routine basis, it may do so when it has a strong view on the prospects for a particular currency. Certain currency hedging tech-niques that may be employed by the sub-adviser are described below in "Addi-tional Investment Strategies and Techniques; Risk Factors--Foreign Currency Exchange Transactions." Although such techniques may reduce the risk of loss to the Fund from adverse movements in foreign exchange rates, they also may limit possible gains from favorable movements in such rates.

 The Fund is designed for investors who desire to achieve international diver-sification of their investments by participating in foreign securities mar-kets. Because international investments generally involve risks in addition to those associated with investments in the United States, the Fund should be considered only as a vehicle for international diversification and not a com-plete investment program. Before investing in the Fund, investors should be familiar with the risks associated with foreign investments. These risks are discussed below under "Additional Investment Strategies and Techniques; Risk Factors."

ADDITIONAL INVESTMENT STRATEGIES AND TECHNIQUES; RISK FACTORS

 The Funds may invest in the investments and utilize the investment strategies and techniques described below.

 U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury se-curities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds gener-ally have initial maturities of greater than ten years. Some obligations is-sued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are sup-ported by the full faith and credit of the U.S. Treasury; other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Securities issued by the Federal Na-tional Mortgage Association are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumental-ity; other securities, such as those issued by the Student Loan Marketing As-sociation, are supported only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. For additional infor-mation on U.S. Government securities, see the Statement of Additional Informa-tion.

 DEBT SECURITIES AND CONVERTIBLE SECURITIES. Each of the Funds may invest in investment grade debt and convertible securities of domestic and foreign is-suers. See "Balanced Fund--Fixed Income Investments" for an explanation of in-vestment grade ratings of debt securities, including convertible securities. The convertible securities in which the Funds may invest include any debt se-curities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain pe-riod of time.


 WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securi-ties on a "when-issued" basis and may purchase or sell securities on a "for-ward commitment" basis in order to hedge against anticipated changes in inter-est rates and prices. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a forward commitment or when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When such transactions are ne-gotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or deliv-ering the securities, as the case may be. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid assets equal to the value of the when-issued or forward commitment securities will be established and maintained. There is a risk that the securities may not be delivered and that the relevant Fund may incur a loss.
 REPURCHASE AGREEMENTS. Each of the Funds may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines es-tablished by the Trustees of the Trust. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest, and this value is maintained during the term of the agreement. If the seller de-faults and the collateral value declines, the Fund might incur a loss. If bank-ruptcy proceedings are commenced with respect to the seller, the Fund's reali-zation upon the disposition of collateral may be delayed or limited. Invest-ments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments; Privately Placed and Other Unregistered Securities" below.

 BORROWING AND REVERSE REPURCHASE AGREEMENTS. Each of the Funds may borrow funds, in an amount up to one-third of the value of its total assets, for tem-porary or emergency purposes, such as meeting larger than anticipated redemp-tion requests, but not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Securities and Exchange Commission (the "SEC") views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

 INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash positions, each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Fund may also purchase shares of in-vestment companies investing primarily in foreign securities, including so-called "country funds" which have portfolios consisting primarily of securities of issuers located in one foreign country. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, such Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the corresponding Fund's shareholders would indirectly bear the expenses of the other investment company, some or all of which would be duplicative. Se-curities of other investment companies may be acquired by the Funds to the ex-tent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), that is, a Fund may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by such Fund. In addition, not more than 5% of the total assets of a Fund may be invested in the securities of any one investment company.

 FOREIGN INVESTMENTS. In accordance with their respective investment objec-tives and policies, the Optimum Growth, Value Equity and Balanced Funds may invest, and the International Equity Fund will invest, in common stocks of foreign corporations, and each Fund may invest in convertible securities of foreign corporations as well as fixed income securities of foreign government and corporate issuers. Other than the International Equity Fund, which will invest under normal market and economic conditions at least 75% of its total assets in foreign securities, none of the Funds expect to invest more than 30% of their respective total assets at the time of purchase in securities of for-eign issuers.

 All investments, domestic or foreign, involve certain risks. Investment in securities of foreign issuers, and in obligations of foreign branches or sub-sidiaries of domestic or foreign banks, may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. Over-all, there may be limited publicly available information with respect to for-eign issuers, and there may be less supervision of foreign stock exchanges and market participants such as brokers and issuers. Moreover, available informa-tion may not be as reliable as information regarding U.S. companies, because foreign issuers often are not subject to uniform accounting, auditing and fi-nancial standards and requirements comparable to those applicable to U.S. com-panies.

 Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. To the extent that such taxes are not offset by cred-its or deductions allowed to investors under the Federal income tax laws, they may reduce the net return to investors. See "Tax Matters" below.

 Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social condi-tions, diplomatic relations, confiscatory taxation, expropriation, national-ization, limitation on the removal of funds or assets, or imposition of (or changes in) exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depre-ciation of Fund securities and could favorably or unfavorably affect a Fund's operations. The economies of individual foreign nations may differ from the U.S. economy in areas such as growth of gross national product, rate of infla-tion, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws re-stricting the amounts and types of foreign investments.

 While the volume of transactions effected on foreign stock exchanges has in-creased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity.

 The costs attributable to investing abroad are usually higher than those of funds investing in domestic securities for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets and ad-ditional costs arising from delays in settlements of transactions involving foreign securities.

 The Funds may invest in securities of foreign issuers directly or in the form of American Depository Receipts ("ADRs"), European Depository Receipts

("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they rep-resent. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of the underlying foreign securities. Certain such in-stitutions issue ADRs which may not be sponsored by the issuer of the under-lying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide un-der its contractual arrangements with the issuer of the underlying foreign se-curities. EDRs are receipts issued by a European financial institution evidenc-ing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

 Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events, many of which may be difficult, if not impossible, to predict.

 FOREIGN CURRENCY EXCHANGE TRANSACTIONS. In accordance with their respective investment objectives and policies, the Optimum Growth, Value Equity and Bal-anced Funds may buy and sell, and the International Equity Fund will buy and sell, securities (and receive interest and dividends proceeds) in currencies other than the U.S. dollar. Therefore, these Funds may enter from time to time into foreign currency exchange transactions. The Funds will either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transac-tions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

 A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency ex-change contract generally has no deposit requirement, and is traded at a net price without commission. The Funds will not enter into forward contracts for speculative purposes. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

 The Funds may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securi-ties transactions. The Funds may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign curren-cy. A Fund will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if its investment manager expects the foreign currency purchased to appreciate against the U.S. dollar.

 Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased relative to the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible be-cause the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projec-tion of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

 FUTURES CONTRACTS AND OPTIONS. Each Fund may purchase put and call options on securities, indices of securities and futures contracts. The Funds may also purchase and sell futures contracts. Futures contracts on securities and secu-rities indices will be used primarily to accommodate cash flows or in antici-pation of taking a market position when, in the opinion of the investment man-agers, available cash balances do not permit economically efficient purchases of securities. Moreover, a Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. The Funds may use futures contracts and options for both hedging and risk management purposes, although not for speculation. See "Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.

 The Funds may (a) purchase exchange-traded and over the counter (OTC) put and call options on securities and indices of securities, (b) purchase and sell futures contracts on securities and indices of securities and (c) purchase put and call options on futures contracts on securities and indices of securities. In addition, the Funds may sell (write) exchange-traded and OTC put and call options on securities and indices of securities and on futures contracts on securities and indices of securities. The staff of the SEC has taken the posi-tion that OTC options are illiquid and, therefore, together with other illiq-uid securities held by a Fund, cannot exceed 15% of such Fund's net assets. The Funds intend to comply with this limitation.

 The Funds may use options and futures contracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's investment managers and consistent with its objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

 The use of options and futures is a highly specialized activity which in-volves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these techniques by a Fund may reduce certain risks associated with owning its portfolio securi-ties, these investments entail certain other risks. If a Fund's investment managers apply a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower such Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limit its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could signifi-cantly increase the Fund's turnover rate. For more information on these in-vestment techniques, see the Statement of Additional Information.

 Each of the Funds may purchase and sell put and call options on securities, indices of securities and futures contracts, or purchase and sell futures contracts, only if such op-tions are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of such Fund's total net assets, and (ii) the aggregate margin deposits required on all such futures and premium on options thereon held at any time do not exceed 5% of such Fund's total assets. The Funds may also be subject to certain limitations pursuant to the regulations of the Commodity Futures Trading Commission. Nei-ther Fund has any current intention of purchasing futures contracts or invest-ing in put and call options on securities, indices of securities, or futures contracts if more than 5% of its net assets would be at risk from such trans-actions.

 ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. Each Fund may acquire investments that are illiquid or have lim-ited liquidity, such as private placements or investments that are not regis-tered under the Securities Act of 1933, as amended (the "1933 Act"), and can-not be offered for public sale in the United States without first being regis-tered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approxi-mately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

 Acquisitions of illiquid investments by the Funds are subject to the follow-ing non-fundamental policies. Each Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net as-sets would be invested in illiquid securities. Each of the Funds may also pur-chase Rule 144A securities sold to institutional investors without registra-tion under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the investment adviser and approved by the Board of Trustees. The Board of Trustees of the Trust will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securi-ties will develop. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the investment manager wishes to do so, or might have to sell them at less than fair value.

 SHORT-TERM INSTRUMENTS. Each Fund may invest in short-term debt securities in accordance with its investment objective and policies as described above. The Funds may also make money market investments pending other investments or set-tlement, or to maintain liquidity to meet shareholder redemptions. In adverse market conditions and for temporary defensive purposes only, each of the Funds may temporarily invest their respective assets without limitation in short-term investments. Short-term investments include: obligations of the U.S. Gov-ernment and its agencies or instrumentalities; commercial paper and other debt securities; variable and floating rate securities; bank obligations; repur-chase agreements collateralized by these securities; and shares of other in-vestment companies that primarily invest in any of the above-referenced secu-rities. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other corporate obligations in which the Funds may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) is-sued by domestic and foreign corporations. The Funds may invest in commercial paper issued by major corporations in reliance on the exemption from registra-tion afforded by Section 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

 Each Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' accept-ances and other short-term obligations issued by do-mestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Gov-ernment. Each Fund will not invest more than 15% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations in which the Funds may invest include uninsured, direct obli-gations which have either fixed, floating or variable interest rates.

 The Funds will limit their short-term investments to those U.S. dollar-denomi-nated instruments which are determined by or on behalf of the Board of Trustees of the Trust to present minimal credit risks and which are of "high quality" as determined by a major rating service (i.e., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of compa-rable quality pursuant to procedures established by the Board of Trustees of the Trust. The Funds may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. In-vestments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

 SECURITIES LENDING. The Funds may seek to increase their income by lending se-curities to banks, brokers or dealers and other recognized institutional in-vestors. Such loans may not exceed 30% of the value of a Fund's total assets. In connection with such loans, each Fund will receive collateral consisting of cash, U.S. Government or other high quality securities, irrevocable letters of credit issued by a bank, or any combination thereof. Such collateral will be maintained at all times in an amount equal to at least 100% of the current mar-ket value of the loaned securities. A Fund can increase its income through the investment of any such collateral consisting of cash. Such Fund continues to be entitled to payments in amounts equal to the interest or dividends payable on the loaned security. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed secu-rity and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." A Fund may make a short sale as a hedge, when it be-lieves that the value of a security owned by it (or a security convertible or exchangeable for such security) may decline, or when a Fund wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of a Fund's total assets would be involved in short sales "against the box."

 CERTAIN OTHER OBLIGATIONS. Consistent with their respective investment objec-tives, policies and restrictions, the Funds may also invest in participation interests, guaranteed investment contracts and zero coupon obligations. See the Statement of Additional Information. In order to allow for investments in new instru-ments that may be created in the future, upon the Trust supplementing this Prospectus, a Fund may invest in obligations other than those listed previously, provided such investments are consistent with the Fund's investment objective, policies and restrictions.

 DERIVATIVE CONTRACTS AND SECURITIES. The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incor-porate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

 Derivatives contracts and securities can be used to reduce or increase the volatility of a Fund's total performance. While the response of certain deriva-tive contracts and securities to market changes may differ from traditional in-vestments such as stocks and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Funds will only use de-rivative contracts for the purposes disclosed in the applicable sections above. To the extent that a Fund invests in securities that could be characterized as derivatives, such as mortgage pass-throughs and collateralized mortgage obliga-tions, it will only do so in a manner consistent with its investment objective, policies and limitations.

 PORTFOLIO TURNOVER RATE. Although the Funds generally seek to invest for the long term, each Fund may sell securities irrespective of how long such securi-ties have been held. Each Fund may sell a portfolio investment immediately af-ter its acquisition if the investment managers believe that such a disposition is consistent with the investment ob-jective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circum-stances bearing on the desirability of continuing to hold such investments.

 The annual portfolio turnover rate for each Fund is not expected to exceed 100%. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ulti-mately by the shareholders of such Fund. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for Federal income tax purposes. See "Tax Matters" below.

                                     * * *

 As diversified investment companies, 75% of the assets of each Fund are repre-sented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for pur-poses of this calculation are subject to the following fundamental limitations:
(a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstand-ing voting securities of any one issuer. In addition, each Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. These are fundamental investment policies of each Fund which may not be changed without investor approval. For purposes of these policies and limitations, each Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

 The Statement of Additional Information includes further discussion of invest-ment strategies and techniques, and a listing of other fundamental investment restrictions and non-fundamental investment policies which govern the investment policies of each Fund. Fundamental investment re-strictions may not be changed, in the case of each Fund, without the approval of that Fund's shareholders. If a percentage restriction (other than a restric-tion as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so uti-lized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of the policy.

 The investment objective of each Fund may be changed without the approval of that Fund's shareholders, but not without written notice thereof to that Fund's shareholders thirty days prior to implementing the change. If there were a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current fi-nancial position and needs. There can, of course, be no assurance that the in-vestment objective of a Fund will be achieved. See "Investment Restrictions" in the Statement of Additional Information for a description of the fundamental investment policies and restrictions of each Fund that cannot be changed with-out approval by the holders of a "majority of the outstanding voting securi-ties" (as defined in the 1940 Act) of that Fund. Except as stated otherwise, all investment objectives, policies, strategies and restrictions described herein and in the Statement of Additional Information are non-fundamental.

                               PRICING OF SHARES

 The net asset value of each Fund is determined and the Shares of each Fund are priced for purchases and redemptions at the close of regular trading hours on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time). Net asset value and pricing for each Fund are determined on each day the NYSE and the Funds are open for business ("Business Day"). Currently, the days on which the Funds are closed (other than weekends) are New Year's Day, Martin Lu-ther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas. A Fund's net as-set value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets allocable to its Shares, less the liabilities allocable to its Shares, by the number of out-standing Shares.

 Assets in the Funds which are traded on a recognized domestic stock exchange or are quoted on a national securities market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on such national securities market. Securities in the Funds which are traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices, and securities in such Funds for which there were no transactions are valued at the average of the most recent bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value, pursuant to guidelines adopted by the Board of Trustees of the Trust. Absent unusual cir-cumstances, debt securities maturing in 60 days or less are valued at amortized cost.

 Securities of the Funds which are primarily traded on foreign securities ex-changes are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined after consideration of such events and other material factors, all under the direction and guidance of the Board of Trustees of the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Absent unusual circumstances, investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees of the Trust. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when investors can neither purchase nor redeem a Fund's Shares. The administrators have undertaken to price the securi-ties held by the Funds, and may use one or more independent pricing services in connection with this service. The methods used by the pricing services and the valuations so established will be reviewed by the Funds' investment managers and the administrators under the general supervision of the Board of Trustees of the Trust.

                  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

 Introduction. Edgewood Services, Inc. (the "Distributor") has established sev-eral procedures for purchasing and redeeming Shares in order to accommodate different types of investors.

 Trust Shares may be purchased by individuals ("Investors") directly from the Distributor or through Shareholder Organizations.

 A Shareholder Organization may elect to hold of record Shares for its custom-ers ("Customers") and to record beneficial ownership of Shares on the account statements provided to its Customers. In that case, it is the Shareholder Orga-nization's responsibility to transmit to the Distributor all purchase and re-demption orders for its Customers and to transmit, on a timely basis, payment for purchase orders to Chase Global Funds Services Company ("CGFSC") and re-demption proceeds to Customers in accordance with the procedures agreed to by the Shareholder Organization, the Distributor and Customers. Confirmations of all such purchases and redemptions by Shareholder Organizations for the benefit of their Customers will be sent by CGFSC to the particular Shareholder Organi-zation. In the alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Share-holder Organi- zation continues to place its Customers' purchase and redemption orders with the Distributor, CGFSC will send confirmations of such transactions and periodic account statements directly to the Customers.

 Customers may agree with a particular Shareholder Organization to make minimum purchases and maintain minimum balances with respect to their accounts. Depend-ing upon the terms of the particular account, Shareholder Organizations may charge a Customer's account fees for automatic investment and other cash man-agement services provided. Customers should contact their Shareholder Organiza-tions directly for further information on purchase and redemption procedures and account fees.

 The Trust enters into shareholder servicing agreements with Shareholder Orga-nizations which agree to provide their Customers various shareholder adminis-trative services with respect to their Shares (hereinafter referred to as "Service Organizations"). Shares in the Funds bear the expense of fees payable to Service Organizations for such services. See "Management of the Trust--Serv-ice Organizations."

PURCHASE OF SHARES

 Shares of each Fund may be purchased without a sales charge on any Business Day at the applicable net asset value per Share next determined after an order is transmitted to the Trust's transfer agent, CGFSC, and accepted by the Dis-tributor. There is no minimum amount for initial or subsequent investments. Purchase orders for Shares received prior to the close of regular trading on the NYSE on any day on which a Fund's net asset value is calculated are priced according to the net asset value determined on that day. Purchase orders re-ceived after the close of regular trading on the NYSE are priced as of the time the net asset value per Share is next determined.

 Shares of each Fund may be purchased only in those states where they may be lawfully sold. The Trust reserves the right to cease offering Shares for sale at any time and the Distributor and the Trust each reserve the right to reject any order for the purchase of Shares.

PURCHASE PROCEDURES

 Investors may purchase Shares in accordance with the procedures described be-low. These procedures only apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC. Customers whose in-dividual accounts are maintained by Shareholder Organizations must contact their Shareholder Organizations directly to purchase Shares. Certificates will not be issued for Shares.

General

 Investors may purchase Shares by completing the New Account Application (the "Application") accompanying this Prospectus and mailing it, together with a check payable to Excelsior Institutional Trust, to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

 Subsequent investments in an existing account in a Fund may be made at any time by sending to the above address a check payable to Excelsior Institu-tional Trust along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC or a Shareholder Organization; or (c) a letter stating the amount of the investment, the name of the Fund, and the account number in which the investment is to be made.

Purchases by Wire

 Investors may purchase Shares by wiring Federal funds to CGFSC. Prior to mak-ing an initial investment by wire, an Investor must telephone CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) for instructions, includ-ing a Wire Control Number. Federal funds and registration instructions should be wired through the Federal Reserve System to:

  The Chase Manhattan Bank
  ABA #021000021
  Excelsior Institutional Trust
  Credit DDA #910-2-733046
  [Account Registration]
  [Account Number]
  [Wire Control Number]

 Purchases of Shares by Federal funds wire will be effected at the applicable net asset value per Share next determined after acceptance of the order pro-vided that the Federal funds wire has been received by the Fund's custodian on that Business Day.

 It is intended that each Fund will be as fully invested at all times as is reasonably practicable in order to enhance the return on its assets. Accord-ingly, in order to make investments immediately, a Fund must have Federal funds available. Purchase orders received and accepted after 4:00 p.m. (East-ern time) will be effected at the applicable net asset value next determined even if a Fund received Federal funds on that day.

 Investors making initial investments by wire must promptly complete the Ap-plication accompanying this Prospectus and forward it to CGFSC. No Application is required for subsequent purchases. Completed Applications should be di-rected to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

 The Application may also be sent via facsimile. Please contact CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) for complete instruc-tions. Redemptions by investors will not be processed until the completed Ap-plication has been received and accepted by CGFSC. Investors making subsequent investments by wire should follow the above instructions.

REDEMPTION OF SHARES

 Investors may redeem all or any portion of the Shares in their account at the applicable net asset value per Share next determined after CGFSC receives and accepts a redemption order in proper form. Proceeds from redemption orders re-ceived and accepted by 4:00 p.m. (Eastern time) will normally be sent the next Business Day; redemption proceeds are sent in any event within seven days.

 Because the investment return and principal value of an investment in each Fund will fluctuate, the value of Shares redeemed may be more or less than the shareholder's cost. Redemptions of Shares are taxable events on which a share-holder may realize a gain or loss.

 Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with the procedures governing their accounts at their Shareholder Organizations. It is the respon-sibility of the Shareholder Organizations to transmit their Customers' redemp-tion orders to CGFSC and to credit such Customer accounts with the redemption proceeds on a timely basis.

 Customers redeeming Shares through certain Shareholder Organizations or certi-fied financial planners may incur transaction charges in connection with such redemptions. Customers should contact their Shareholder Organization for fur-ther information on transaction fees.

REDEMPTION PROCEDURES

General

 Investors may redeem all or part of their Shares in accordance with any of the procedures described below. These procedures only apply to Customers of Share-holder Organizations for whom individual accounts have been established with CGFSC. Customers whose individual accounts are maintained by Shareholder Orga-nizations must contact their Shareholder Organization directly to redeem Shares.

 If any portion of the Shares to be redeemed represents an investment made by check, the Trust and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations; this collection process may take up to 15 days. Investors who anticipate the need for more immediate access to their investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a check is not collected, the purchase will be canceled and CGFSC will charge a fee of $25.00 to the Investor's account.

Redemption by Wire or Telephone

 Investors who maintain an account at CGFSC and have so indicated on their Ap-plication, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFSC, by wire or telephone, to wire the redemption proceeds di-rectly to the Investor's predesignated bank account at any commercial bank in the United States. Investors may have their Shares redeemed by wire by in-structing CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). Only redemptions of $500 or more will be wired to an Investor's account. An $8.00 fee for each wire redemption by an Investor will be deducted by CGFSC from the proceeds of the redemption, and Shareholder Organizations may charge Customers for wiring or crediting such redemption payments to their accounts. Information relating to such redemption services and charges, if any, is avail-able to Customers directly from their Shareholder Organizations.

 In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank account designated to receive redemption pro-ceeds, an Investor must send a written request to the Trust at the address listed below under "Redemption by Mail." Such requests must be signed by the Investor, with signatures guaranteed (see "Redemption by Mail" below for de-tails regarding signature guarantees). Further documentation may be requested.

 CGFSC and the Distributor reserve the right to re-fuse a wire or telephone re-demption. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by the Trust or the Distributor. CGFSC, THE TRUST AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS BELIEVED TO BE GENUINE. ACCORDINGLY, INVEST-ORS WILL BEAR THE RISK OF LOSS. THE TRUST WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE, INCLUDING, WITHOUT LIMITATION, RECORDING TELEPHONE INSTRUCTIONS AND/OR REQUIRING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDENTIFICATION. FAILURE TO EMPLOY REA-SONABLE PROCEDURES MAY MAKE THE TRUST LIABLE FOR ANY LOSSES DUE TO UNAUTHORIZED OR FRAUDULENT TELEPHONE INSTRUCTIONS.

 During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact CGFSC by tel-ephone, the Investor may also deliver the redemption request to CGFSC in writ-ing at the address noted below under "Redemption by Mail."

Redemption by Mail

 Shares may be redeemed by an Investor by submitting a written request for re-demption to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

 A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed for each registered owner or by its authorized officer exactly as the Shares are registered.

 A redemption request for an amount in excess of $5,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be ac-companied by signature guarantees from any eligible guarantor institution ap-proved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eli-gible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guide-lines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 909-1989 (from overseas, please call (617) 557- 1755) or at the address given above. CGFSC may require additional support-ing documents. A redemption request will not be deemed to be properly received in good form until CGFSC receives all required documents in proper form.

 Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 909-1989 (from overseas, please call (617) 557-
1755).

Other Redemption Information

 Except as described in "Investor Programs" below, Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to investor re-demptions the balance in the particular account with respect to the Fund re-mains below $500. If a Customer has agreed with a particular Shareholder Organ-ization to maintain a minimum balance with respect to Shares of a Fund and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his Shares to the ex-tent necessary to maintain the required minimum balance.

                               INVESTOR PROGRAMS

 The investor programs described below are currently offered by the Trust to Investors generally. Customers should contact their Shareholder Organizations for information on the availability of, and the procedures and account charges applicable to, these investor programs.

Exchange Privilege

 Trust Shares of a Fund may be exchanged without payment of any exchange fee or sales charge for Trust Shares of any other investment portfolio offered by the Trust and for non-Trust Shares of any investment portfolio offered by Ex-celsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at their respective net asset values. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold.

 An exchange involves a redemption of all or a portion of the Shares in a Fund and the investment of the redemption proceeds in Trust Shares of another port-folio of the Trust or in non-Trust Shares of a portfolio of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is received. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next deter-mined after acceptance of the exchange request.

 An exchange of shares is treated for Federal and state income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an ex-changing shareholder may, therefore, realize a taxable gain or loss in connec-tion with the exchange. Shareholders exchanging Shares of an investment port-folio for shares of another portfolio should carefully review the prospectus relating to the acquired shares prior to making an exchange.

 In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Trust reserves the right to limit the number of exchange re-quests of Investors to no more than six per year. The exchange option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Shareholder Organizations may charge their Customers fees. Customers should contact their Shareholder Orga-nizations directly for further information.

 Exchanges by Telephone. For Investors who have previously selected the tele-phone exchange option, an exchange order may be placed by calling CGFSC at
(800) 909-1989 (from overseas, please call (617) 557-1755). By establishing the telephone exchange option, the Investor authorizes CGFSC and the Distribu-tor to act upon telephone instructions believed to be genuine. CGFSC AND THE DISTRIBUTOR WILL NOT BE HELD LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON SUCH INSTRUCTIONS. ACCORDINGLY, INVESTORS BEAR THE RISK OF LOSS. THE TRUST WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE, INCLUDING, WITHOUT LIMITATION, RECORD-ING TELEPHONIC INSTRUCTIONS AND/OR REQUIRING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDENTIFICATION. FAILURE TO EMPLOY REASONABLE PROCEDURES MAY MAKE THE TRUST LIABLE FOR ANY LOSSES DUE TO UNAUTHORIZED OR FRAUDULENT TELEPHONE INSTRUCTIONS.

 During periods of substantial economic or market change, telephone exchanges may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the exchange request to CGFSC in writing at the address noted above under "Redemption by Mail."

Retirement Plans

 Shares are available for purchase by Investors in connection with the follow-ing tax-deferred prototype retirement plans offered by United States Trust Company of New York and other Shareholder Organizations:

 IRAs (including "rollovers" from existing retirement plans) for individuals and their eligible non-working spouses;

 Profit-Sharing and Money-Purchase Plans for corporations and self-employed in-dividuals and their partners to benefit themselves and their employees; and

 Keogh Plans for self-employed individuals.

 Investors investing in Shares pursuant to a retirement plan are not subject to the minimum investment and mandatory redemption provisions described above. De-tailed information concerning eligibility, service fees and other matters re-lated to these plans is available from the Trust by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755).

Automatic Investment Program

 The Automatic Investment Program permits Investors to purchase Shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. Provided the Investor's financial institution allows automatic withdrawals, Shares are purchased by transferring funds from a checking, bank money market or NOW account designated by the Investor. At the Investor's option, the ac-count designated will be debited in the specified amount, and Shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days.

 The Automatic Withdrawal Program is one means by which an Investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Shares at predetermined in-tervals. This may help Investors to reduce their average cost per Share because the agreed upon fixed investment amount allows more Shares to be purchased dur-ing periods of lower Share prices and fewer Shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be fol-lowed on a sustained, consistent basis. Individual Investors should be aware, however, that Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. In addi-tion, while Investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his Shares at a price which is lower than their purchase price.

 To establish an Automatic Investment account permitting Investors to use the Dollar Cost Averaging investment method described above, an Investor must com-plete the Supplemental Application contained in the Prospectus and mail it to CGFSC at the address given above. Shareholder Organizations may, at their dis-cretion, establish similar programs with respect to the Shares held by their Customers. Information con- cerning the availability of, and the procedures and fees relating to, Automatic Investment accounts may be obtained by Customers directly from their Shareholder Organizations.

Systematic Withdrawal Plan

 Investors who own Trust Shares of a Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. The Investor may request a declining-balance withdrawal, a fixed-dollar withdrawal, a fixed-share withdrawal, or a fixed-percentage withdrawal (based on the current value of Shares in the ac-count) on a monthly, quarterly, semi-annual or annual basis.

 To initiate the Systematic Withdrawal Plan, an Investor must complete the Sup-plemental Application contained in the Prospectus and mail it to CGFSC. Share-holder Organizations may, at their discretion, establish similar systematic withdrawal plans with respect to the Shares held by their Customers. Informa-tion concerning the availability of, and the procedures and fees relating to, such plans may be obtained by Customers directly from their Shareholder Organi-zations.

                                  TAX MATTERS

 Each year, the Trust intends to qualify each Fund and to elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Provided a Fund meets all income, distribution and diversification requirements of the Code, and distributes all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, no Federal income or excise taxes generally will be required to be paid from that Fund, although foreign-source income of a Fund may be subject to foreign withholding taxes. If a Fund fails to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate Federal income tax upon its taxable income and the Fund's distributions generally would be taxable as ordinary dividend income to shareholders.

 To satisfy various requirements in the Code, each Fund expects to distribute virtually all of its net income each year. Shareholders of a Fund normally will have to pay Federal income taxes and any state or local taxes on the dividends and net capital gain distributions, if any, they receive from a Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for Federal income tax purposes. Distributions of net capital gains are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their Shares. Dividends and distributions, if any, paid to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional Shares of a Fund.

 A portion of the ordinary income dividends of a Fund invested in stock of do-mestic corporations may qualify for the dividends-received deduction for corpo-rations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund Shares. Availability of the deduction for particular share-holders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments.

 Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the fol-lowing year.

 At the end of each calendar year, each shareholder receives information for tax purposes on the dividends and other distributions received during that cal-endar year, including the portion thereof taxable as ordinary income, the por-tion taxable as long-term capital gains, the portion, if any, which constitutes a return of capital (which is generally free of tax, but results in a basis re-duction), and the amount of dividends, if any, which may qualify for the divi-dends-received deduction for corporations.

 In general, any gain or loss realized upon a taxable disposition of Shares of a Fund by a shareholder that holds such Shares as a capital asset will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of Shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those Shares. Any loss realized upon a disposition of Shares may also be disallowed under rules relating to wash sales.

 If more than 50% of the value of the International Equity Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the International Equity Fund may elect to "pass through" to shareholders foreign income taxes paid by that Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign in-come taxes paid by the Fund, shareholders may be eligible for foreign tax cred-its or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for federal income tax purposes.

 The Trust may be required to withhold Federal income tax at the rate of 31% from all taxable distributions and redemption proceeds payable to shareholders who do not provide the Trust with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Rev-
enue Service that they are subject to backup with     -
holding. Such withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

 Under current law, neither the Trust, as a Delaware business trust, nor the Funds are liable for any income or franchise tax in the State of Delaware as long as the Funds continue to qualify as "regulated investment companies" un-der the Code.

 The foregoing discussion is intended for general information only. An in-vestor should consult with its own tax advisor as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state and local tax laws.

                            MANAGEMENT OF THE TRUST

 The Board of Trustees of the Trust provides general supervision over the af-fairs of the Trust. The trustees decide upon matters of general policy and re-view the actions of service providers such as the investment adviser, the ad-ministrators, the Distributor, and others.

INVESTMENT MANAGERS

Value Equity Fund and Optimum Growth Fund

 United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust") serve as the investment adviser to the Value Equity and Optimum Growth Funds. U.S. Trust New York is a state-chart-ered bank and trust company and a member bank of the Federal Reserve System and is one of the twelve members of the New York Clearing House Association. U.S. Trust Connecticut is a Connecticut state-chartered limited purpose trust company. U.S. Trust New York and U.S. Trust Connecticut are wholly-owned sub-sidiaries of U.S. Trust Corporation, a registered bank holding company.

 U.S. Trust provides trust and banking services to individuals, corporations and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 1996, the Asset Management Groups of U.S. Trust New York and U.S. Trust Con-
necticut had approximately $   billion in aggregate assets under management.
U.S. Trust New York has its principal offices at 114 W. 47th Street, New York, New York 10036. U.S. Trust Connecticut has its principal offices at 225 High Ridge Road, East Tower, Stamford, Connecticut 06905.

 With respect to the Value Equity and Optimum Growth Funds, U.S. Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains records relating to such purchases and sales.

 David J. Williams is the person primarily responsible for the day-to-day man-agement of the Value Equity Fund's investment portfolio. Mr. Williams, Senior Vice President, Department Manager and Senior Portfolio Manager of the Per-sonal Equity and Balanced Investment Division of U.S. Trust, has been with U.S. Trust since 1987, and has managed the Optimum Growth Fund since its in-ception.

 All investment decisions for the Optimum Growth Fund are made by a committee of investment professionals within the Campbell Cowperthwait division of U.S. Trust and no persons are primarily responsible for making recommendations to that committee.


 For the services provided and expenses assumed pursuant to its Investment Ad-visory Agreements, U.S. Trust is entitled to be paid a fee, computed daily and paid monthly, at the annual rate of .65% of the average daily net assets of each of the Value Equity and Optimum Growth Funds.

 Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Value Equity and Optimum Growth Funds pursuant to advisory agreements sub
    -
stantially similar to the Investment Advisory Agreements currently in effect for the Funds. For the period ended March 31, 1997, U.S. Trust New York re-
ceived an advisory fee at the effective annual rates of   % and   % of the av-
erage daily net assets of the Value Equity and Optimum Growth Funds, respec-tively. For the same period, U.S. Trust New York waived advisory fees at the
effective annual rates of   % and   % of the average daily net assets of the
Value Equity and Optimum Growth Funds, respectively.

 From time to time, U.S. Trust may voluntarily waive all or a portion of the advisory fees payable to it by a Fund, which waiver may be terminated at any time. See "Management of the Trust--Service Organizations" for additional in-formation on fee waivers.


Balanced and International Equity Funds

 United States Trust Company of The Pacific Northwest ("U.S. Trust Pacific") serves as investment adviser to the Balanced and International Equity Funds. U.S. Trust Pacific, which has its principal offices at 4380 Southwest Macadam Avenue, Suite 450, Portland, Oregon 97201, is an indirect wholly-owned subsid-iary of U.S. Trust Corporation.

 U.S. Trust Pacific has delegated the daily management of the investment port-folios of the Balanced and International Equity Funds to the investment manag-ers named below, acting as sub-advisers (the "Sub-Advisers"):

Balanced Fund...................................... Becker Capital Management,
                                                    Inc. ("Becker")
International Equity Fund..........................
                                                    Harding, Loevner Management,
                                                    L.P. ("Harding Loevner")

 Subject to the general guidance and policies set by the Trustees of the Trust, U.S. Trust Pacific provides general supervision over the investment management functions performed by each of the Sub-Advisers. U.S. Trust Pacific closely monitors the Sub-Advisers' application of these Funds' investment pol-icies and strategies, and regularly evaluates the Sub-Advisers' investment re-sults and trading practices.

 For the services provided and expenses assumed pursuant to its Investment Ad-visory Agreements, U.S. Trust Pacific is entitled to be paid a fee, computed daily and paid monthly, at the following annual rates: .65% of the average daily net assets of the Balanced Fund; and 1.00% of the average daily net as-sets of the International Equity Fund. Although the advisory fee paid by the International Equity Fund is higher than advisory fees currently being paid by most investment companies in general, the advisory fee paid by the Interna-tional Equity Fund is similar to fees currently being paid by other investment companies which also invest primarily in foreign issuers.

 For the period ended March 31, 1997, U.S. Trust Pacific received advisory fees at the effective annual rates of % and % of the average daily net as-sets of the Balanced and International Equity Funds, respectively. For the same period, U.S. Trust Pacific waived advisory fees at the effective annual rates of % and % of the average daily net assets of the Balanced and Inter-national Equity Funds, respectively.

 From time to time, U.S. Trust Pacific may voluntarily waive all or a portion of the advisory fees payable to it by a Fund, which waiver may be terminated at any time. See "Management of the Trust--Service Organizations" for addi-tional information on fee waivers.

 Pursuant to sub-advisory agreements, the Sub-Advisers make the day-to-day in-vestment decisions and portfolio selections for the Balanced, Equity Growth and International Equity Funds, consistent with the general guidelines and policies established by U.S. Trust Pacific and the Board of Trustees of the Trust. For the investment management services they provide to the Funds, the Sub-Advisers are compensated only by U.S. Trust Pacific, and receive no fees directly from the Trust. For their services, the Sub-Advisers are entitled to receive from U.S. Trust Pacific fees at a maximum annual rate equal to the percentages specified below of the Funds' average daily net assets: (a) .425% for the Balanced Fund and (b) .50% for the Inter-national Equity Fund. Each Sub-Adviser has agreed to waive a portion of its sub-advisory fees with respect to its respective Fund, which waivers may be terminated at any time. The Sub-Advisers furnish at their own expense all services, facilities and personnel necessary in connection with managing the Funds' investments and effecting securities transactions for the Funds. For the period ended March 31, 1997, Becker and Harding Loevner received sub-advi-sory fees at the effective annual rates of % and % of the average daily net assets of the Balanced and International Equity Funds, respectively. For the same period, Becker and Harding Loevner waived sub-advisory fees at the effec-tive annual rates of % and % of the average daily net assets of the Balanced and International Equity Funds, respectively.

 Becker, the Sub-Adviser for the Balanced Fund, maintains its principal of-fices at 2185 Pacwest Center, Portland, OR 97204. As of June 30, 1997, Becker had approximately $ billion in assets under management. The person primarily responsible for the day-to-day management of the Balanced Fund is Donald L. Wolcott, C.F.A., Vice President and Portfolio Manager of Becker. Mr. Wolcott joined Becker in 1987 and brings 21 years of experience in investment manage-ment to his position.

 Harding Loevner, the Sub-Adviser for the International Equity Fund, maintains its principal offices at 50 Division Street, Suite 401, Somerville, NJ 08876. As of June 30, 1997, Harding Loevner had approximately $ billion in assets under management. All investment management decisions of Harding Loevner are made by an investment group and not by portfolio managers individually.

ADMINISTRATORS

 CGFSC, Federated Administrative Services and U.S. Trust Connecticut serve as the Fund's administrators (the "Administrators") and provide them with general administrative and operational assistance. The Administrators also serve as administrators of all of the portfolios of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., which are also advised by U.S. Trust and its affili-ates and distributed by the Distributor. For the services provided to all portfolios of the Trust (except the International Equity Fund), Excelsior Funds, Inc. (except the international portfolios of Excelsior Funds, Inc.), and Excelsior Tax-Exempt Funds, Inc., the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggre-gate average daily net assets of the three companies (excluding the interna-tional portfolios of the Trust and Excelsior Funds, Inc.) as follows:

     COMBINED AGGREGATE AVERAGE DAILY NET ASSETS OF EXCELSIOR
                           FUNDS, INC.,
                 EXCELSIOR TAX-EXEMPT  FUNDS, INC.
                AND  EXCELSIOR INSTITUTIONAL TRUST
                   (EXCLUDING THE  INTERNATIONAL
                PORTFOLIOS OF EXCELSIOR FUNDS, INC.
                AND EXCELSIOR INSTITUTIONAL TRUST)                  ANNUAL FEE
     ---------------------------------------------------------      ----------
first $200 million.................................................    .200%
next $200 million..................................................    .175%
over $400 million..................................................    .150%

 Administration fees payable to the Administrators by each portfolio of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. pursuant to the fee schedule above are allocated in proportion to their relative average daily net assets at the time of determination. The Administrators are jointly entitled to an annual fee from the International Equity Fund, computed daily and paid monthly, at the annual rate of .20% of the Fund's average daily net assets. From time to time, the Administrators may voluntarily waive all or a portion of the administration fees payable to them by a Fund, which waivers may be terminated at any time. See "Management of the Trust--Service Organiza-tions" for additional information on fee waivers.

 Prior to May 16, 1997, CGFSC, Federated Administrative Services and U.S. Trust New York served as the Funds' administrators pursuant to an administra-tion agreement substantially similar to the administration agreement currently in effect for the Funds. For the period ended March 31, 1997, CGFSC, Federated
Ad     -
ministrative Services and U.S. Trust New York received an aggregate adminis-
tration fee at the effective annual rates of   %,   %,   % and   % of the av-
erage daily net assets of the Value Equity, Balanced, Optimum Growth and In-ternational Equity Funds, respectively, and waived administration fees at the
effective annual rates of   %,   %,   % and   % of the average daily net as-
sets of such respective Funds.



                                  DISTRIBUTOR

 Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distribu-tor"), Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 15230-0897, acts as principal underwriter for the Shares. Edgewood Services, Inc., a reg-istered broker-dealer and a wholly-owned subsidiary of Federated Investors, is unaffiliated with U.S. Trust or any of its affiliates. The Distributor and its
affiliates act as distributor and serve as administrator to over     bank re-
lated mutual fund complexes.

 Under the Trust's Distribution Agreement and Distribution Plan, adopted pur-suant to Rule 12b-1 under the 1940 Act, the Trust Shares of each Fund may com-pensate the Distributor monthly for its services which are intended to result in the sale of Trust Shares. The compensation may not exceed the annual rate of .75% of the average daily net asset value of each Fund's outstanding Trust Shares. Trust Shares of each Fund currently bear the expense of such distribu-tion fees at the annual rate of .35% of the average daily net asset value of the Fund's outstanding Trust Shares. The Distributor may also use the distri-bution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and pro-spectuses (other than prospectuses used for regulatory purposes or for distri-bution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and (iii) the expense of payments to financial institutions that are not affiliated with the Distribu-tor ("Distribution Organizations") for distribution assistance (including sales incentives). Payments under the Distribution Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead expenses).

SERVICE ORGANIZATIONS

 The Trust will enter into an agreement ("Servicing Agreement") with each Service Organization requiring it to provide administrative support services to its Customers beneficially owning Shares. As a consideration for the admin-istrative services provided to Customers, a Fund will pay the Service Organi-zation an administrative service fee at an annual rate of up to .40% of the average daily net asset value of its Shares held by the Service Organization's Customers. Such services may include assisting in processing purchase, ex-change and redemption requests; transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; and providing pe-riodic statements. Under the terms of the Servicing Agreement, Service Organi-zations will be required to provide to Customers a schedule of any fees that they may charge in connection with a Customer's investment. Until further no-tice, U.S. Trust, U.S. Trust Pacific and Administrators have voluntarily agreed to waive fees payable by a Fund in an amount equal to administrative service fees payable by that Fund.

CUSTODIAN AND TRANSFER AGENT

 The Chase Manhattan Bank ("Chase") serves as custodian of the Funds' assets. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 3 Chase Metrotech Center, 8th Floor, Brooklyn, NY 11245. CGFSC serves as the transfer agent for the Funds, providing transfer agency, dividend disbursement and registrar services. CGFSC is a subsidiary of Chase.

EXPENSES

 The expenses of the Trust include the compensation of its trustees who are not affiliated with the investment managers; governmental fees; interest charges; taxes; fees and expenses of the Administrators, of independent audi-tors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insur-ance premiums; and expenses of calculating the net asset value of, and the net income on, Shares of the Funds.

 Expenses of the Trust also include expenses of preparing, printing and mail-ing prospectuses, reports, notices, proxy statements and reports to sharehold-ers and to governmental offices and commissions; expenses of shareholder and trustee meetings; expenses relating to the issuance, registration and qualifi-cation of Shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to the Trust.

 Bank Regulatory Matters. The Glass-Steagall Act and applicable banking laws and regulations generally prohibit certain financial institutions such as U.S. Trust from engaging in the business of underwriting securities of open-end in-vestment companies such as the Trust. U.S. Trust and U.S. Trust Pacific be-lieve that the investment advisory services performed by U.S. Trust and U.S. Trust Pacific under the Advisory Agreements with the Trust and the activities performed by U.S. Trust Connecticut as one of the administrators for the Funds do not constitute underwriting activities and are consistent with the require-ments of the Glass-Steagall Act. In addition, U.S. Trust and U.S. Trust Pa-cific believe that this combination of individually permissible activities is consistent with the Glass-Steagall Act and other Federal or state legal and regulatory precedent. There is presently no controlling precedent regarding the performance of a combination of investment advisory, administrative and/or shareholder servicing activities by banks. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial in-stitutions may be required to register as dealers pursuant to state securities law. Future changes in either Federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing or investment management activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Funds would suffer any adverse financial consequences as a result of these occurrences.

 Certain Relationships and Activities. U.S. Trust, U.S. Trust Pacific and their affiliates may have deposit, loan and other commercial banking relation-ships with the issuers of securities which may be purchased on behalf of the Funds, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. U.S. Trust and U.S. Trust Pacific have informed the Trust that, in making investment deci-sions, they do not obtain or use material inside information in their posses-sion or in the possession of any of their affiliates. In making investment recommendations, U.S. Trust and U.S. Trust Pacific will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of U.S. Trust or U.S. Trust Pacific, their par-ents or their subsidiaries or affiliates. When dealing with its customers, U.S. Trust, U.S. Trust Pacific, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such custom-ers are held by any Fund managed by U.S. Trust, U.S. Trust Pacific or any such affiliate.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

 Dividends equal to all or substantially all of each Fund's net investment in-come will be declared and paid as follows: For the Optimum Growth, Value Equi-ty, and Balanced Funds, dividends will be declared and paid at least quarter-ly; for the International Equity Fund, dividends will be declared and paid at least once a year.

 Long-term capital gains, if any, for each Fund will be distributed once a year, usually in December, if a Fund's profits during that year from the sale of securities held for longer than the applicable period exceed losses during such year from the sale of securities together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). Net short-term capital gains realized during a Fund's fiscal year will also be distributed during such year. Each Fund's net income for dividend purposes consists of (i) all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets, less (ii) amortization of premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one Fund (e.g., legal, administrative, accounting, and trustees' fees) prorated to each class of each Fund on the basis of its relative net assets. A Fund's net investment income available for distribution to the holders of a particular class of Shares will also be reduced by the amount of other expenses allocable to such class. Dividends and distributions will reduce the net asset value of each of the Funds by the amount of the dividend or distribution.

 Additional distributions will also be made to shareholders to the extent nec-essary to avoid the application of non-deductible Federal excise taxes on cer-tain undistributed income and net capital gains of mutual funds.

 Investors will receive dividends and distributions in additional Shares of the Fund on which the dividend or distribution is paid (or determined on the payable date), unless they have requested in writing (received by CGFSC prior to the payment date) to receive dividends and distributions in cash.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

 The Trust's Trust Instrument permits its Board of Trustees to issue an unlim-ited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of each Fund and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in each Fund. The Trust reserves the right to create and issue any number of series or classes; investments in each se-ries participate equally in the earnings, dividends and assets of the particu-lar series only and no other series. Currently, the Trust has eight series. The series include: Excelsior Institutional Equity Fund, Excelsior Institu-tional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Bond Index Fund, Excelsior Institutional Balanced Fund, Excel-sior Institutional International Equity Fund, Excelsior Institutional Value Equity Fund and Excelsior Institutional Optimum Growth Fund.

 The shares of each Fund are classified into two separate classes of Shares representing Trust Shares and Institutional Shares. Trust Shares have differ-ent expenses than Institutional Shares which may affect performance. Institu-tional Shares of these Funds are offered under a separate prospectus.

 Each share (irrespective of class designation) of a Fund represents an inter-est in that Fund that is proportionate with the interest represented by each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on mat-ters on which they are entitled to vote and will vote in the aggregate and not by class or series, except as otherwise expressly required by law. The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more trustees of the Trust at a shareholders meeting by vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more trustees of the Trust without a meeting
by a declaration in writing by a specified num     -
ber of shareholders. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

 The Trust is a business trust organized under the laws of the State of Dela-ware. Under Delaware law, shareholders of Delaware business trusts are entitled to the same limitation on personal liability extended to shareholders of pri-vate for profit corporations organized under the General Corporation Law of the State of Delaware; the courts of other states may not apply Delaware law, how-ever, and shareholders may, under certain circumstances, be held personally li-able for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or onbehalf of the Trust and each Fund, of ap-propriate insurance (for example, fidelity bond and errors and omissions insur-ance) for the protection of the Trust and each Fund, their shareholders, trust-ees, officers, employees and agents, covering possible tort and other liabili-ties. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, inadequate insurance exists and a Fund itself is unable to meet its obligations.

 Shareholders of all series of the Trust will vote together to elect trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

 As of July   , 1997, U.S. Trust and its affiliates held sole or shared voting or investment power with respect to more than 50% of the Trust's outstanding shares on behalf of their customers.

 For more information regarding the Board of Trustees of the Trust, see "Man-agement of the Trust" in the Statement of Additional Information.

                            PERFORMANCE INFORMATION

 From time to time, in advertisements, reports to shareholders, or other commu-nications to shareholders or prospective investors, the performance of the Trust Shares of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Performance informa-tion includes the Fund's investment results and/or comparisons of its invest-ment results to various unmanaged indices, or results of other mutual funds or investment or savings vehicles. A Fund's investment results as used in such communications are calculated on a "total rate of return" basis in the manner set forth below.

 The Trust provides period and annualized "total rates of return" and non-stan-dardized total return data for Shares of each Fund. The "total rate of return" refers to the change in the value of an investment in Shares of a Fund over a stated period which reflects any change in net asset value per Share and in-cludes the value of any Shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which as-sumes that the period total rate of return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested in Fund Shares.

 The Trust may provide annualized "yield" quotations for Shares of the Balanced Fund. The "yield" of a Fund refers to the income generated by an investment in such Fund over a thirty day or one month period. The dates of any such period are identified in all advertisements or communications containing yield quota-tions. Income is then annualized; that is, the amount of income generated by an investment in Shares of a Fund over a period is assumed to be generated (or re-main constant) over one year and is shown as a percentage of the net asset value on the last day of that year-long period. The Funds may also advertise the "effective yields", which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed reinvestment. See "Performance Information" in the Statement of Additional Information.
These methods of calculating "yield" and "total rate of return" are determined by regulations of the SEC.

 Since the yield and total rate of return quotations for a Fund's Shares are based on historical earnings and since such yield and total rates of return fluctuate over time, such quotations should not be considered as an indication or representation of the future performance of any Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Fund, portfolio maturity, operating expenses and market conditions. Any fees charged by Shareholder Organizations to Customers that have invested in Shares and any fees charged by institutional investors for asset management and related services will not be included in calculations of performance. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc.

                                 MISCELLANEOUS

 Shareholders of record will receive unaudited semi-annual reports and annual reports audited by the Funds' independent auditors.

 The Funds' Statement of Additional Information bears the same date as this Prospectus and contains more detailed information about the Funds, including information related to (i) investment policies and restrictions of the Funds,
(ii) trustees and officers of the Trust, (iii) portfolio transactions and bro-kerage commissions, (iv) rights and liabilities of shareholders of the Trust,
(v) additional performance information, including methods used to calculate yield and total return, (vi) determination of the net asset value of Shares of the Funds and (vii) the audited financial statements of the Funds for the pe-riod ended March 31, 1997.

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application(s)
  and mail (regular or
  overnight) to:

  Excelsior Institutional Trust
  c/o Chase Global Funds
  Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

  Please enclose with the Application(s) your check made payable to the "Ex-celsior Institutional Trust" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase, Exchange and Redeem Shares--Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, there is no minimum amount required for an initial or subsequent investment.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of Shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests of $5,000 or more must be accompanied by signature guarantees. See "How to Purchase, Exchange and Redeem Shares--Redemption Procedures."

SIGNATURES: Please be sure to sign the Application(s).

  If the Shares are registered in the name of:
    - an individual, the individual should sign.
    - joint tenants, both tenants should sign.
    - a custodian for a minor, the custodian should sign.
    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*
  * A corporate resolution or appropriate certificate may be required.

Taxpayer Identification Number:

  Investors and other entities must provide a tax identification or social se-curity number on the application. Investors who do not supply this information or who have been notified by the Internal Revenue Service that they are sub-ject to backup withholding will be subject to a withholding rate of 31% from all taxable distributions paid to the shareholder.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact your Service Organization.

LOGO                        CHASE GLOBAL FUNDS       NEW
                            SERVICES COMPANY         ACCOUNT
                            CLIENT SERVICES          APPLICATION
                            P.O. Box 2798
                            Boston, MA 02208-2798
TRUST SHARES                (800) 909-1989
---------------------------------------------------------------------------

---------------------------------------------------------------------------
ACCOUNT REGISTRATION
---------------------------------------------------------------------------
[_] Individual   [_] Trust   [_] Other
                                        ------------------------

Note: Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and the date of the trust instrument.

------------------------------   ----------------------------------------------
Name(s) (please print)           Social Security # or Taxpayer Identification #
                                 (   )
------------------------------   ----------------------------------------------
Name                             Telephone #

------------------------------
Address

------------------------------   [_] U.S. Citizen [_] Other (specify)----------
City/State/Zip

-------------------------------------------------------------------------------
FUND SELECTION (MAKE CHECKS PAYABLE TO "EXCELSIOR INSTITUTIONAL TRUST.")
-------------------------------------------------------------------------------

     FUND                                           INITIAL INVESTMENT
     [_] Optimum Growth Fund                        $ ___________         8823
     [_] Value Equity Fund                          $ ___________         8822
     [_] Balanced Fund                              $ ___________
     [_] International Equity Fund                  $ ___________

    NOTE: If investing     A. BY MAIL: Enclosed is a check in the
    by wire, you must      amount of $ _____ payable to "Excelsior
    obtain a Bank Wire     Institutional Trust."
    Control Number. To     B. BY WIRE: A bank wire in the amount
    do so, please call     of $  has been sent to the Fund from
    (800) 909-1989 and        ------------------  ---------------
    ask for the Wire             Name of Bank      Wire Control
    Desk.                                             Number
    ((017) 337-1755 from
    Overseas)

    CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional
    Shares unless appropriate boxes below are checked:
    All dividends are to be[_] reinvested[_] paid in cash
    All capital gains are to be[_] reinvested[_] paid in cash

  -----------------------------------------------------------------------------
    ACCOUNT PRIVILEGES
  -----------------------------------------------------------------------------

    TELEPHONE EXCHANGE AND        AUTHORITY TO TRANSMIT
    REDEMPTION                    REDEMPTION PROCEEDS TO PRE-
                                  DESIGNATED ACCOUNT.
                                  I/We hereby authorize CGFSC to
                                  act upon instructions received
    [_] I/We appoint CGFSC as     by telephone to withdraw from
    my/our agent to act upon      my/our account in the
    instructions received by      Excelsior Institutional Trust
    telephone in order to effect  and to wire the amount
    the telephone exchange and    withdrawn to the following
    redemption privileges. I/We   commercial bank account.
    hereby ratify any             Title on Bank Account*_________
    instructions given pursuant   Name of Bank __________________
    to this authorization and     Bank A.B.A. Number  Account
    agree that Excelsior          Number ________________________
    Institutional Trust,          Bank Address __________________
    Excelsior Funds, Inc.,        City/State/Zip ________________
    Excelsior Tax-Exempt Funds,   (attach voided check here)
    Inc., CGFSC and their
    directors, trustees,
    officers and employees will
    not be liable for any loss,
    liability, cost or expense
    for acting upon instructions
    believed to be genuine and
    in accordance with the
    procedures described in the
    then current prospectus. To
    the extent that Excelsior
    Institutional Trust,
    Excelsior Funds, Inc. or
    Excelsior Tax-Exempt Funds,
    Inc. fails to use reasonable
    procedures as a basis for
    their belief, they or their
    service contractors may be
    liable for instructions that
    prove to be fraudulent or
    unauthorized.

                                  A corporation, trust or
                                  partnership must also submit a
                                  "Corporate Resolution" (or
                                  "Certificate of Partnership")
                                  indicating the names and
                                  titles of officers authorized
                                  to act on its behalf.
                                  * TITLE ON BANK AND FUND
                                  ACCOUNT MUST BE IDENTICAL.
    I/We further acknowledge
    that it is my/our
    responsibility to read a
    copy of the Fund's current
    Prospectus.
    [_] I/We do not wish to have
    the ability to exercise
    telephone redemption and
    exchange privileges. I/We
    further understand that all
    exchange and redemption
    requests must be in writing.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

-----------------------------------------------------------------
  AGREEMENT AND SIGNATURES
-----------------------------------------------------------------
  By signing this application, I/we hereby certify under penalty of perjury that the information on this application is complete and correct and that as required by Federal law:

  [_] I/We certify that (1) the number(s) shown on this form is/are the correct taxpayer identification number(s) and (2) I/we are not subject to backup withholding either because I/we have not been notified by the Internal Revenue Service that I/we are subject to backup withholding, or the IRS has notified me/us that I am/we are no longer subject to backup withholding. (NOTE: IF ANY OR ALL OF PART 2 IS NOT TRUE, PLEASE STRIKE OUT THAT PART BEFORE SIGNING.)

  [_] If no taxpayer identification number ("TIN") or SSN has been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN, and I/we understand that if I/we do not provide this number to CGFSC within 60 days of the date of this application, or if I/we fail to furnish my/our correct SSN or TIN, I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide this number on Form W-9. You may request the form by calling CGFSC at the number listed above).

  I/We represent that I am/we are of legal age and capacity to purchase shares indicated of the Excelsior Institutional Trust. I/We have received, read and carefully reviewed a copy of the Trust's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Trust nor the Distributor is a bank and that Fund Shares are not deposits or obligations of, or guaranteed or endorsed by U.S. Trust, its parent and affiliates, and that the Shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency; and that an investment in the Funds involves investment risks, including possible loss of principal amount invested.
  X ___________________________ Date __________________________
  Owner Signature               Date __________________________
  X ___________________________
  Co-Owner Signature

  Sign exactly as name(s) of registered owner(s) appear(s) above
  (including legal title if signing for a corporation, trust custodial account, etc.).

-----------------------------------------------------------------
  FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY
-----------------------------------------------------------------

  We hereby submit this application for the purchase of Shares in accordance with the terms of our selling agreement with Edgewood Services, Inc., and with the Prospectus and Statement of Additional Information of the Trust.
  ----------------------------- -------------------------------
  Investment Dealer's Name      Source of Business Code
  ----------------------------- -------------------------------
  Main Office Address           Branch Number
  ----------------------------- -------------------------------
  Representative's Number       Representative's Name
  ----------------------------- -------------------------------
  Branch Address                Telephone
  ----------------------------- -------------------------------
  Investment Dealer's           Title
  Authorized Signature

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

   [LOGO] EXCELSIOR INSTITUTIONAL FUNDS

                   CHASE GLOBAL FUNDS SERVICE COMPANY     SUPPLEMENTAL
                   CLIENT SERVICES                        APPLICATION
                   P.O. Box 2798 Boston, MA 02208-2798    SPECIAL INVESTMENT AND
                   (800) 909-1989                         WITHDRAWAL OPTIONS

    TRUST SHARES
  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------
    ACCOUNT REGISTRATION PLEASE SUPPLY THE FOLLOWING INFORMATION EXACTLY AS IT APPEARS ON THE FUND'S RECORD.
  -----------------------------------------------------------------------------

    Fund Name __________________  Account Number _________________
    Owner Name _________________ Social Security or Taxpayer ID Street Address _____________ Number _________________________
    Resident                      City, State, Zip Code __________
    of  [_] U.S.  [_] Other ____  [_] Check here if this is a
                                  change of address

  -----------------------------------------------------------------------------
    DISTRIBUTION OPTIONS (DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED
    UNLESS OTHERWISE INDICATED)
  -----------------------------------------------------------------------------

    A. CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional Shares unless appropriate boxes below are checked:
        All dividends are to be         [_] reinvested  [_] paid in cash
        All capital gains are to be     [_] reinvested  [_] paid in cash

  -----------------------------------------------------------------------------
    AUTOMATIC INVESTMENT PLAN [_] YES [_] NO
  -----------------------------------------------------------------------------

    I/We hereby authorize CGFSC to debit my/our personal checking account on the designated dates in order to purchase Shares in the Fund indicated at the top of this application at the applicable net asset value determined on that day.

    [_] Monthly on the 1st day [_] Monthly on the 15th day [_] Monthly on both the 1st and 15th days

    Amount of each debit (minimum $50 per Fund) $ ________________________

    NOTE: A Bank Authorization Form (below) and a voided personal check must accompany the Automatic Investment Plan application.
  -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
  -----------------------------------------------------------------------------
    EXCELSIOR INSTITUTIONAL TRUST
    CLIENT SERVICES                             AUTOMATIC INVESTMENT PLAN
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
    BANK AUTHORIZATION
  -----------------------------------------------------------------------------

    -------------------- ----------------------- --------------------
    Bank Name            Bank Address             Bank Account Number

    I/We authorize you, the above named bank, to debit my/our account for amounts drawn by CGFSC, acting as my agent for the purchase of Fund Shares. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

    ----------------------------  --------------------------------
    Account Holder's Name         Joint Account Holder's Name


    X ________________  _________ X __________________ ___________
        Signature       Date           Signature       Date

--------------------------------------------------------------------------------
  SYSTEMATIC WITHDRAWAL PLAN    [_] YES     [_] NO      NOT AVAILABLE FOR IRA'S
--------------------------------------------------------------------------------

  AVAILABLE TO SHAREHOLDERS WITH ACCOUNT BALANCES OF $10,000 OR
  MORE.

  I/We hereby authorize CGFSC to redeem the necessary number of Shares from my/our Excelsior Institutional Trust Account on the designated dates in order to make the following periodic payments:

  [_] Monthly on the 24th day[_] Quarterly on the 24th day of January, April, July and October[_] Other_____________________

  (This request for participation in the Plan must be received by the 18th day of the month in which you wish withdrawals to begin.)

  Amount of each check ($100 minimum)  $ ______________________

  Please make        Recipient ________________________________
  check payable      Street Address ___________________________
  to: (To be         City, State, Zip Code ____________________
  completed only
  if redemption
  proceeds to be
  paid to other
  than account
  holder of record
  or mailed to
  address other
  than address of
  record)

  NOTE: If recipient of checks is not the registered shareholder, signature(s) below must be guaranteed. A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names and titles of officers authorized to act on its behalf.

-----------------------------------------------------------------
  AGREEMENT AND SIGNATURES
-----------------------------------------------------------------

  The investor(s) certifies and agrees that the certifications, authorizations, directions and restrictions contained herein will continue until CGFSC receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable). Date ______________________
  X                               X
  ------------------------------- -----------------------------
  Signature                       Signature
  ------------------------------- -----------------------------
  Signature Guarantee*            Signature Guarantee*
  (if applicable)                 (if applicable)
  X                               X
  ------------------------------- -----------------------------
  Signature                       Signature
  ------------------------------- -----------------------------
  Signature Guarantee*            Signature Guarantee*
  (if applicable)                 (if applicable)

  *ELIGIBLE GUARANTORS: An Eligible Guarantor institution is a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, provided that such institution is a participant in STAMP, the Securities Transfer Agents Medallion Program.
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY OF EXPENSES........................................................
FINANCIAL HIGHLIGHTS.......................................................
INVESTMENT OBJECTIVES AND POLICIES.........................................
PRICING OF SHARES..........................................................
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES................................
INVESTOR PROGRAMS..........................................................
TAX MATTERS................................................................
MANAGEMENT OF THE TRUST....................................................
DIVIDENDS AND CAPITAL GAINS
 DISTRIBUTIONS.............................................................
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.......................
PERFORMANCE INFORMATION....................................................
MISCELLANEOUS..............................................................
INSTRUCTIONS FOR NEW ACCOUNT
 APPLICATION...............................................................

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDI-TIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OF-FERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REP-RESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR IN-STITUTIONAL TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY EXCELSIOR INSTITUTIONAL TRUST OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

EITP897

                                    [LOGO]
                                  EXCELSIOR
                             INSTITUTIONAL TRUST

                  EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND

                   EXCELSIOR INSTITUTIONAL VALUE EQUITY FUND

                   EXCELSIOR INSTITUTIONAL BALANCED FUND

             EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND


                                   Prospectus

                              August 1, 1997

                                             STATEMENT OF ADDITIONAL INFORMATION


                                                             AUGUST 1, 1997

EXCELSIOR INSTITUTIONAL TRUST
73 TREMONT STREET
BOSTON, MASSACHUSETTS  02108
(617) 557-8000

EXCELSIOR INSTITUTIONAL TRUST


     EXCELSIOR INSTITUTIONAL EQUITY FUND
     EXCELSIOR INSTITUTIONAL INCOME FUND
     EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
     EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND
     EXCELSIOR INSTITUTIONAL BALANCED FUND
     EXCELSIOR INSTITUTIONAL VALUE EQUITY FUND
     EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND


     Excelsior Institutional Trust (the "Trust") is comprised of eight funds. This Statement of Additional Information describes the shares of seven funds - Excelsior Institutional Equity Fund (the "Equity Fund"), Excelsior Institutional Income Fund (the "Income Fund"), Excelsior Institutional Total Return Bond Fund (the "Total Return Bond Fund"), Excelsior Institutional Optimum Growth Fund (the "Optimum Growth Fund"), Excelsior Institutional Balanced Fund (the "Balanced Fund"), Excelsior Institutional Value Equity Fund (the "Value Equity Fund") and Excelsior Institutional International Equity Fund (the "International Equity Fund") (each, a "Fund"; collectively, the "Funds"). This Statement of Additional Information relates to Trust Shares ("Trust Shares") of the Optimum Growth Fund, Value Equity Fund, Balanced Fund and International Equity Fund, and to the other series of shares in all of the Funds that do not bear the expenses of 12b-1 fees (the "Institutional Shares" and collectively with the Trust Shares, the "Shares").

     Table of Contents                                  Page
     -----------------                                  ----

     Excelsior Institutional Trust
     Investment Objectives, Policies and Restrictions
     Performance Information
     Determination of Net Asset Value; Valuation of Securities
     Additional Purchase, Exchange, and Redemption Information
     Management of the Trust
     Independent Auditors
     Counsel
     Taxation
     Description of the Trust; Fund Shares
     Miscellaneous
     Financial Statements

     Appendix                                           A-1




     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectuses as they may be amended from time to time (the "Prospectuses").
This Statement of Additional Information should be read only in conjunction with the Prospectuses, copies of which may be obtained by an investor without charge by contacting the Trust at its address shown above or by calling (800) 909-1989. Terms used but not defined herein, which are defined in the Prospectus, are used herein as defined in the Prospectuses.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                         EXCELSIOR INSTITUTIONAL TRUST

     The Trust is an open-end diversified management investment company which was organized as a business trust under the laws of the State of Delaware on April 27, 1994. The shares of the Trust are continuously sold to institutional investors. Shares of the Trust are divided into eight separate series, seven of which are described herein. Additional series may be added to the Trust from time to time.


     United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust") serve as the investment adviser to the Equity Fund, Income Fund, Total Return Bond Fund, Optimum Growth Fund and Value Equity Fund. U.S. Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities for these Funds.


     United States Trust Company of the Pacific Northwest ("U.S. Trust Pacific") is the investment adviser for the Balanced Fund and International Equity Fund. The daily management of the security holdings of these Funds is performed by the investment managers named below, acting as sub-advisers:

      Balanced Fund...........................Becker Capital Management, Inc.



      International Equity Fund.........Harding, Loevner Management, L.P.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

      The investment objective of each Fund is described in the Prospectus. There can, of course, be no assurance that a Fund will achieve its investment objective.

                              INVESTMENT POLICIES

      The following supplements the discussions of the various investments of and techniques employed by the Funds set forth in the Prospectus.


OTHER INVESTMENT CONSIDERATIONS - EQUITY FUND, OPTIMUM GROWTH FUND AND VALUE EQUITY FUND


      The Equity, Optimum Growth and Value Equity Funds invest primarily in common stocks but may purchase both preferred stocks and securities convertible into common stock at the discretion of U.S. Trust. While current income is secondary to each Fund's objective, the Trust expects that the broad and diversified strategies utilized by U.S. Trust will result in somewhat more current income than would be generated if U.S. Trust utilized a single strategy more narrowly focused on rapid growth of principal and involving exposure to higher levels of risk.

      U.S. Trust's investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership. U.S. Trust employs the following three different but closely interrelated portfolio strategies to focus and organize its search for investment values.

      1.  Problem/Opportunity Companies.  Important investment opportunities
          -----------------------------
often occur where companies develop solutions to large, complex, fundamental problems, such as declining industrial productivity; rising costs and declining sources of energy; the economic imbalances and value erosion caused by years of high inflation and interest rates; the soaring costs and competing priorities of providing health care; and the accelerating interdependence and "shrinking size" of the world.

      Solutions or parts of solutions to large problems may be generated by established companies or comparatively new companies of all sizes through the development of new products, technologies or services, or through new applications of older ones.

      Investment in such companies represents a wide range of investment potential, current income return rates, and exposure to fundamental and market risks. Income generated by the Equity Fund's investments in these companies would be expected to be moderate, characterized by lesser rates than those of a fund whose sole objective is current income, and somewhat higher rates than those of a higher-risk growth fund.

      2.  Transaction Value Companies.  In the opinion of U.S. Trust, the stock
          ---------------------------
market frequently values the aggregate ownership of a company at a substantially lower figure than its component assets would be worth if they were sold off separately over time. Such assets may include intangible assets such as product and market franchises, operating know-how, or distribution systems, as well as such tangible properties as oil reserves, timber, real estate, or production facilities. Investment opportunities in these companies are determined by the magnitude of difference between economic worth and current market price.

      Market undervaluations are often corrected by purchase and sale, restructuring of the company, or market recognition of a company's actual worth. The recognition process may well occur over time, however, incurring a form of time-exposure risk. Success from investing in these companies is often great, but may well be achieved only after a waiting period of inactivity.

      Income derived from investing in undervalued companies is expected to be moderately greater than that derived from investments in either the problem/opportunity or early life cycle companies.

      3.  Early Life Cycle Companies.  Investments in early life cycle companies
          --------------------------
tend to be narrowly focused on an objective of higher rates of capital appreciation. They correspondingly will involve a significantly greater degree of risk and the reduction of current income to a negligible level. Such investments will not be limited to new, small companies engaged only in frontier technology, but will seek opportunities for maximum appreciation through the full spectrum of business operations, products, services, and asset values. Consequently, the Funds' investments in early life cycle companies are primarily in younger, small to medium-sized companies in the early stages of their development. Such companies are usually more flexible in trying new approaches to problem-solving and in making new or different employment of assets. Because of the high risk level involved, the ratio of success among such companies is lower than the average, but for those companies which succeed, the magnitude of investment reward is potentially higher.

INVESTMENTS AND INVESTMENT TECHNIQUES

GOLD BULLION - INTERNATIONAL EQUITY FUND

      The International Equity Fund may purchase gold bars primarily of standard weight (approximately 400 troy ounces) at the best available prices in the New York bullion market. However, the sub-adviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. Gold bullion is valued by the Fund at the mean between the closing bid and asked prices in the New York bullion market as of the close of the New York Stock Exchange each business day. When there is no readily available market quotation for gold bullion, the bullion will be valued by such method as determined by the Trust's Board of Trustees to best reflect its fair value. For purpose of determining net asset value, gold will be valued in U.S. dollars.

BANK OBLIGATIONS

      Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

      Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit ("Cds") and time deposits ("Tds"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

      Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

      In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

      Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COMMERCIAL PAPER

      Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      Each Fund may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

      OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

      PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2) of the 1933 Act, which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction and may be considered illiquid. See "Illiquid Securities" below.

      LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. Unlike "open market" and "privately placed" commercial paper, "letter of credit" paper has no limitations on purchases.

LENDING OF PORTFOLIO SECURITIES


      Each Fund has the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Fund can increase its income by continuing to receive income on the loaned securities as well as by investing the cash collateral in short-term securities subject to payment of a rebate fee to the borrower. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) each securities loan entered into on behalf of the Funds shall either provide for termination within five business days after notice by the Fund, or shall have a term not exceeding 60 days; (iv) the Fund must receive a reasonable return on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Fund would terminate the loan and regain the right to vote the securities.



VARIABLE RATE AND FLOATING RATE SECURITIES

      Each Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if its investment managers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest.
The respective sub-advisers of the Funds will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Funds. Each Fund will not invest more than 15% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are deemed illiquid. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

      Each Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the investment managers of a Fund must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Each Fund will not invest more than 15% of its net assets in participation interests that do not have this demand feature, and in other securities that are deemed illiquid. Currently, no Fund intends to invest more than 5% of its net assets in participation interests during the current year. See "Investment Restrictions" below.

ILLIQUID SECURITIES

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

      The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

      Each Fund's investment managers will monitor the liquidity of Rule 144A securities for that Fund under the supervision of the Trust's Board of Trustees. In reaching liquidity decisions, the investment managers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

      Each Fund may also purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with such Fund's investment objectives and policies. Each Fund will invest no more than 15% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). Currently, no Fund intends to invest any of its assets in unsecured promissory notes during the coming year. See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

      Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

      Each Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or other liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

MUNICIPAL OBLIGATIONS - INCOME FUND AND TOTAL RETURN BOND FUND

      The Income Fund and Total Return Bond Fund may, when deemed appropriate by U.S. Trust in light of the Funds' investment objectives, invest in municipal obligations. Although yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances. Dividends paid by the Income Fund and Total Return Bond Fund that are derived from interest on municipal securities would be taxable to the Funds' investors for federal income tax purposes.

      Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "municipal obligations" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

      The two principal classifications of municipal obligations are "general obligation" and "revenue" issues, but the Funds' securities holdings may include "moral obligation" issues, which are normally issued by special-purpose authorities. There are, of course, variations in the quality of municipal obligations, both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general market conditions, the financial condition of the issuer, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") described in the Prospectus and Appendix A hereto represent the opinion of the respective rating agencies as to the quality of municipal obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and municipal obligations with the same maturity, interest rate, and rating may have different yields while municipal obligations of the same maturity and interest rate with different ratings may have the same yield.

      The payment of principal and interest on most municipal obligations purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and in the Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer". An issuer's obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

      Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

      Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

      Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor U.S. Trust will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

STAND-BY COMMITMENTS - INCOME FUND AND TOTAL RETURN BOND FUND

      The Income Fund and Total Return Bond Fund may acquire "stand-by commitments" with respect to municipal obligations held by them. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying municipal obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

      The Income Fund and Total Return Bond Fund expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

      The Income Fund and Total Return Bond Fund intend to enter into stand-by commitments only with banks and broker/dealers which, in U.S. Trust's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, U.S. Trust will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

FOREIGN SECURITIES

      If permitted pursuant to its investment objective and policies, each Fund may invest its assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ from the economy of the United States.

      It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

      Each Fund may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      Because each Fund, if consistent with its investment objectives and policies, may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, each such Fund from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

      A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Each Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the investment managers' long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the investment managers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      At or before the maturity of a forward foreign currency exchange contract when a Fund has agreed to deliver a foreign currency, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

      While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

      The matching of the increase in value of a forward contract and the decline in the U.S. dollar-equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

      Each Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are deemed illiquid, will not exceed 15% of the Fund's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, each Fund intends to invest 5% or less of its respective net assets in GICs during the current year.

WHEN-ISSUED SECURITIES

      If permitted pursuant to its investment objectives and policies, a Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, such Fund would take delivery of such securities. Prior to committing to the purchase of a security on a when-issued or on a forward delivery basis, the Funds will establish procedures consistent with the relevant policies of the SEC. Those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase commitment be held aside or segregated to be used to pay for the commitment. Therefore, the Funds expect always to have liquid assets sufficient to cover any purchase commitments or to limit any potential risk. Although the Funds do not intend to make such purchases for speculative purposes and intend to adhere to SEC policies, purchases of securities on a when issued or forward delivery basis may involve additional risks than other types of securities purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the when-issued or forward delivery securities, the Fund would be required to meet its obligations from its then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

      When a Fund engages in when-issued or forward delivery transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

ZERO COUPON OBLIGATIONS

      A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

ASSET-BACKED SECURITIES

      If permitted pursuant to its investment objectives and policies, a Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

      The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

      Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivable to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      General.  The successful use of such instruments by a Fund may depend in
      -------
part upon its investment managers' skill and experience with respect to such instruments. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

      Futures Contracts.  If permitted pursuant to its investment objectives and
      -----------------
policies, a Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on fixed income securities issued by entities other than the U.S. Government, including foreign government securities, corporate debt securities, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

      Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a decline in the market value of the Fund's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

      At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

      The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

      Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent a Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

      The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment managers may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although the investment managers believe that use of such contracts will benefit the Funds, if the judgment of the investment managers about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

      Options on Futures Contracts.  If permitted pursuant to its investment
      ----------------------------
objectives and policies, a Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

      The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

      The Board of Trustees of the Trust has adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate amount of initial margin deposits on all (non-hedge) futures contracts of the Fund and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Fund does not exceed 5% of the market value of the net assets of the Fund. In addition, the aggregate market value of the outstanding futures contracts purchased by the Fund may not exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by the Trust's Board of Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

      Options on Foreign Currencies.  If permitted pursuant to its investment
      -----------------------------
objectives and policies, a Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

      A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held by it. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

      Each Fund may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

      Additional Risks of Options on Futures Contracts, Forward Contracts and
      -----------------------------------------------------------------------
Options on Foreign Currencies.  Unlike transactions entered into by a Fund in
-----------------------------
futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

      In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES

      If permitted pursuant to its investment objectives and policies, a Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options"). However, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

      When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

      When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

      A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

      When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

      A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

      A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

      Each Fund has adopted certain other non-fundamental policies concerning option transactions which are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for its qualification as a regulated investment company.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

      Each Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The investment managers will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions, under the general supervision of the Trust's Board of Trustees.

OPTIONS ON SECURITIES INDICES

      In addition to options on securities, and if permitted pursuant to its investment objectives and policies, a Fund may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

      Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if its investment managers believe the option can be closed out.

      Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless its investment managers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

      Price movements in the Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the investment managers may be forced to liquidate portfolio securities to meet a Fund's settlement obligations.

SHORT SALES "AGAINST THE BOX"

      In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

      A Fund will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

      As a non-fundamental operating policy, not more than 40% of a Fund's total assets would be involved in short sales against the box.

CERTAIN OTHER OBLIGATIONS

      In order to allow for investments in new instruments that may be created in the future, upon the Trust supplementing the Funds' Prospectus, a Fund may invest in obligations other than those listed previously, provided such investments are consistent with such Fund's investment objective, policies and restrictions.

RATING SERVICES

      Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the investment managers also make their own evaluations of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but its adviser or sub-adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectus is set forth in the Appendix to this Statement of Additional Information.

      Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

      The following investment restrictions are "fundamental policies" of each Fund and may not be changed with respect to a Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to a Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.



      With respect to each fundamental investment restriction and each non-fundamental investment policy listed below, if a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Fund's total assets or the value of a Fund's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant restriction or policy.


      As a matter of fundamental policy, each Fund may not:


      (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money, enter into reverse repurchase agreements, and purchase when-issued securities, and except that it may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Equity, Income, Total Return Bond, Balanced and International Equity Funds will not purchase securities while borrowings exceed 5% of their respective total assets;

      (2) underwrite securities issued by other persons except insofar as the Trust or a Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

      (3) make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

      (4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for a Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);


      (5) invest 25% or more of its assets in any one industry (excluding U.S. Government securities); or

      (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.


      With respect to the Equity, Income, Total Return Bond, Balanced and International Equity Funds, none of the above-referenced fundamental investment restrictions shall prevent a Fund from investing all of its investable assets in an open-end management investment company with substantially the same investment objective and policies as the Fund.


      Non-Fundamental Restrictions.  Each Fund will not as a matter of operating
      ----------------------------
policy:

     (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (ii) invest for the purpose of exercising control or management;

     (iii) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause
         (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers;
         (b) more that 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or
         (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

     (iv) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     (v) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser or sub-adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

     (vi) invest more than 5% of the Fund's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Fund's net assets, to be included in the overall 5% limit on investments in warrants, may be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange;

     (vii) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund's net assets (taken at market value); provided, however, that the value of the Fund's short sales of securities (excluding U.S. Government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund's net assets or more than 2% of the securities of any class of any issuer;

     (viii) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested; or

     (ix) purchase puts, calls, straddles, spreads or any combination thereof, if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's total assets.




         Policies (i) through (ix) may be changed by the Board of Trustees of the Trust.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Each Fund may engage in short-term trading to achieve its investment objective(s). Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Income Fund's and Total Return Bond Fund's turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies; however, since brokerage commissions are not normally paid on instruments purchased by these Funds, portfolio turnover is not expected to have a material effect on the net asset value of either Fund. Each Fund's portfolio turnover rate may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. Portfolio trading is engaged in for a Fund if its investment managers believe that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.


     A Fund's purchase and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions. Purchases and sales of the Income Fund's and Total Return Bond Fund's portfolio securities will usually be principal transactions without brokerage commissions. Any transactions for which a Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

     Allocations of transactions, including their frequency, to various dealers is determined by the investment managers in their best judgment and in a manner deemed to be in the best interest of the investors in the applicable Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     The Advisory and Sub-Advisory Agreements provide that, in executing portfolio transactions and selecting brokers or dealers, the investment managers will seek to obtain the best net price and the most favorable execution. The investment managers shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.


     In addition, the Advisory and Sub-Advisory Agreements authorize the investment managers, to the extent permitted by law and subject to the review of the Trust's Board of Trustees, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the investment managers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the investment managers to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

     Supplementary research information so received is in addition to and not in lieu of services required to be performed by the investment managers and does not reduce the investment advisory fees (if any) payable by the Funds. Such information may be useful to the investment managers in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the investment managers in carrying out their obligations to the Funds.

     Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by its investment managers or any of their affiliates. If, however, a Fund and other investment companies or accounts managed by the same investment manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the same investment manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the investment managers whose investment portfolios are managed internally, rather than by the investment managers, might seek to purchase or sell the same type of investments at the same time as a Fund. Such an event might also adversely affect that Fund.


     For the fiscal period from June 1, 1996 through March 31, 1997, the following Funds paid the following approximate brokerage commissions: Equity
Fund: $_______; Value Equity Fund: $_______; Optimum Growth Fund: $_______; Balanced Fund: $________; and International Equity Fund: $________. (any others)


     For the fiscal year ended May 31, 1996, the following Funds/1/ paid the following approximate brokerage commissions: Equity Fund: $60,370.29; Balanced
Fund: $62,956.65; and International Equity Fund: $70,768.78.


     The following Funds/1/ paid the following approximate brokerage commissions for their respective fiscal periods from commencement of operations/2/ through May 31, 1995: Equity Fund: $27,636; Balanced Fund: $43,886; and International Equity Fund: $33,014.


/1/
  Each of the Funds paid such brokerage commissions through the corresponding portfolio of the St. James Portfolios (the "Portfolio Series") in which such Fund had invested all of its investable assets prior to December 18, 1995. /2/
  The Funds commenced operations on the following dates: Equity and Income Funds, January 16, 1995; Total Return Bond Fund, January 19, 1995; Balanced Fund, July 11, 1994; and International Equity Fund, January 24, 1995.

     The Trust is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 1997, the following Funds owned the following securities of the Trust's regular brokers or dealers or their parents:


FUND    SECURITY  VALUE
------  --------  -----











                            PERFORMANCE INFORMATION

                        STANDARD PERFORMANCE INFORMATION

     From time to time, quotations of the Funds' performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:


     YIELD. The Income and Total Return Bond Funds may quote the standardized effective 30-day (or one month) yield for their respective Institutional shares, calculated in accordance with the method prescribed by the SEC for mutual funds. Such yield will be calculated for each Fund's Institutional shares according to the following formula:

     Yield = 2 (ab/cd + 1)(to the power of 6)

Where:    a = dividends and interest earned during the period.

          b = expenses accrued for the period (net of reimbursements).

          c = average daily number of shares outstanding that were entitled to receive dividends.

          d = maximum offering price per share on the last day of the period.

     For the purpose of determining interest earned during the period (variable "a" in the formula), each Fund computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. Each Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

     Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and that Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula).


     The Balanced Fund may quote standardized effective 30-day (or one month) yield for its Institutional Shares and Trust Shares with respect to the fixed income portion of its portfolio, calculated in the same manner as specified above.


     For the 30-day period ended March 31, 1997, the standardized effective yield for Institutional Shares of the Income and Total Return Bond Funds was as follows: Income Fund, _____%; and Total Return Bond Fund, ____%. For the same 30-day period, the standardized effective yield for Institutional Shares of the Balanced Fund (with respect to its fixed income component) was _____%.


     TOTAL RETURN. The "average annual total return" for Institutional Shares and Trust Shares of a Fund may be quoted, and such return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

     T = [(ERV/P)(to the power of 1/n) - 1]

Where:    T =     average annual total return.

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or a fractional portion thereof).

          P =     hypothetical initial payment of $1,000.

          n =     period covered by the computation, expressed in years.

     The calculation is made assuming that (1) all dividends and capital gains distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV", in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

     Based on the foregoing calculations, the average annual total returns of Institutional Shares for each of the Funds and for Trust Shares of the Optimum Growth and Value Equity Funds for periods ended March 31, 1997 were as follows:



                             For the Fiscal Period   Since Commencement of
Funds                            Ended 3/31/97          Operations/(*)/
-----                            -------------          --------------

Equity Fund                            %                       %

Income Fund                            %                       %

Total Return Bond Fund                 %                       %

Optimum Growth Fund                    %                       %

Institutional Shares                   %                       %

Trust Shares                           %                       %
Balanced Fund                          %                       %


Value Equity Fund                      %                       %

Institutional Shares                   %                       %

Trust Shares                           %                       %
International Equity Fund              %                       %


----------------

(*) The Funds commenced operations on the following dates: Equity and Income Funds, January 16, 1995; Total Return Bond Fund, January 19, 1995; Institutional Shares of the Optimum Growth Fund, June 1, 1996; Trust Shares of the Optimum Growth Fund, July 3, 1996. Institutional Shares of the Balanced Fund, July 11, 1994; Institutional Shares of the Value Equity Fund, June 1, 1996; Trust Shares of the Value Equity Fund, July 3, 1996; and Institutional Shares of the International Equity Fund, January 24, 1995. During the fiscal period ended March 31, 1997, no Trust Shares of the Balanced and International Equity Funds were outstanding.


     PERFORMANCE RESULTS. Any yield or total return quotation provided for Institutional Shares and Trust Shares of a Fund should not be considered as representative of the performance of that Fund in the future since the net asset value of shares of that Fund will vary based not only on the type, quality and maturities of the securities held by it, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total return should be considered when comparing the yield and total return of Institutional Shares and Trust Shares of a Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

     DISTRIBUTION RATE. Each Fund may also quote its distribution rate. Distribution rate is calculated by annualizing the per share distribution for the most recent calendar month and dividing such annualized distribution by the net asset value per share on the last day of such month. The distribution rate of a Fund will not be used in advertising unless accompanied by standard performance measures.

                         COMPARISON OF FUND PERFORMANCE


     Comparisons of non-standardized performance measures of various investments are valid only if performance is calculated in the same manner for each measure in the comparison. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing the performance of Institutional Shares and Trust Shares of a Fund with performance quoted with respect to other investment companies or types of investments.



     In connection with communicating its performance to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Some Funds may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning such Fund. Sources for a Fund's performance information may include, but are not limited to, the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S.
-------------------------
mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that
--------
periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the
-------------
performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory
--------------------------------------
publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money
---------------
Watch" section featuring financial news.

Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization,
----------------------------
Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average" and "Donoghue's Government Money Fund Average."

Financial Times, Europe's business newspaper, which features from time to time
---------------
articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market
---------------
Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the
------
performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance
-------
of a variety of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic and
----------------
business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly
-------------------------------------------------------------------
publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds
-----
and the mutual fund industry as a whole.

New York Times, a nationally distributed newspaper which regularly covers
--------------
financial news.

Personal Investing News, a monthly news publication that often reports on
-----------------------
investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a
-----------------
"Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing
-------
business, often featuring mutual fund performance data.

U.S. News and World Report, a national business weekly that periodically reports
--------------------------
mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly
-------------------
covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information
------------------------------------------
about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop"
-------------
section reporting on the mutual fund/financial industry.

World Investor, a European publication that periodically reviews the performance
--------------
of U.S. mutual funds investing internationally.

           DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES


     The Trust determines the net asset value of the Institutional Shares and Trust Shares of each Fund each day both the New York Stock Exchange (the "NYSE") is open for business and the Funds are open for business (a "Business Day"). As a result, each Fund will normally determine its net asset value every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus

Day, Thanksgiving Day and Christmas. Daily determinations of net asset value for each Fund are made at 4:00 p.m. (Eastern time) and are calculated separately for each class of shares by dividing the total assets of a Fund that are allocated to a particular class of Shares less all of its liabilities charged to that class, by the total number of Shares of the class that are outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See "How To Purchase, Exchange and Redeem Shares" in the Prospectus.

     Portfolio securities are valued on the basis of market quotations when they are readily available. Each Fund values mortgage-backed and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Trustees of the Trust, on the basis of valuations provided either by dealers or a pricing service. Absent unusual circumstances, debt securities having a remaining maturity of sixty days or less when purchased, and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Interest rate futures contracts held by a Fund are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Board of Trustees of the Trust.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Trust's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.


           ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION


     Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"). As described in the Prospectus, Trust Shares and Institutional Shares are offered to individual investors and institutions, respectively. Both Institutional Shares and Trust Shares may be purchased directly from the Distributor or through Shareholder Organizations. Different types of Customer accounts at certain Shareholder Organizations may be used to purchase Trust Shares and Institutional Shares, including eligible agency and trust accounts. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

     As stated in the Prospectus, no sales charge is imposed by the Trust on the purchase of Shares or reinvestment of dividends or distributions. Additionally, the Trust does not currently charge any fees for the exchange of Shares pursuant to the exchange program described in the Prospectuses.

     Shareholders should be aware, however, that certain Shareholder Organizations may charge a Customer's account fees for exchange orders and other cash management services provided. Customers should contact their Shareholder Organization directly for further information.


     Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the "Distribution Plan") which permits the Trust Shares of the Value Equity, Optimum Growth, Balanced and International Equity Funds to bear certain expenses in connection with the distribution of those Shares. As required by Rule 12b-1, the Funds' Distribution Plan and related distribution agreement have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plan or any agreement relating to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan and related agreement. Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Funds' case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.


     Any change in the Distribution Plan that would materially increase the distribution expenses of Trust Shares requires approval by holders of those Shares, but otherwise, the Distribution Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Distribution Plan or any related agreement. The Distribution Plan and related agreement may be terminated as to a particular Fund by a vote of a majority of the Trust's disinterested trustees or by vote of the holders of a majority of the Trust Shares of the Fund.


     Under the Trust's Distribution Agreement and Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust Shares of Value Equity, Optimum Growth, Balanced and the International Equity Funds may compensate the Distributor monthly for its services which are intended to result in the sale of Trust Shares. The compensation may not exceed the annual rate of .75% of the average daily net asset value of each Fund's outstanding Trust Shares. Trust Shares of each Fund currently bear the expenses of such distribution fees at the annual rate of .35% of the average daily net asset value of the Fund's outstanding Trust Shares. The Distributor may also use the distribution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospectuses used for regulatory purposes or for distribution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and (iii) the expense of payments to financial institutions that are not affiliated with the Distributor ("Distribution Organizations") for distribution assistance (including sales incentives). Payments under the Distribution Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead expenses).


     The Distribution Plan will continue in effect for successive one year periods, provided that such continuance is specifically approved by the vote of a majority of the trustees who are not parties to the Distribution Plan or interested persons of any such party and who have no direct or indirect financial interest in the Distribution Plan or any related agreement and the vote of a majority of the entire Board of Trustees.

     Any material amendment to the Trust's arrangements with Distribution Organizations must be approved by a majority of the Trust's Board of Trustees (including a majority of the disinterested trustees). So long as the Distribution Plan is in effect, the selection and nomination of the members of the Trust's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such non-interested trustees.


     The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

     In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

                            OTHER INVESTOR PROGRAMS

     As described in the Prospectus, Trust Shares and Institutional Shares of the Funds may be purchased in connection with certain Retirement Programs. Customers of Shareholder Organizations should contact their Shareholder Organization directly to determine their participation in certain services and programs.

                            MANAGEMENT OF THE TRUST

                       TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers
---------------------

          The trustees and officers of the Companies, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                             Position                    Principal Occupation
                                             with the                   During Past 5 Years and
Name and Address                              Trust                       Other Affiliations
-----------------------------------  ------------------------  -----------------------------------------

Frederick S. Wonham/*/               Chairman of the Board,    Retired; Director of Excelsior Funds,
238 June Road                        President and Treasurer   Inc. and Excelsior Tax-Exempt Funds,
Stamford, CT  06903                                            Inc. (since 1995); Trustee of Excelsior
Age: 66                                                        Funds (since 1995); Vice Chairman of
                                                               U.S. Trust Corporation and U.S. Trust
                                                               Company of New York (until 1995);
                                                               Chairman, U.S. Trust of Connecticut.





Alfred C. Tannachion*                Trustee                   Retired; Director of Excelsior Funds,
6549 Pine Meadows Drive                                        Inc. and Excelsior Tax-Exempt Funds,
Spring Hill, FL  34606                                         Inc. (since 1985); Chairman of the
Age 70                                                         Board, President and Treasurer of UST
                                                               Master Variable Series, Inc. (since
                                                               1994)





Donald L. Campbell                   Trustee                   Retired; Director of Excelsior Funds,
333 East 69th Street                                           Inc. and Excelsior Tax-Exempt Funds,
Apt. 10-H                                                      Inc. (Since 1984); Director of UST
New York, NY 10021                                             Master Variable Series, Inc. (since
Age: 70                                                        1994); Director, Royal Life Insurance
                                                               Co. of NY (since 1991).




Rodman L. Drake                      Trustee                   Trustee, Excelsior Funds (since 1994);
c/o KMR Power Corp.                                            Director of Excelsior Funds, Inc. and
30 Rockefeller Plaza                                           Excelsior Tax-Exempt Funds, Inc.
Suite 5425                                                     (since December 1996); Director,
New York, NY  10112                                            Parsons Brinkerhoff, Inc. (engineering
Age: 53                                                        firm) (since 1995); President, Mandrake
                                                               Group (investment and consulting firm)
                                                               (since 1994); Director, Hyperion Total
                                                               Return Fund, Inc. and four other funds
                                                               for which Hyperion Capital
*This trustee is considered to be                              Management, Inc. serves as investment
 an interested person"                                         adviser (since 1991); Co-Chairman,
 of the Trust as defined in the                                KMR Power Corporation (power plants)
  1940 Act                                                     (since 1993); Director, The Latin
                                                               American Growth Fund (since 1993);
                                                               Member of Advisory Board, Argentina
                                                               Private Equity Fund L.P. (from 1992 to
                                                               1996) and Garantia L.P (Brazil) (from
                                                               1993 to 1996); and Director, Mueller
                                                               Industries, Inc (from 1992 to 1994).

* This trustee is considered to be an "interested person" of the Trust as defined in the 1940 Act.

                                             Position                    Principal Occupation
                                             with the                   During Past 5 Years and
Name and Address                              Trust                       Other Affiliations
-----------------------------------  ------------------------  -----------------------------------------
Joseph H. Dugan                      Trustee                   Retired; Director of Excelsior Funds,
913 Franklin Lakes Road                                        Inc. and Excelsior Tax-Exempt Funds,
Franklin Lakes, NJ  07417                                      Inc. (since 1984); Director of UST
Age: 71                                                        Master Variable Series, Inc. (since
                                                               1994).




Wolfe J. Frankl
2320 Cumberland Road                 Trustee                   Retired; Director of Excelsior Funds,
Charlottesville, VA 22901                                      Inc. and Excelsior   Tax-Exempt Funds,
Age: 75                                                        Inc. (since 1986); Director of UST
                                                               Master Variable Series, Inc. (since
                                                               1994); Director, Deutsche Bank
                                                               Financial, Inc. (since 1989); Director,
                                                               The Harbus Corporation (since 1951);
                                                               Trustee, HSBC Funds Trust and HSBC
                                                               Mutual Funds Trust (since 1988).



W. Wallace McDowell                  Trustee                   Trustee, Excelsior Funds (Since  1994);
c/o Prospect Capital                                           Director of Excelsior Funds, Inc. and
   Corp.                                                       Excelsior Tax-Exempt Funds, Inc.
43 Arch Street                                                 (since December 1996); Private Investor
Greenwich, CT  06830                                           (since 1994); Managing Director,
Age: 60                                                        Morgan Lewis Githens & Ahn (from
                                                               1991 to 1994) and Director, U.S.
                                                               Homecare Corporation (since 1992),
                                                               Grossmans, Inc. (from 1993 to 1996),
                                                               Children's Discovery Centers (since
                                                               1984), ITI Technologies, Inc. (since
                                                               1992) and Jack Morton Productions
                                                               (since 1987).






Jonathan Piel                        Trustee                   Trustee, Excelsior Funds (since 1994);
558 E. 87th Street                                             Director of Excelsior Funds, Inc. and
New York, NY  10128                                            Excelsior Tax-Exempt Funds, Inc.
Age:  58                                                       (since December 1996); Vice President
                                                               and Editor, Scientific American, Inc.
                                                               (from 1986 to 1994); Director, Group
                                                               for The South Fork, Bridgehampton,
                                                               New York (since 1993); and Member,
                                                               Advisory Committee, Knight Journalism
                                                               Fellowships, Massachusetts Institute of
                                                               Technology (since 1984).

                                             Position                    Principal Occupation
                                             with the                   During Past 5 Years and
Name and Address                              Trust                       Other Affiliations
-----------------------------------  ------------------------  -----------------------------------------

Robert A. Robinson
Church Pension Fund                  Trustee                   Director of Excelsior Funds, Inc. and
800 Second Avenue                                              Excelsior Tax-Exempt Funds,  Inc.
New York, NY  10017                                            (since 1987); Director of UST Master
Age: 70                                                        Variable Series, Inc. (since 1994);
                                                               President Emeritus, The Church Pension
                                                               Fund and its affiliated companies (since
                                                               1966); Trustee, H.B. and F.H. Bugher
                                                               Foundation and Director of its wholly
                                                               owned subsidiaries -- Rosiclear Lead
                                                               and Flourspar Mining Co. and The
                                                               Pigmy Corporation (since 1984);
                                                               Director, Morehouse Publishing Co.
                                                               (since 1974); Trustee, HSBC Funds
                                                               Trust and HSBC Mutual Funds Trust
                                                               (since 1982); Director, Infinity Funds,
                                                               Inc. (since 1995).




W. Bruce McConnel, III               Secretary                 Partner of the law firm of Drinker
Philadelphia National                                          Biddle & Reath LLP.
 Bank Building
1345 Chestnut Street
Philadelphia, PA 19107
Age: 54


Sherry Aramini                       Assistant                 Second Vice President, Blue Sky
Chase Global Funds                   Secretary                 Compliance Manager, Chase Global
 Services Company                                              Funds Services Company (since May
73 Tremont Street                                              1996); Technical Resources Manager,
Boston, MA  02108-3913                                         Chase Global Funds Services Company
Age: 32                                                        (from 1995 to 1996); Financial
                                                               Reporting Supervisor, Chase Global
                                                               Funds Services Company (from 1993 to
                                                               1995); Audit Supervisor, Coopers &
                                                               Lybrand L.L.P., (from 1990 to 1993).






John M. Corcoran                     Assistant                 Vice President, Director of
Chase Global Funds                   Treasurer                 Administration Client Group, Chase
  Services Company                                             Global Funds Services Company (since
73 Tremont Street                                              July 1996); Second Vice President,
Boston, MA  02108-3913                                         Manager of Administration, Chase
Age: 31                                                        Global Funds Services Company (from
                                                               October 1993 to July 1996); Audit
                                                               Manager, Ernst & Young LLP (from
                                                               1987 to 1993).

  Each Trustee is paid an annual fee as follows for serving as Trustee of the Trust, and is reimbursed for expenses incurred in connection with service as a Trustee. The compensation paid to the Trustees for the fiscal period ended March 31, 1997 is set forth below. The Trustees may hold various other directorships unrelated to these Funds.




                                                                             TOTAL
                                            PENSION OR                   COMPENSATION
                                            RETIREMENT                     FROM THE
                                             BENEFITS      ESTIMATED       TRUST AND
                              AGGREGATE      ACCRUED AS     ANNUAL           FUND
                            COMPENSATION     PART OF       BENEFITS UPON   COMPLEX* PAID
                           FROM THE TRUST     TRUST       RETIREMENT      TO TRUSTEES
                                             EXPENSES
                            -------------------------------------------------------------


Frederick S. Wonham***     $                None         None                    (4)**$
Rodman L. Drake****        $                None         None                    (4)**$
W. Wallace McDowell****    $                None         None                    (4)**$
Jonathan Piel****          $                None         None                    (4)**$
Alfred Tannachion***       $                None         None                    (4)**$
Donald L. Campbell***      $                None         None                    (4)**$
Joseph C. Dugan***         $                None         None                    (4)**$
Wolfe J. Frankl***         $                None         None                    (4)**$
Robert A. Robinson***      $                None         None                    (4)**$

-----------------------------


   * The "Fund Complex" consists of the Trust, Excelsior Funds, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and UST Master Variable Series, Inc. The Trust has no pension plan.

  ** Number of investment companies in the Fund Complex for which trustee serves as director or trustee.


  *** Messrs. Campbell, Dugan, Frankl, Robinson, Tannachion and Wonham were elected to the Board of Trustees of the Trust on December 15, 1995. Mr. Tannachion served as the Trust's Chairman, President and Treasurer until February 13, 1997, at which time Mr. Wonham began serving as the Trust's Chairman, President and Treasurer.


  **** Messrs. Drake, McDowell and Piel were elected to the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. on December 9, 1996.





                                   * * * * *

  The Trust Instrument of the Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


  As of ________, 1997, the officers and Trustees of the Trust as a group owned less than 1% of the shares of each Fund. Shareholders owning 25% or more of the outstanding shares of a Fund may have the ability to take actions without the approval of any other investor in that Fund.

                          INVESTMENT ADVISORY SERVICES


  United States Trust Company of the Pacific Northwest ("U.S. Trust Pacific") is responsible for the management of the assets of the Balanced and International Equity Funds pursuant to an investment advisory agreement with the Trust on behalf of such Funds, subject to the general supervision and guidance of the
Board of Trustees of the Trust.   United States Trust Company of New York ("U.S.
Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust") are responsible for the management of the assets of the Equity, Income, Total Return Bond Optimum Growth and Value Equity Funds pursuant to an investment advisory agreement with the Trust on behalf of such Funds, subject to the general supervision and guidance of the Board of Trustees of the Trust. The investment advisory agreements described above are referred to herein as "Advisory Agreements," each an "Advisory Agreement."


  Each Advisory Agreement will continue in effect with respect to each Fund as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a majority vote of the shareholders in the applicable Fund and, in either case, by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. Each investment adviser and administrator has agreed to waive certain fees. Shareholder Organizations may charge their customers account fees for investment and other cash management services.


  Each Advisory Agreement provides that the investment adviser may render services to others, and each Advisory Agreement is terminable by the Trust without penalty on not more than 60 days' nor less than 30 days' written notice when authorized either by majority vote of the Fund or by a vote of a majority of the Board of Trustees of the Trust, or by the respective investment adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the investment adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment, or for any act or omission in the execution of security transactions for a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

  The Prospectus contains a description of the fees payable to the investment advisers under the Advisory Agreements.


  Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Equity, Income, Total Return Bond, Value Equity and Optimum Growth Funds pursuant to advisory agreements substantially similar to the Investment Advisory Agreements currently in effect for the Funds.

  For the fiscal period ended March 31, 1997, U.S. Trust New York received advisory fees of $_____, $______, $______, $______, and $______ with respect to the Equity, Income, Total Return Bond, Optimum Growth and Value Equity Funds respectively. For the same period, U.S. Trust New York waived advisory fees of $______, $______, $______, $_______ and $______, and reimbursed expenses totalling $_____, $_____, $_____, $_____ and $_____, with respect to the Equity,
Income, Total Return Bond, Optimum Growth and Value Equity Funds, respectively.


  For the fiscal year ended May 31, 1996, U.S. Trust New York received advisory fees of $28,097, $14,373 and $31,440 with respect to the Equity, Income and Total Return Bond Funds, respectively. For the same period, U.S. Trust New York waived advisory fees of $109,889, $189,870 and $223,015 and reimbursed expenses totalling $68,274, $64,906 and $67,299 with respect to the Equity, Income and Total Return Bond Funds, respectively.

  For the fiscal year ended May 31, 1995, U.S. Trust New York waived its entire advisory fee totalling $23,905, $67,732 and $43,478 and reimbursed expenses totalling $52,689, $57,377 and $52,905 with respect to the Equity, Income and Total Return Bond Funds, respectively.


  For the fiscal period ended March 31, 1997, U.S. Trust Pacific received advisory fees of $______ and $______ with respect to the Balanced and International Equity Funds, respectively. For the same period, U.S. Trust Pacific waived advisory fees of $_____ and $______ and U.S. Trust reimbursed expenses totalling $______ and $______ with respect to the Balanced and International Equity Funds, respectively.


  For the fiscal year ended May 31, 1996, U.S. Trust Pacific received advisory fees of $167,588 and $38,181 with respect to the Balanced and International Equity Funds, respectively. For the same period, U.S. Trust Pacific waived advisory fees of $395,766 and $143,820 and U.S. Trust reimbursed expenses totalling $97,439 and $66,499 with respect to the Balanced and International Equity Funds, respectively.


  For the fiscal year ended May 31, 1995, U.S. Trust Pacific waived its entire advisory fee totalling $365,664 and $26,276 and U.S. Trust reimbursed expenses totalling $153,882 and $40,377 with respect to the Balanced and International Equity Funds, respectively.


  With respect to the Balanced and International Equity Funds, U.S. Trust Pacific has entered into an investment sub-advisory agreement (each a "Sub-Advisory Agreement") with each of the sub-advisers listed below opposite the name of the Fund. For their services under the Sub-Advisory Agreements, the sub-advisers are entitled to receive from U.S. Trust Pacific, fees at a maximum annual rate equal to the percentages specified in the table below of the Fund's average daily net assets.


                                                     Compensation Rate for
Fund Name                         Sub-Adviser           Sub-Adviser (%)
---------------------------  ----------------------  -----------------------
Balanced Fund                Becker Capital                           .425%
                             Management, Inc.
                             ("Becker")

International Equity Fund    Harding, Loevner                          .50%
                             Management, Inc. L.P.
                             ("Harding Loevner")

      It is the responsibility of each of the above sub-advisers to make the day-to-day investment decisions for its respective Fund and to place the purchase and sales orders for securities transactions of such Fund, subject in all cases to the general supervision of U.S. Trust Pacific. Each sub-adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing its respective Fund's investments and effecting securities transactions for such Fund.

      For the fiscal period ended March 31, 1997, Becker and Harding Loevner received sub-advisory fees of $_____ and $_____ with respect to the Balanced and International Equity Funds, respectively. For the same period, Becker and Harding Loevner waived sub-advisory fees of $_____ and $_____ with respect to the Balanced and International Equity Funds respectively.

      For the fiscal year ended May 31, 1996, Becker and Harding Loevner received sub-advisory fees of $210,011 and $88,105 with respect to the Balanced and International Equity Funds, respectively. For the same period, Becker and Harding Loevner waived sub-advisory fees of $158,336 and $2,896 with respect to the Balanced and International Equity Funds, respectively.

      For the fiscal year ended May 31, 1995, Becker and Harding Loevner received sub-advisory fees of $239,088 and $11,824 with respect to the Balanced and International Equity Funds, respectively.

                                 ADMINISTRATORS

      Chase Global Funds Services Company ("CGFSC"), Federated Administrative Services ("FAS") and U.S. Trust Connecticut serve as the Funds' administrators (the "Administrators") pursuant to an agreement between the Administrators and the Trust (the "Administrative Agreement"). The Prospectus contains a description of the compensation payable to the Administrators under the Administrative Agreement.

      Under the Administrative Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Funds, and to compute the net asset values, net income and realized capital gains or losses, if any, of the Funds. The Administrators prepare semi-annual reports to the SEC, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

      Prior to May 16, 1997, CGFSC, FAS and U.S. Trust New York served as the Funds' administrators pursuant to an administration agreement substantially similar to the administration agreement currently in effect for the Funds.

      For the fiscal period ended March 31, 1997, CGFSC, FAS and U.S. Trust New York received administration fees of $_____, $______, $______, $______, $______,
$______ and $______ with respect to the Equity, Income, Total Return Bond, Optimum Growth, Balanced, Value Equity and International Equity Funds, respectively, and waived administration fees totalling $_____, $_____, $_____, $_____, $______, $______ and $______ for such respective Funds.

      For the period from December 18, 1995 through May 31, 1996, the Administrators received administration fees of $15,122, $19,853, $33,627, $65,113 and $20,897 with respect to the Equity, Income, Total Return Bond, Balanced and International Equity Funds, respectively.


      Prior to December 18, 1995, Signature Financial Services, Inc. ("SFSI") served as servicing agent and fund accounting agent to each of the Funds. For its services as servicing agent, SFSI was entitled to fees at the annual rate of up to .07% of the average daily net assets of each Fund. For its fund accounting services, SFSI was entitled to receive a per annum fee of $12,000 from each Fund. For period from June 1, 1995 through December 18, 1995, SFSI received fund accounting and servicing agent fees of $38,777, $44,400, $42,518, $54,933 and $41,496 with respect to the Equity, Income, Total Return Bond, Balanced and International Equity Funds, respectively.

      For the fiscal year ended May 31, 1995, SFSI received fund accounting and servicing agent fees of $24,861, $28,302, $25,798, $82,822 and $23,227 with respect to the Equity, Income, Total Return Bond, Balanced and International Equity Funds, respectively.


                          TRANSFER AGENT AND CUSTODIAN

      The Chase Manhattan Bank ("Chase") serves as custodian of the Funds' assets pursuant to a custody agreement between Chase and the Trust.

      Under such agreement and acting as the Funds' custodian, Chase has agreed to (i) maintain a separate account or accounts for each of the Funds (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive income and other payments and distributions on account of the Funds' securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Trust concerning the Funds' operations. For the services provided by Chase under the custody agreements, the Trust has agreed to pay Chase a fee as agreed upon from time to time.

      Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable under the custody agreement for the performance of all of its duties under such agreement, notwithstanding any such delegation.

      CGFSC serves as transfer agent for the Funds pursuant to a transfer agency agreement. Under this agreement, CGFSC will perform the following functions, among others: (i) issue and redeem shares of the Funds; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust concerning the Funds' operations. For its transfer agency and dividend disbursement services, CGFSC is entitled to receive from the Trust such compensation as may be agreed upon from time to time between the Trust and CGFSC. In addition, CGFSC is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

      CGFSC may delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that CGFSC shall remain liable for the performance of all of its transfer agency duties under the transfer agency agreement, notwithstanding any such delegation.

                              INDEPENDENT AUDITORS

      Ernst & Young LLP ("E&Y"), 200 Clarendon Street, Boston, MA 02116, serve as the Trust's independent auditors. E&Y provides audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                    COUNSEL

      Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, is counsel to the Trust and will pass upon the legality of the shares offered by the Trust's Prospectuses.

                                    TAXATION

                             TAXATION OF THE FUNDS

      Each series of the Trust is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code (a "RIC") by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of the Fund's distributions, and the composition and holding period of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although a Fund's foreign source income may be subject to foreign withholding taxes. If a Fund fails to qualify as a RIC in any year, the Fund would incur a regular corporate federal income tax upon its investment company taxable income, and the Fund's distributions would generally be taxable as ordinary dividend income to shareholders.


      Any Fund distribution (or, in the case of the Income and Total Return Bond Funds any distribution of net capital gains or net short-term capital gains) will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      Any investment by a Fund in zero coupon bonds, certain securities purchased at a market discount, and similar instruments will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

      While certain of the Funds might invest in municipal securities, the interest on which might otherwise be exempt from tax, it is generally not expected that any Fund will satisfy the requirements under the Code to pass-through such exempt income to shareholders as tax-exempt dividends.

      Any Fund's transactions in options, futures contracts, and forward currency exchange contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. In addition, foreign exchange gains or losses realized by any Fund will generally be treated as ordinary income or loss by the Fund. Investment by a Fund in certain "passive foreign investment companies" may also have to be limited in order to avoid a tax on the Fund. Such a Fund may elect (if such election is available) to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

      Investment income of a Fund from foreign securities may be subject to foreign income tax withheld at the source. No Fund (other than the International Equity Fund, as discussed below) expects to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; each Fund intends to qualify for treaty-reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the Fund's assets invested within various countries is not known.


                           TAXATION OF DISTRIBUTIONS

      Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. In the case of corporate shareholders, distributions (other than capital gains dividends) will qualify for the amount of "qualifying dividends" received by a Fund for the year. Generally, a "qualifying dividend" is a dividend that has been received from a domestic corporation. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions are taxable as described above whether paid in cash or reinvested in additional shares. Shareholders will be notified annually as to the federal tax status of distributions.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must, and intends to, distribute during each calendar year substantially all of its ordinary income for that year and substantially all of its capital gain in excess of its capital losses for that year, plus any undistributed ordinary income and capital gains from previous years. For this and other purposes, a Fund dividend declared by a Fund in October, November or December with a record date before the end of the year will be deemed for tax purposes to have been paid by the Fund and received by the shareholder during that year, so long as the dividends are actually paid during January of the following calendar year. Accordingly, those distributions will be taxable to shareholders for the taxable year in which that December 31 falls.

      If the International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid.
If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Equity Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.


                                 OTHER TAXATION

      The Trust is organized as a Delaware business trust and, under current law, neither the Trust nor the Funds are liable for any income or franchise tax in the State of Delaware, provided that the Funds continue to qualify as RICs for federal income tax purposes.


      Fund shareholders may be subject to state and local taxes on Fund distributions to them by a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                     DESCRIPTION OF THE TRUST; FUND SHARES

      The Trust is a Delaware business trust established under a Trust Instrument dated April 27, 1994. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.00001 par value, which may be issued in separate series. Currently, the Trust has eight active series, although additional series may be established from time to time. Each Share (irrespective of class designation) of a Fund represents an interest in that Fund that is proportionate with the interest represented by each other
Share.

      The Shares of the Optimum Growth, Value Equity, International Equity and Balanced Funds are classified into two separate classes of Shares representing Trust Shares and Institutional Shares. Trust Shares have different expenses than Institutional Shares which may affect performance.

      The assets of the Trust received for the issue or sale of the Shares of each class of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such class and series and constitute the underlying assets of such class and series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more class or series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given class or series, or which are general or allocable to two or more classes or series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.


      The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders' rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or
(d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (x) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (y) cause the Trust to incorporate under the laws of the State of Delaware.

      Shares of a Fund entitle their holder to one vote per Share and shareholders will vote in the aggregate and not by class or series, except as otherwise expressly required by law. Separate votes, however, are taken by each class or series on matters affecting an individual class or series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

      The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust.
In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

      Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities.


                                 MISCELLANEOUS

      As of ____________, 1997. U.S. Trust and its affiliates held of record substantially all of the outstanding shares in the Funds, but did not own such shares beneficially because it did not have discretion to vote or invest such shares.


      As of July __, 1997, the name, address and percentage ownership of each person, in addition to U.S. Trust, that beneficially owned 5% or more of the outstanding shares of a Fund were as follows: ; and International Equity Fund:
                                                    -------------------------
Stevedoring Services of America, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 16.48%; United Grocers Pension Trust, c/o U.S. Trust Pacific, 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, 6.29%.

                              FINANCIAL STATEMENTS

FINANCIAL STATEMENTS OF THE TRUST.

          The audited financial statements and notes thereto in the Trust's Annual Report to Shareholders for the fiscal period ended March 31, 1997 (the "1997 Annual Report") are incorporated into this Statement of Additional Information by reference. No other parts of the 1997 Annual Report are incorporated by reference herein. The financial statements included in the 1997 Annual Report have been audited by Ernst & Young LLP, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1997 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional
Information.


      Prior to December 18, 1995 the Equity, Income, Total Return Bond, Balanced and International Equity Funds invested substantially all of their investable assets in the corresponding portfolio of the St. James Portfolios as follows:

                                                              Portfolio of
Fund                                                          -------------
----                                                      St. James Portfolios
                                                          --------------------

Excelsior Institutional Equity Fund                  Equity Portfolio
Excelsior Institutional Income Fund                  Income Portfolio
Excelsior Institutional Total Return Bond Fund       Total Return Bond Portfolio
Excelsior Institutional Balanced Fund                Balanced Portfolio
Excelsior Institutional International Equity Fund    International Equity Portfolio


      Effective December 18, 1995, each of the Equity, Income, Total Return Bond, Balanced and International Equity Funds withdrew its interest in the corresponding portfolio of the St. James Portfolios, receiving all of each portfolio's securities, and substantially all of the other net assets of each portfolio, as of that date. Each of those Funds now directly acquires and manages its own portfolio of securities.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

          "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

          "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P) ... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be raised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                    PART C


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements (as filed in Post-Effective Amendment No. 11):

       (1) Included in Part A :

           (i) Audited Financial Highlights for the Equity, Income, Total Return Bond, Balanced, Equity Growth and International Equity Funds for the fiscal years ended May 31, 1996 and May 31, 1995.

       (2) Incorporated by reference into Part B are the following audited financial statements:

           (i) With respect to the Equity, Income, Total Return Bond, Balanced, Equity Growth and International Equity Funds:

                 Schedule of Investments - May 31, 1996;

                 Statement of Operations for the Year ended May 31, 1996;

                 Statement of Assets and Liabilities - May 31, 1996;

                 Statement of Changes in Net Assets for the Year ended May 31, 1996;

                 Report of Ernst & Young LLP, Independent Auditors, for the Fiscal Year ended May 31, 1996;

                 Notes to Financial Statements.

            (b)  Exhibits:

1.        Trust Instrument of the Registrant.                          5

1(a).     Amended and Restated Schedule A to Trust
          Instrument of the Registrant.                                5

2.        By-Laws of the Registrant.                                   5




5(a).     Investment Advisory Agreement dated
          November 15, 1995 between the Registrant
          and United States Trust Company of New York
          with respect to the Equity, Income and
          Total Return Bond Funds.                                            10

5(b).     Investment Advisory Agreement dated
          November 15, 1995 between the Registrant
          and United States Trust Company of The
          Pacific Northwest with respect to the
          Balanced, Equity Growth and International
          Equity Funds.                                                       10

5(c).     Form of Investment Advisory Agreement between
          the Registrant and United States Trust Company
          of New York with respect to the Optimum Growth
          and Value Equity Funds.                                              8

5(d).     Investment Sub-Advisory Agreement dated
          November 15, 1995 between United States
          Trust Company of The Pacific Northwest
          and Luther King Capital Management
          Corporation with respect to the Equity
          Growth Fund.                                                        10

5(e).     Investment Sub-Advisory Agreement dated
          November 15, 1995 between United States
          Trust Company of The Pacific Northwest and
          Harding, Loevner Management, L.P. with
          respect to the International Equity Fund.                           10

5(f).     Investment Sub-Advisory Agreement dated
          November 15, 1995 between United States Trust
          Company of The Pacific Northwest and Becker
          Capital Management, Inc. with respect to
          the Balanced Fund.                                                  10

6(a).     Distribution Agreement dated August 1, 1995
          between the Registrant and Edgewood Services, Inc.                   6

6(b).     Schedule I to Distribution Agreement between
          the Registrant and Edgewood Services, Inc.                          10


8(a).     Form of Custodian Agreement dated
          December 18, 1995 between the Registrant
          and The Chase Manhattan Bank, N.A.                                   8

8(b).     Form of Exhibit A to the Custodian
          Agreement dated December 18, 1995 between the
          Registrant and The Chase Manhattan Bank, N.A.                       10

9(a).     Form of Administration Agreement dated
          February 9, 1996 among the Registrant
          and United States Trust Company of
          New York, Chase Global Funds Services Company
          and Federated Administrative Services.                               7

9(b).     Form of Fund Accounting and Servicing Agreement
          dated February 2, 1996 between the Registrant and
          Federated Services Company.                                          8

9(c).     Mutual Funds Transfer Agency Agreement dated June 22, 1994 between the Registrant and Chase Global Funds
          Services Company.                                                   10

9(d).     Form of Schedule B dated February 9, 1996 to the
          Mutual Funds Transfer Agency Agreement dated
          June 22, 1994 between the Registrant and Chase
          Global Funds Services Company.                                      10

9(e).     Administrative Services Plan and Related Form
             of Shareholder Servicing Agreement.                               8

10.       Opinion of Drinker Biddle & Reath LLP./1/

11(a).    Consent of Drinker Biddle & Reath LLP.                              11

  (b)     Consent of Ernst & Young LLP.                                       11

13(a).    Investor Representation Letter of Initial
          Shareholder.                                                         2

----------
/1/ Filed under rule 24f-2 as part of Registrant's Rule 24f-2 Notice.

13(b).    Purchase Agreement between the Registrant and
          Edgewood Services, Inc. dated May 1, 1996
          relating to shares of the Optimum Growth and
          Value Equity Funds.                                                 10

15.       Distribution Plan and Form of Distribution Agreement.                8

16.       Schedule for Computation of Performance Quotations.                  2

17(a).    Financial Data Schedule as of March 31, 1997 for the
          Institutional Income Fund.                                          11

 (b)      Financial Data Schedule as of March 31, 1997 for the
          Institutional Income Fund.                                          11

 (c)      Financial Data Schedule as of March 31, 1997 for the
          Institutional Total Return Bond Fund.                               11

 (d)      Financial Data Schedule as of March 31, 1977 for the
          Institutional Bond Index Fund.                                      11

 (e)      Financial Data Schedule as of March 31, 1997 for the
          Institutional Balanced Fund.                                        11

 (f)      Financial Data Schedule as of March 31, 1997 for the
          Institutional Equity Growth Fund.                                   11

 (g)      Financial Data Schedule as of March 31, 1997 for the
          Institutional International Equity Fund.                            11

18.       Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class
          System.                                                              9


1         Incorporated herein by reference from the Registrant's Registration
Statement on Form N-1A (File Nos. 33-78264 and 811-8490) (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "SEC") on April 28, 1994.

2      Incorporated herein by reference from Pre-Effective Amendment No. 2 to the Registration Statement, as filed with the SEC on June 22, 1994.

3      Incorporated herein by reference from Post-Effective Amendment No. 1 to the Registration Statement, as filed with the SEC on July 13, 1994.

4      Incorporated herein by reference from Post-Effective Amendment No. 2 to the Registration Statement, as filed with the SEC on September 28, 1994.

5      Incorporated herein by reference from Post-Effective Amendment No. 3 to the Registration Statement, as filed with the SEC on June 13, 1995.

6      Incorporated herein by reference from Post-Effective Amendment No. 4 to the Registration Statement, as filed with the SEC on October 2, 1995.

7      Incorporated herein by reference from Post-Effective Amendment No. 5 to the Registration Statement, as filed with the SEC on December 19, 1995.

8      Incorporated herein by reference from Post-Effective Amendment No. 7 to the Registration Statement, as filed with the SEC on February 23, 1996.

9      Incorporated herein by reference from Post-Effective Amendment No. 10 to the Registration Statement, as filed with the SEC on May 7, 1996.

10     Incorporated herein by reference from Post-Effective Amendment No. 11 to the Registration Statement, as filed with the SEC on September 30, 1996.

11     Filed herewith.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

       Registrant is controlled by its Board of Trustees.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

       Shares of Beneficial Interest (par value $.00001).

The following information is as of April 24, 1997:

Title of Class:                       Number of Record Holders

Excelsior Institutional Equity Fund:                  122
Excelsior Institutional Income Fund:                   27
Excelsior Institutional Total Return Bond Fund:       146
Excelsior Institutional Balanced Fund:                117
Excelsior Institutional Equity Growth Fund:            18
Excelsior Institutional International Equity Fund:    153
Excelsior Institutional Value Equity Fund:             21
Excelsior Institutional Optimum Growth Fund:           97

ITEM 27. INDEMNIFICATION.

     Reference is hereby made to Article IX of the Registrant's Trust Instrument, filed as an exhibit to this Registration Statement.

     Indemnification of Registrant's principal underwriter against certain losses is provided for in Section IV of the Distribution Agreement filed herein as Exhibit 6. Limitations on the liability of the investment advisers to the Registrant are provided for in Section 9 of the Investment Advisory Agreements filed herein as Exhibits 5(a), 5(b) and 5(c). Indemnification of Registrant's sub-advisers against certain losses is provided for in Section 9 of the Investment Sub-Advisory Agreements filed herein as Exhibits 5(d), 5(e) and 5(f).

     The trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     (a) United States Trust Company of New York.

     United States Trust Company of New York ("U.S. Trust") is a full-service state-chartered bank located in New York, New York. Set forth below are the names and principal businesses of the trustees and certain senior executive officers of U.S. Trust, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.


Position
with U.S.                                           Principal             Type of
Trust                       Name                    Occupation           Business
---------------  ---------------------------  ----------------------  ---------------

Director         Eleanor Baum                 Dean of School          Academic
                 Cooper Union for the         of Engineering
                 Advancement of Science
                 and Art
                 51 Astor Place
                 New York, NY 10003

Director         Samuel C. Butler             Partner in Cravath,     Law Firm
                 Cravath, Swaine              Swaine & Moore
                 & Moore
                 Worldwide Plaza
                 825 Eighth Avenue
                 New York, NY  10019

Director         Peter O. Crisp               Chairman                Venture
                 Venrock Inc.                                         Capital
                 Room 5600
                 30 Rockefeller Plaza
                 New York, NY  10112

Director         Antonia M. Grumbach          Partner in Patter-      Law Firm
                 Patterson, Belknap,          son, Belknap, Webb
                 Webb & Tyler                 & Tyler
                 1133 Avenue of the
                 Americas
                 New York, NY 10036


Director,        H. Marshall Schwarz          Chairman of the         Bank
Chairman of      United States Trust          Board & Chief Exe-
the Board        Co. of New York              cutive Officer of
and Chief        114 West 47th Street         U.S. Trust Corp. and
Executive        New York, NY 10036           U.S. Trust Company of
Officer                                       N.Y.

Director         Philippe de Montebello       Director of the         Art Museum
                 Metropolitan Museum of       Metropolitan
                 Art                          Museum of Art
                 1000 Fifth Avenue
                 New York, NY  10028-0198

Director         Paul W. Douglas              Retired Executive       Coal Mining,
                 250 Park Avenue                                      Transportation
                 Room 1900                                            and Security
                 New York, NY 10177                                   Services

Director         Frederic C. Hamilton         Chairman of the         Investment and
                 The Hamilton Companies       Board                   Venture Capital
                 1560 Broadway
                 Suite 2000
                 Denver, CO  80202

Director         John H. Stookey
                 Landmark Volunteers
                 749 A Main Street
                 Route 7, Box 455
                 Sheffield, MA 01257

Director         Robert N. Wilson             Vice Chairman of        Health Care
                 Johnson & Johnson            the Board of Johnson    Products
                 One Johnson &                & Johnson
                 Johnson Plaza
                 New Brunswick, NJ 08933


Director         Peter L. Malkin              Chairman of Wein,       Law Firm
                 Wein, Malkin & Bettex        Malkin & Bettex
                 Lincoln Building
                 60 East 42nd Street
                 New York, NY  10165

Director         Richard F. Tucker            Retired-Mobil           Petroleum and
                 11 Over Rock Lane            Oil Corporation         Chemicals
                 Westport, CT 06880

Director         Carroll L. Wainright,        Consulting Partner      Law Firm
                 Jr.                          of Milbank, Tweed,
                 Milbank, Tweed, Hadley       Hadley & McCloy
                 & McCloy
                 One Chase Manhattan Plaza
                 New York, NY 10005

Director         Ruth A. Wooden               President and           Not for
                 The Advertising              CEO                     Profit Public
                 Council, Inc.                                        Service
                 261 Madison Avenue                                   Advertising
                 11th Floor
                 New York, NY 10016

Trustee/         Frederick B. Taylor          Vice Chairman and       Bank
Director,        United States Trust          Chief Investment Of-
Vice Chair-      Company of New York          ficer of U.S. Trust
man and          114 West 47th Street         Corporation and United
Chief Invest-    New York, NY 10036           States Trust Company
ment Officer                                  of New York

Trustee/         Jeffrey S. Maurer            President of U.S.       Bank
Director and     United States Trust          Trust Corporation and
President        Company of New York          United States Trust
                 114 West 47th Street         Company of New York
                 New York, NY  10036


Trustee/         Daniel P. Davison            Chairman, Christie,     Fine Art
Director         Christie, Manson             Manson & Woods          Auctioneer
                 & Woods International,       International, Inc.
                 Inc.
                 502 Park Avenue
                 New York, NY 10021

Trustee/         Orson D. Munn                Chairman and            Investment
Director         Munn, Bernhard &             Director of Munn,       Advisory
                 Associates, Inc.             Bernhard & Asso-        Firm
                 6 East 43rd Street           ciates, Inc.
                 28th Floor
                 New York, NY 10017

Trustee/         Philip L. Smith              Corporate Director and
Director         P.O. Box 386                 Trustee
                 Ponte Verde Beach, FL 32004

     (b) United States Trust Company of The Pacific Northwest

     United States Trust Company of The Pacific Northwest ("U.S. Trust Northwest") is a subsidiary of United States Trust Company of New York located in Portland, Oregon. The name, position with U.S. Trust Northwest, address, principal occupation and type of business are set forth below for the trustees and certain senior executive officers of U.S. Trust Northwest including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

     RALPH C. RITTENOUR, JR. -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; Chairman and Chief Executive Officer of United States Trust Company of the Pacific Northwest (bank).

     CHARLES J. SWINDELLS -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; President of United States Trust Company of the Pacific Northwest (bank).

     NANCY L. JACOB, PH.D. -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; Executive Vice President of United States Trust of the Pacific Northwest (bank).

     RICHARD ACKERMAN -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; Chief Administrative Officer and Senior Vice President of United States Trust Company of the Pacific Northwest (bank).

     STEPHEN BRINK -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201 ; Senior Vice President and Chief Investment Officer of United States Trust Company of the Pacific Northwest (bank).

     MARCIA BENNETT -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; Senior Vice President, Trust Officer and Operations Officer of United States Trust Company of the Pacific Northwest (bank).

     MARV VUKOVICH -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; Vice President and Chief Financial Officer of United States Trust Company of the Pacific Northwest (bank).

     CAROL HIBBS -- Trustee/Director; Tonkon Torp, Galen, Marmaduke & Booth, 1600 Pioneer Tower, 888 SW Fifth Avenue, Portland, OR 97204; Attorney at Tonkon Torp, Galen, Marmaduke & Booth (law firm).

     (c) Becker Capital Management, Inc.

     Becker Capital Management, Inc. ("Becker") is a registered Investment Adviser located in Portland, Oregon. The name, position with Becker, address, principal occupation and type of business are set forth below for the trustees and certain senior executive officers of Becker, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

     PATRICK E. BECKER -- Director; Chairman and Chief Investment Officer; Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204; Chairman and Chief Investment Officer of Becker Capital Management, Inc. (investment advisory).

     JANEEN S. MCANINCH -- Director; President; Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204; President of Becker Capital Management, Inc. (investment advisory).

     MICHAEL C. MALONE -- Vice President - Marketing; Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204 ; Vice President - Marketing of Becker Capital Management, Inc. (investment advisory).

     DONALD L. WOLCOTT -- Vice President - Equity Portfolio Manager; Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204; Vice President -Equity Portfolio Manager of Becker Capital Management, Inc. (investment advisory).

     ROBERT N. SCHAEFFER -- Director; Vice President - Equity Portfolio Manager; Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204; Vice President - Equity Portfolio Manager of Becker Capital Management, Inc. (investment advisory).

     MICHAEL F. MCCOY -- Vice President - Quantitative Research; Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204; Vice President --Quantitative Research of Becker Capital Management, Inc. (investment advisory).

     WARREN HASTINGS III -- Vice President - Fixed Income; Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204; Vice President --Fixed Income of Becker Capital Management, Inc. (investment advisory).

     (d) Harding, Loevner Management, L.P.

     Harding, Loevner Management, L.P. ("Harding Loevner") is a registered Investment Advisor located in Somerville, New Jersey. The name, position with Harding Loevner, address, principal occupation and type of business are set forth below for the trustees and certain senior executive officers of Harding Loevner, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

     DANIEL D. HARDING -- Director/Chief Investment Officer; Harding, Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, NJ 08876; Chief Investment Officer of Harding, Loevner Management, L.P. (investment advisory).

     DAVID R. LOEVNER -- Director/Chief Executive Officer; Harding, Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, NJ 08876; Chief Executive Officer of Harding, Loevner Management, L.P. (investment advisory).

     SIMON HALLETT -- Director/Senior Portfolio Manager; Harding, Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, NJ 08876; Senior Portfolio Investment Manager of Harding, Loevner Management, L.P. (investment advisory).


ITEM 29. PRINCIPAL UNDERWRITERS.

          (a) Edgewood Services, Inc. (the "Distributor") currently serves as distributor for Registrant. The Distributor acts as principal underwriter for the following open-end investment companies: Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., FTI Funds, Marketvest Funds, Marketvest Funds, Inc., and Old Westbury Funds, Inc.


(b)  Names and Principal      Positions and Offices with  Offices with
     Business Addresses                the Distributor      Registrant
     ------------------          -------------------------- -----------
   Lawrence Caracciolo             Director and President,           --
   Federated Investors Tower       Edgewood Services, Inc.
   Pittsburgh, PA  15222-3779



   Arthur L. Cherry               Director,                          --
   Federated Investors Tower      Edgewood Services, Inc.
   Pittsburgh, PA  15222-3779

   J. Christopher Donahue         Director,                          --
   Federated Investors Tower      Edgewood Services, Inc.
   Pittsburgh, PA  15222-3779

   Ronald M. Petnuch              Vice President,                    --
   Federated Investors Tower      Edgewood Services, Inc.
   Pittsburgh, PA  15222-3779

   Newton Heston, III             Vice President,                    --
   Federated Investors Tower      Edgewood Services, Inc.
   Pittsburgh, PA  15222-3779

   Thomas P. Schmitt              Vice President,                    --
   Federated Investors Tower      Edgewood Services, Inc.
   Pittsburgh, PA 15222-3770

   Ernest L. Linane               Assistant Vice President,          --
   Federated Investors Tower      Edgewood Services, Inc.
   Pittsburgh, PA  15222-3779

   S. Elliott Cohan               Secretary,                 Assistant Secretary
   Federated Investors Tower      Edgewood Services, Inc.
   Pittsburgh, PA  15222-3779

   Thomas J. Ward                 Assistant Secretary,               --
   Federated Investors Tower      Edgewood Services, Inc.
   Pittsburgh, PA  15222-3779


   Kenneth W. Pegher, Jr.         Treasurer,                         --
   Federated Investors Tower      Edgewood Services, Inc.
   Pittsburgh, PA  15222-3779

          (c)  Not Applicable.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of:

(1) UNITED STATES TRUST COMPANY OF NEW YORK, 114 West 47th Street, New York, New York 10036 (records relating to its functions as investment adviser).

(2) U.S. TRUST COMPANY OF CONNECTICUT, 225 High Ridge Road, East Tower, Stamford, Connecticut 06905 (records relating to its function as investment adviser and co-administrator).

(3) UNITED STATES TRUST COMPANY OF THE PACIFIC NORTHWEST, 4380 S.W. Macadam Avenue, Suite 450, Portland, Oregon 97201 (records relating to its function as investment adviser).

(4) BECKER CAPITAL MANAGEMENT, INC., 2185 PacWest Center, Portland, Oregon 97204 (records relating to its function as investment sub-adviser).

(5) LUTHER KING CAPITAL MANAGEMENT, INC., 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102 (records relating to its function as investment sub-adviser).

(6) HARDING, LOEVNER MANAGEMENT, L.P., 50 Division Street, Suite 401, Somerville, New Jersey 08876 (records relating to its function as investment sub-adviser).

(7) EDGEWOOD SERVICES, INC., Clearing Operations, P.O. Box 897, Pittsburgh, PA 15230-0897 (records relating to its function as distributor).

(8) FEDERATED ADMINISTRATIVE SERVICES, Federated Investors Tower, Pittsburgh, PA 15222-3779 (records relating to its function as co-administrator).

(9) CHASE GLOBAL FUNDS SERVICES COMPANY, 73 Tremont Street, Boston, MA 02108-3913; (records relating to its functions as co-administrator and transfer agent).

(10) THE CHASE MANHATTAN BANK, 770 Broadway, New York, New York 10003 (records relating to its function as custodian).

(11) STATE STREET BANK & TRUST COMPANY, P.O. Box 8600, Boston, Massachusetts 02266-8600 (custodian of Bond Index Portfolio of Federated Investment Portfolios).

(12) DRINKER BIDDLE & REATH LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Articles of Incorporation, Bylaws, and Minute Books).


ITEM 31. MANAGEMENT SERVICES.

     Inapplicable.


ITEM 32. UNDERTAKINGS.

     Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest available Annual Report to Shareholders which includes Management's Discussion of Registrant's performance, upon request and without charge.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Excelsior Institutional Trust has duly caused this Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and the Commonwealth of Pennsylvania, on the 30th day of May, 1997.

                         EXCELSIOR INSTITUTIONAL TRUST
                         Registrant

                         */s/ Frederick S. Wonham
                         ------------------------------
                         Frederick S. Wonham, President
                         (Signature and Title)

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to Excelsior Institutional Trust's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


Signature                        Title            Date
--------------------------  ----------------  ------------

*/s/ Frederick S. Wonham
--------------------------
Frederick S. Wonham         Chairman of the   May 30, 1997
                            Board, President
                            and Treasurer

*/s/ Joseph H. Dugan
--------------------------
Joseph H. Dugan             Trustee           May 30, 1997


*/s/ Donald L. Campbell
-------------------------
Donald L. Campbell          Trustee           May 30, 1997


*/s/ Wolfe J. Frankl
-------------------------
Wolfe J. Frankl             Trustee           May 30, 1997


*/s/ Robert A. Robinson
-------------------------
Robert A. Robinson          Trustee           May 30, 1997


*/s/ Alfred Tannachion
-------------------------
Alfred Tannachion           Trustee           May 30, 1997


*/s/ Rodman L. Drake
-------------------------
Rodman L. Drake                     Trustee        May 30, 1997


*/s/ W. Wallace McDowell, Jr.
-----------------------------
W. Wallace McDowell, Jr.            Trustee        May 30, 1997


*/s/ Jonathan Piel
-------------------------
Jonathan Piel                       Trustee        May 30, 1997


*By: /s/ W. Bruce McConnel, III
     --------------------------
W. Bruce McConnel, III
Attorney-in-Fact

                             EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's, and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and said attorney shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                      /s/ Alfred C. Tannachion
                                        -------------------------
                                        Alfred C. Tannachion

                             EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                      /s/ Donald L. Campbell
                                        -----------------------
                                        Donald L. Campbell

                             EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                      /s/ Joseph H. Dugan
                                        --------------------
                                        Joseph H. Dugan

                             EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                      /s/ Robert A. Robinson
                                        -----------------------
                                        Robert A. Robinson

                             EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                      /s/ Wolfe J. Frankl
                                        --------------------
                                        Wolfe J. Frankl

                             EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints W. Bruce McConnel, III his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and said attorney shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                      /s/ Frederick S. Wonham
                                        ------------------------
                                        Frederick S. Wonham

                             EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Fund's, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                      /s/ Rodman L. Drake
                                        ---------------------
                                        Rodman L. Drake

                             EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute amendments to Excelsior Funds, Inc,'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                      /s/ W. Wallace McDowell
                                        ------------------------
                                        W. Wallace McDowell

                             EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 17, 1997                      /s/ Jonathan Piel
                                        -------------------
                                        Jonathan Piel

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.       Description
-----------       -----------


(11)(a)           Consent of Drinker Biddle & Reath LLP.

    (b)           Consent of Ernst & Young LLP.